Free Writing Prospectus
                                                    Filed Pursuant to Rule 433
                                      Registration Statement No. 333-132809-02



IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE E-MAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA0607 PRICING - PRICE/YIELD - AF2

PRICE          1 LOSS          0 YLD              3              4             30             35             40             45
                YIELD          YIELD          YIELD          YIELD          YIELD          YIELD          YIELD          YIELD
 99-28         5.9919         5.9673         5.9414         6.0156         5.9898         5.9635         5.9348         5.9059
 99-29         5.9830         5.9556         5.9267         6.0094         5.9807         5.9513         5.9194         5.8872
 99-30         5.9741         5.9439         5.9121         6.0032         5.9716         5.9392         5.9041         5.8686
 99-31         5.9652         5.9322         5.8975         5.9970         5.9625         5.9271         5.8887         5.8499
100-00         5.9563         5.9205         5.8828         5.9908         5.9533         5.9150         5.8733         5.8313
100-01         5.9474         5.9088         5.8682         5.9846         5.9442         5.9029         5.8580         5.8127
100-02         5.9385         5.8971         5.8536         5.9784         5.9351         5.8908         5.8426         5.7940
100-03         5.9296         5.8855         5.8390         5.9722         5.9260         5.8787         5.8273         5.7754
100-04         5.9207         5.8738         5.8244         5.9660         5.9169         5.8666         5.8120         5.7568
100-05         5.9119         5.8621         5.8098         5.9598         5.9078         5.8545         5.7966         5.7382
100-06         5.9030         5.8505         5.7953         5.9536         5.8987         5.8424         5.7813         5.7196
100-07         5.8941         5.8388         5.7807         5.9474         5.8896         5.8303         5.7660         5.7011
100-08         5.8853         5.8272         5.7661         5.9412         5.8805         5.8183         5.7507         5.6825
100-09         5.8764         5.8155         5.7515         5.9350         5.8714         5.8062         5.7354         5.6639
100-10         5.8676         5.8039         5.7370         5.9288         5.8623         5.7941         5.7201         5.6454
100-11         5.8587         5.7923         5.7224         5.9227         5.8532         5.7821         5.7048         5.6268
100-12         5.8498         5.7806         5.7079         5.9165         5.8441         5.7700         5.6895         5.6083
100-13         5.8410         5.7690         5.6933         5.9103         5.8351         5.7580         5.6742         5.5897
100-14         5.8322         5.7574         5.6788         5.9042         5.8260         5.7459         5.6590         5.5712
100-15         5.8233         5.7458         5.6643         5.8980         5.8169         5.7339         5.6437         5.5527
100-16         5.8145         5.7342         5.6497         5.8918         5.8079         5.7218         5.6284         5.5342
100-17         5.8056         5.7226         5.6352         5.8857         5.7988         5.7098         5.6132         5.5157
100-18         5.7968         5.7110         5.6207         5.8795         5.7897         5.6978         5.5979         5.4972

             WAL           4.07           3.00            2.35           6.25           3.96           2.88            2.23
        MOD DURN          3.501          2.665           2.130          5.018          3.413          2.571           2.027
   MOD CONVEXITY          0.156          0.091           0.060          0.325          0.148          0.086           0.054
PRINCIPAL WINDOW  DEC08 - APR12  APR08 - AUG10  ~NOV07 - AUG09  FEB10 - APR16  NOV08 - MAR12  MAR08 - JUL10  ~OCT07 - JUL09

             WAL           1.81
        MOD DURN          1.671
   MOD CONVEXITY          0.038
PRINCIPAL WINDOW  JUL07 - OCT08

 LIBOR_1MO  4.93584...  4.93584...  4.93584...  4.93584...   4.93584...  4.93584...  4.93584...  4.93584...
    PREPAY      75 PPC     100 PPC     125 PPC      10 CPR       15 CPR      20 CPR      25 CPR      30 CPR
NO PREPAYS

LOCKOUT AND PENALTIES   EXCLUDE PENALTIES  EXCLUDE PENALTIES  EXCLUDE PENALTIES  EXCLUDE PENALTIES  EXCLUDE PENALTIES
PREPAY PENALTY HAIRCUT                  0                  0                  0                  0                  0

LOCKOUT AND PENALTIES   EXCLUDE PENALTIES  EXCLUDE PENALTIES  EXCLUDE PENALTIES
PREPAY PENALTY HAIRCUT                  0                  0                  0

SWAPS  MAT      6MO      1YR      2YR      3YR      5YR     10YR     30YR
       YLD  5.18563  5.30544  5.28914  5.30604  5.38679  5.55623  5.70654

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities maybe split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. Ifwe determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates.Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at wwwsec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE. WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE M. MA.Y. NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

Goldman Sachs                  GSAA-06-07 FIXED
                                 Investor Mark
==============================================================================

------------------------------------------------------------------------------
Stats
------------------------------------------------------------------------------
Count:                                                                    2688
Schedule Balance:                                             $ 574,553,482.09
AverageSched Bal:                                             $     213,747.58
GrossWAC:                                                                6.576
NetWAC:                                                                  6.326
OTERM:                                                                     354
RTERM:                                                                     349
ATERM:                                                                     348
AGE:                                                                         4
OLTV:                                                                    71.06
COLTV:                                                                   76.15
FICO:                                                                  708.813
DTI:                                                                    34.858
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Current Rate                                                           Percent
------------------------------------------------------------------------------
4.501 - 5.000                                                             0.02
5.001 - 5.500                                                             4.07
5.501 - 6.000                                                            26.71
6.001 - 6.500                                                            25.79
6.501 - 7.000                                                            21.83
7.001 - 7.500                                                            11.02
7.501 - 8.000                                                             5.37
8.001 - 8.500                                                             2.06
8.501 - 9.000                                                             2.20
9.001 - 9.500                                                             0.47
9.501 - 10.000                                                            0.47
------------------------------------------------------------------------------
Total:                                                                  100.00
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Scheduled Balance                                                      Percent
------------------------------------------------------------------------------
0.01 - 50,000.00                                                          0.38
50,000.01 - 100,000.00                                                    4.67
100,000.01 - 150,000.00                                                  12.67
150,000.01 - 200,000.00                                                  14.13
200,000.01 - 250,000.00                                                  15.10
250,000.01 - 275,000.00                                                   7.03
275,000.01 - 350,000.00                                                  21.13
350,000.01 - 400,000.00                                                  11.92
400,000.01 - 450,000.00                                                   4.17
450,000.01 - 500,000.00                                                   1.76
500,000.01 - 550,000.00                                                   1.00
550,000.01 - 600,000.00                                                   2.09
600,000.01 - 750,000.00                                                   1.22
750,000.01 - 850,000.00                                                   0.68
850,000.01 - 950,000.00                                                   0.46
950,000.01 - 1,000,000.00                                                 1.38
1,000,000.01 - 1,250,000.00                                               0.20
------------------------------------------------------------------------------
Total:                                                                  100.00
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Original Term                                                          Percent
------------------------------------------------------------------------------
120                                                                       0.06
180                                                                       3.29
240                                                                       0.45
360                                                                      95.91
480                                                                       0.30
------------------------------------------------------------------------------
Total:                                                                  100.00
------------------------------------------------------------------------------

------------------------------------------------------------------------------
RemTerm                                                                Percent
------------------------------------------------------------------------------
61 - 120                                                                  0.06
121 - 180                                                                 3.29
181 - 240                                                                 0.45
301 - 360                                                                95.91
421 - 480                                                                 0.30
------------------------------------------------------------------------------
Total:                                                                  100.00
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Am WAM                                                                 Percent
------------------------------------------------------------------------------
0 - 59                                                                   33.48
60 - 119                                                                  0.06
120 - 179                                                                 3.06
180 - 239                                                                 0.46
240 - 299                                                                 0.03
300 - 359                                                                61.64
360 - 419                                                                 0.66
420 - 479                                                                 0.63
------------------------------------------------------------------------------
Total:                                                                  100.00
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Age                                                                    Percent
------------------------------------------------------------------------------
< =                                                                      12.63
1 - 2                                                                    30.24
3 - 4                                                                     8.78
5 - 6                                                                    18.59
7 - 8                                                                    16.12
9 - 10                                                                    7.07
11 - 12                                                                   4.57
13 - 14                                                                   1.29
15 - 16                                                                   0.71
------------------------------------------------------------------------------
Total:                                                                  100.00
------------------------------------------------------------------------------

------------------------------------------------------------------------------
States                                                                 Percent
------------------------------------------------------------------------------
CA                                                                       35.57
FL                                                                        8.21
TX                                                                        4.31
NJ                                                                        5.01
NY                                                                        4.93
GA                                                                        2.90
MA                                                                        4.07
AZ                                                                        2.70
CT                                                                        2.38
MD                                                                        2.61
Other                                                                    27.31
------------------------------------------------------------------------------
Total:                                                                  100.00
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Original LTV                                                           Percent
------------------------------------------------------------------------------
0.001 - 50.000                                                           10.59
50.001 - 60.000                                                           9.05
60.001 - 70.000                                                          17.93
70.001 - 75.000                                                           6.77
75.001 - 80.000                                                          50.35
80.001 - 85.000                                                           0.92
85.001 - 90.000                                                           2.68
90.001 - 95.000                                                           1.29
95.001 - 100.000                                                          0.43
------------------------------------------------------------------------------
Total:                                                                  100.00
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Combined LTV                                                           Percent
------------------------------------------------------------------------------
0.001 - 50.000                                                            9.82
50.001 - 60.000                                                           7.94
60.001 - 70.000                                                          15.25
70.001 - 75.000                                                           6.35
75.001 - 80.000                                                          23.94
80.001 - 85.000                                                           1.37
85.001 - 90.000                                                           7.17
90.001 - 95.000                                                           5.93
95.001 - 100.000                                                         22.24
------------------------------------------------------------------------------
Total:                                                                  100.00
------------------------------------------------------------------------------

------------------------------------------------------------------------------
FICO                                                                   Percent
------------------------------------------------------------------------------
1 - 519                                                                   0.21
520 - 559                                                                 0.18
560 - 579                                                                 0.11
580 - 619                                                                 1.48
620 - 649                                                                10.94
650 - 699                                                                33.46
700 - 749                                                                28.12
750 - 799                                                                22.18
800 - 819                                                                 3.29
820 >=                                                                    0.03
------------------------------------------------------------------------------
Total:                                                                  100.00
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Silent                                                                 Percent
------------------------------------------------------------------------------
N                                                                        71.61
Y                                                                        28.39
------------------------------------------------------------------------------
Total:                                                                  100.00
------------------------------------------------------------------------------

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
==============================================================================

Goldman Sachs                  GSAA-06-07 FIXED
                                 Investor Mark
==============================================================================

------------------------------------------------------------------------------
PMI                                                                    Percent
------------------------------------------------------------------------------
MI - OLTV > 80                                                            4.31
No MI - OLTV <= 80                                                       94.68
No MI - OLTV > 80                                                         1.01
------------------------------------------------------------------------------
Total:                                                                  100.00
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Occupancy Code                                                         Percent
------------------------------------------------------------------------------
INVESTOR                                                                 19.37
OWNER OCCUPIED                                                           76.89
SECOND HOME                                                               3.74
------------------------------------------------------------------------------
Total:                                                                  100.00
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Property Type                                                          Percent
------------------------------------------------------------------------------
2 FAMILY                                                                  6.70
3-4 FAMILY                                                                6.56
CONDO                                                                     7.93
COOP                                                                      0.27
PUD                                                                      15.32
SINGLE FAMILY                                                            63.02
TOWNHOUSE                                                                 0.20
------------------------------------------------------------------------------
Total:                                                                  100.00
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Purpose                                                                Percent
------------------------------------------------------------------------------
CASHOUT REFI                                                             40.74
PURCHASE                                                                 49.82
RATE/TERM REFI                                                            9.44
------------------------------------------------------------------------------
Total:                                                                  100.00
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Documentation Type                                                     Percent
------------------------------------------------------------------------------
FULL/ALT                                                                 22.37
NINA/NO DOC                                                              13.48
NIVA/NO RATIO                                                             9.59
SISA                                                                     32.99
SIVA                                                                     21.58
------------------------------------------------------------------------------
Total:                                                                  100.00
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Number of Units                                                        Percent
------------------------------------------------------------------------------
1                                                                        86.74
2                                                                         6.66
3                                                                         4.30
4                                                                         2.31
------------------------------------------------------------------------------
Total:                                                                  100.00
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Interest Only                                                          Percent
------------------------------------------------------------------------------
N                                                                        66.52
Y                                                                        33.48
------------------------------------------------------------------------------
Total:                                                                  100.00
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Interest Only Term                                                     Percent
------------------------------------------------------------------------------
0                                                                        66.52
60                                                                        2.23
120                                                                      30.91
180                                                                       0.34
------------------------------------------------------------------------------
Total:                                                                  100.00
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Prepay Flag                                                            Percent
------------------------------------------------------------------------------
N                                                                        62.65
Y                                                                        37.35
------------------------------------------------------------------------------
Total:                                                                  100.00
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Prepay Term                                                            Percent
------------------------------------------------------------------------------
0                                                                        62.65
3                                                                         0.12
6                                                                         2.95
7                                                                         0.17
12                                                                        4.03
18                                                                        0.04
24                                                                        1.36
36                                                                       22.25
60                                                                        6.43
------------------------------------------------------------------------------
Total:                                                                  100.00
------------------------------------------------------------------------------

------------------------------------------------------------------------------
DTI                                                                    Percent
------------------------------------------------------------------------------
<= 0.00000                                                               20.73
0.00001 - 10.00000                                                        3.87
10.00001 - 20.00000                                                       3.77
20.00001 - 30.00000                                                      12.14
30.00001 - 40.00000                                                      31.07
40.00001 - 50.00000                                                      27.04
50.00001 - 60.00000                                                       1.13
60.00001 - 70.00000                                                       0.25
------------------------------------------------------------------------------
Total:                                                                  100.00
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Conforming                                                             Percent
------------------------------------------------------------------------------
CONFORMING                                                               90.69
NON-CONFORMING                                                            9.31
------------------------------------------------------------------------------
Total:                                                                  100.00
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Product Type                                                           Percent
------------------------------------------------------------------------------
15 YR FIXED                                                               3.35
30 YR FIXED                                                              96.02
40 YR FIXED                                                               0.30
FIXED BALLOON 40/30                                                       0.33
------------------------------------------------------------------------------
Total:                                                                  100.00
------------------------------------------------------------------------------

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
==============================================================================
                                                                   Page 2 of 2

              SCHEDULE A - STRUCTURAL AND COLLATERAL TERM SHEET

                   GSAA HOME EQUITY TRUST 2006-7 TERM SHEET
                   ----------------------------------------

                   IMPORTANT NOTICE REGARDING THE CONDITIONS
                 FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

               STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

    IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED E-MAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE E-MAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

GSAA 2006-7  Preliminary Structural and Collateral Term Sheet   April 13, 2006
------------------------------------------------------------------------------

                                 $562,291,000
                                 (Approximate)
                         GSAA Home Equity Trust 2006-7
                   GS Mortgage Securities Corp., Depositor
                           Asset-Backed Certificates

Overview of the Offered Certificates
------------------------------------

------------- --------------------- ------------- ------------ -------------- -------------- ------------------- ------------
               Approximate Initial                                   Initial                                         Expected
                         Principal   Certificate       Credit   Pass-Through   Average Life   Principal Payment       Ratings
Certificates         Balance(1)(2)          Type   Support(3)        Rate(4)       (yrs)(5)       Window(5) (6)   S&P/Moody's
------------- --------------------- ------------- ------------ -------------- -------------- ------------------- ------------
AV-1                  $200,453,000            Sr       6.610%   LIBOR + [ ]%           1.00       05/06 - 04/08     AAA / Aaa
AF-2                  $139,976,000            Sr       6.610%     [       ]%           3.00       04/08 - 08/10     AAA / Aaa
AF-3                   $44,301,000            Sr       6.610%     [       ]%           5.00       08/10 - 01/12     AAA / Aaa
AF-4A                  $85,833,000            Sr      15.949%     [       ]%           8.65       01/12 - 03/16     AAA / Aaa
AF-4B                   $9,537,000            Sr       6.610%     [       ]%           8.65       01/12 - 03/16     AAA / Aaa
AF-5A                  $38,345,000            Sr      32.871%     [       ]%           6.80       05/09 - 03/16     AAA / Aaa
AF-5B                  $15,000,000            Sr       6.610%     [       ]%           6.80       05/09 - 03/16     AAA / Aaa
M-1                     $8,854,000           Sub       5.060%     [       ]%           6.51       06/09 - 03/16     AA+ / Aa1
M-2                     $5,712,000           Sub       4.060%     [       ]%           6.51       06/09 - 03/16      AA / Aa2
M-3                     $2,856,000           Sub       3.560%     [       ]%           6.51       06/09 - 03/16     AA- / Aa3
M-4                     $2,856,000           Sub       3.060%     [       ]%           6.51       06/09 - 03/16        A / A2
M-5                     $2,856,000           Sub       2.560%     [       ]%           6.51       06/09 - 03/16       A- / A3
B-1                     $2,856,000           Sub       2.060%     [       ]%           6.43       06/09 - 03/16    BBB / Baa2
B-2                     $2,856,000           Sub       1.560%     [       ]%           6.18       06/09 - 05/15   BBB- / Baa3
------------- --------------------- ------------- ------------ -------------- -------------- ------------------- ------------
Total                  562,291,000
------------- --------------------- ------------- ------------ -------------- -------------- ------------------- ------------

Overview of the Non-offered Certificates
----------------------------------------

------------- --------------------- ------------- ------------ -------------- -------------- ------------------- ------------
               Approximate Initial                                   Initial                                         Expected
                         Principal   Certificate       Credit   Pass-Through   Average Life   Principal Payment       Ratings
Certificates         Balance(1)(2)          Type   Support(3)        Rate(4)       (yrs)(5)       Window(5) (6)   S&P/Moody's
------------- --------------------- ------------- ------------ -------------- -------------- ------------------- ------------
B-3                     $3,199,000           Sub       1.000%     [       ]%           5.69       06/09 - 03/14      BB / Ba2
------------- --------------------- ------------- ------------ -------------- -------------- ------------------- ------------

(1) The initial aggregate principal balance of the certificates will be subject to an upward or downward variance of no more than approximately 5%. The principal balances of the certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled one month at 6% CPR.

(2) The principal balance of the Certificates is calculated using the scheduled principal balance of the Mortgage Loans as of the Statistical Calculation Date.

(3)  Fully funded overcollateralization of approximately 1.00%.

(4) See the "Structure of the Certificates" section of this term sheet for more information on the Pass-Through Rates of the Certificates.

(5) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on the Certificates.

(6) The stated final maturity date for the certificates is the Distribution Date in March 2046.

Selected Mortgage Pool Data (7)
-------------------------------

      ------------------------------------------------- -----------------
                                                                Aggregate
      ------------------------------------------------- -----------------
      Scheduled Principal Balance:                       $    574,553,482
      Number of Mortgage Loans:                                     2,688
      Average Scheduled Principal Balance:               $        213,748
      Interest Only Loans:                                          33.48%
      Weighted Average Gross Coupon:                                6.576%
      Weighted Average Net Coupon(8):                               6.326%
      Weighted Average FICO Score:                                    709
      Weighted Average Original LTV Ratio:                          71.10%
      Weighted Average Combined Original LTV Ratio:                 77.52%
      Weighted Average Stated Remaining Term (months):                349
      Weighted Average Seasoning (months):                              4
      % of Mortgage Loans with Silent Seconds:                      28.39%
      Weighted Average Non-Zero DTI:                                34.86%
      % of Loans with MI:                                            4.31%
      ------------------------------------------------- -----------------

(7) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.

(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7  Preliminary Structural and Collateral Term Sheet   April 13, 2006
------------------------------------------------------------------------------

     Features of the Transaction
     ---------------------------

     o The mortgage loans in the transaction consist of Alt-A type, fixed rate, first lien residential mortgage loans (the "Mortgage Loans") originated by PHH Mortgage Corporation ("PHH") (24.37%) and the Goldman Sachs Mortgage Conduit (the "Conduit") (75.63%).

     o Credit support for the Certificates will be provided through a senior/subordinate structure, fully funded overcollaterization of approximately 1.00% and excess spread.

     o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

     o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

     o The transaction will be modeled on INTEX as GSAA0607 and on Bloomberg as GSAA 2006-7.

     o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:              On or before April 28, 2006

Cut-off Date:                       April 1, 2006

Statistical Calculation
Date:                               March 1, 2006

Expected Pricing Date:              On or before April 12, 2006

First Distribution Date:            May 25, 2006

Key Terms
---------

Offered Certificates:               Class AV-1, AF-2, AF-3, AF-4A, AF-4B,
                                    AF-5A, AF-5B, M-1, M-2, M-3, M-4, M-5, B-1
                                    and B-2 Certificates

Non-Offered Certificates:           Class B-3, Class X and Class P
                                    Certificates

Class A Certificates:               Class AV-1, AF-2, AF-3, AF-4A, AF-4B,
                                    AF-5A and AF-5B Certificates

Class AF-5A and
Class AF-5B Certificates:           The Class AF-5A and Class AF-5B
                                    Certificates will be "lock-out"
                                    certificates. The Class AF-5A and Class
                                    AF-5B Certificates generally will not
                                    receive any portion of principal payment until the May 2009 Distribution Date.
                                    Thereafter, they will receive an
                                    increasing percentage of their pro-rata
                                    share of principal payable to the
                                    Certificates based on a schedule.

Residual Certificates:              Class R, Class RC and Class RX
                                    Certificates. The Residual Certificates
                                    are not being offered hereby.

Fixed Rate Certificates:            Class AF-2, AF-3, AF-4A, AF-4B, AF-5A,
                                    AF-5B, M-1, M-2, M-3, M-4, M-5, B-1, B-2
                                    and B-3 Certificates

Variable Rate Certificates:         Class AV-1 Certificates

Subordinate Certificates:           Class M-1, M-2, M-3, M-4, M-5, B-1, B-2
                                    and B-3 Certificates

Depositor:                          GS Mortgage Securities Corp.

Sponsor:                            Goldman Sachs Mortgage Company

Underwriter:                        Goldman, Sachs & Co.

Servicers:                          PHH, Avelo Mortgage, L.L.C. and
                                    Countrywide Home Loans Servicing LP

Trustee:                            Deutsche Bank National Trust Company

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7  Preliminary Structural and Collateral Term Sheet   April 13, 2006
------------------------------------------------------------------------------

Securities Administrator:           Wells Fargo Bank, N.A.

Master Servicer:                    Wells Fargo Bank, N.A.

Custodians:                         Deutsche Bank National Trust Company, U.S.
                                    Bank National Association and JPMorgan
                                    Chase Bank, National Association

Servicing Fee Rates:                25.0 bps (100.00%)

Expense Fee Rate:                   The Servicing Fee Rate

Distribution Date:                  25th day of the month or the following
                                    business day

Record Date:                        For any Distribution Date, the last
                                    business day of the Interest Accrual
                                    Period

Delay Days:                         24 days for the Fixed Rate Certificates
                                    0 day delay on the Variable Rate
                                    Certificates

Day Count:                          30/360 basis on the Fixed Rate
                                    Certificates
                                    Actual/360 basis on the Variable Rate
                                    Certificates

Prepayment Period:                  The calendar month prior to the
                                    Distribution Date

Interest Accrual Period:            For the Variable Rate Certificates, from
                                    the prior Distribution Date to the day
                                    prior to the current Distribution Date
                                    except for the initial accrual period for which interest will accrue from the Closing Date. For the Fixed Rate
                                    Certificates, the calendar month
                                    immediately preceding the then current
                                    Distribution Date.

Pricing Prepayment                  CPR starting at 6% CPR in the loan's first
Assumption:                         month, increasing to 20% CPR in month 12
                                    (an approximate 1.273% increase per
                                    month), and remaining at 20% CPR
                                    thereafter.

Due Period:                         For the Mortgage Loans, the period
                                    commencing on the second day of the
                                    calendar month preceding the month in
                                    which the Distribution Date occurs and
                                    ending on the first day of the calendar
                                    month in which Distribution Date occurs.

Mortgage Loans:                     The trust will consist of Alt-A type,
                                    fixed rate, first lien residential
                                    mortgage loans with an approximate,
                                    scheduled principal balance of
                                    approximately $574,553,482 as of the
                                    Statistical Calculation Date.

Servicer Advancing:                 Yes as to principal and interest, subject
                                    to recoverability

Excess Spread:                      The initial weighted average net coupon of
                                    the mortgage pool will be greater than the interest payments on the Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical
                                    Calculation Date.

                                    Initial Gross WAC (1):                                6.5762%
                                       Less Fees & Expenses (2):                          0.2500%
                                                                                        -----------
                                    Net WAC (1):                                          6.3262%
                                       Less Initial Certificate Coupon (Approx.)(1)(3):   5.5709%
                                                                                        -----------
                                    Initial Excess Spread (1):                            0.7553%

                                         (1)  This amount will vary on each
                                              distribution date based on
                                              changes to the weighted average
                                              interest rate on the Mortgage
                                              Loans as well as any changes in
                                              day count.

                                         (2)  Includes the Expense Fee Rate.

                                         (3)  Assumes 1-month LIBOR equal to
                                              4.8400%, initial marketing
                                              spreads and a 30-day month. This
                                              amount will vary on each
                                              distribution date based on
                                              changes to the weighted average
                                              Pass-Through Rates on the
                                              Certificates as well as any
                                              changes in day count.

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7  Preliminary Structural and Collateral Term Sheet   April 13, 2006
------------------------------------------------------------------------------

Compensating Interest:              Each Servicer, other than PHH, shall
                                    provide Compensating Interest equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the
                                    Mortgage Loans for the related
                                    Distribution Date resulting from voluntary principal prepayments on the Mortgage
                                    Loans during the related Prepayment Period and (B) its aggregate Servicing Fee received for the related Distribution Date in the case of Avelo and Countrywide
                                    Servicing. PHH will provide Compensating
                                    Interest equal to the aggregate of the
                                    prepayment interest shortfalls on the
                                    Mortgage Loans for the related
                                    Distribution Date resulting from voluntary principal prepayments of the Mortgage
                                    Loans during the related Prepayment
                                    Period.

Optional Clean-up Call:             The transaction has a 10% optional
                                    clean-up call.

Rating Agencies:                    Moody's Investors Service, Inc. and
                                    Standard & Poor's Ratings Services

Minimum Denomination:               $50,000 with regard to each of the Offered
                                    Certificates.

Legal Investment:                   It is anticipated that the Class A, Class
                                    M-1, Class M-2, Class M-3, Class R, Class
                                    RC and Class RX Certificates will be SMMEA eligible.

ERISA Eligibility:                  Underwriter's exemption is expected to
                                    apply to all Offered Certificates.
                                    However, prospective purchasers should
                                    consult their own counsel.

Tax Treatment:                      The Offered and Non-Offered Certificates
                                    (other than the Class R, Class RC and
                                    Class RX Certificates) represent REMIC
                                    regular interests and, to a limited
                                    extent, interests in certain basis risk
                                    interest carryover payments pursuant to
                                    the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract. The Class R, Class RC and Class RX Certificates each represent the residual interest in a REMIC.

Prospectus:                         The Offered Certificates will be offered
                                    pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                    "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                    PLEASE SEE "RISK FACTORS" IN THE
                                    PROSPECTUS FOR A DESCRIPTION OF
                                    INFORMATION THAT SHOULD BE CONSIDERED IN
                                    CONNECTION WITH AN INVESTMENT IN THE
                                    OFFERED CERTIFICATES.

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7  Preliminary Structural and Collateral Term Sheet   April 13, 2006
------------------------------------------------------------------------------

Structure of the Certificates
-----------------------------

Description of Principal and Interest Distributions

Principal will be paid as described in the "Principal Distributions on the Offered Certificates" section of this term sheet. Prior to the Step-Down Date, or so long as a Trigger Event is in effect, principal will be paid to the Offered Certificates and the Class B-3 Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to maintain the overcollateralization (which is one component of the credit support available to the Certificateholders).

Interest on the Variable Rate Certificates will be paid monthly at a rate of one month LIBOR plus a margin, subject to the WAC Cap as described below. Interest on the Fixed Rate Certificates will be paid monthly at a specified rate, subject to the WAC Cap as described below. Interest on the Class AF-3 Certificates, Class AF-4A Certificates, Class AF-4B Certificates, Class AF-5A Certificates, Class AF-5B Certificates and the Subordinate Certificates will be paid monthly at a specified rate that will step up after the Optional Clean-up Call is first exercisable, subject to the WAC Cap as described below. Interest shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statute) and not covered by compensating interest will be allocated first to excess interest on the Mortgage Loans for the related Distribution Date, and thereafter to reduce the Accrued Certificate Interest on the Offered and Non-Offered Certificates on a pro rata basis based on the respective amounts of interest accrued on these certificates for that Distribution Date. Any reductions in the Pass-Through Rate on the Offered and Non-Offered Certificates attributable to the WAC Cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates. Such carry forward will not be paid back after the certificate principal balance of the applicable class has been reduced to zero.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) approximately 1.00% overcollateralization (funded upfront), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. As of the Statistical Calculation Date, 4.31% of the total pool have LTVs > 80% and are covered by borrower paid mortgage insurance and 1.01% of the total pool have LTVs > 80% and are not covered by borrower paid mortgage insurance.

Credit Enhancement Percentage Before Step-Down. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The later to occur of:

(x) the Distribution Date occurring in May 2009; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 13.22%.

---------------- ---------------------------- --------------------------------
Class             Initial Credit Enhancement                  Step-Down Credit
                                  Percentage            Enhancement Percentage
---------------- ---------------------------- --------------------------------
A                                      6.61%                            13.22%
---------------- ---------------------------- --------------------------------
M-1                                    5.06%                            10.12%
---------------- ---------------------------- --------------------------------
M-2                                    4.06%                             8.12%
---------------- ---------------------------- --------------------------------
M-3                                    3.56%                             7.12%
---------------- ---------------------------- --------------------------------
M-4                                    3.06%                             6.12%
---------------- ---------------------------- --------------------------------
M-5                                    2.56%                             5.12%
---------------- ---------------------------- --------------------------------
B-1                                    2.06%                             4.12%
---------------- ---------------------------- --------------------------------
B-2                                    1.56%                             3.12%
---------------- ---------------------------- --------------------------------
B-3                                    1.00%                             2.00%
---------------- ---------------------------- --------------------------------

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 48% of the prior period's Credit Enhancement Percentage for the Class A Certificates to be specified in the

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7  Preliminary Structural and Collateral Term Sheet   April 13, 2006
------------------------------------------------------------------------------

Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

Distribution Date                                                          Cumulative Realized Loss Percentage:
--------------------------------------- -----------------------------------------------------------------------
                                        0.15% for the first month, plus an additional 1/12th of 0.250% for each
May 2008 - April 2009                                month thereafter (e.g., approximately 0.171% in June 2008)
--------------------------------------- -----------------------------------------------------------------------
                                        0.40% for the first month, plus an additional 1/12th of 0.300% for each
May 2009 - April 2010                                month thereafter (e.g., approximately 0.425% in June 2009)
--------------------------------------- -----------------------------------------------------------------------
                                        0.70% for the first month, plus an additional 1/12th of 0.250% for each
May 2010 - April 2011                                month thereafter (e.g., approximately 0.721% in June 2010)
--------------------------------------- -----------------------------------------------------------------------
                                        0.95% for the first month, plus an additional 1/12th of 0.200% for each
May 2011 - April 2012                                month thereafter (e.g., approximately 0.967% in June 2011)
--------------------------------------- -----------------------------------------------------------------------
May 2012 and thereafter                                                                                   1.15%
--------------------------------------- -----------------------------------------------------------------------

Sequential Trigger Event. A Sequential Trigger Event is in effect on any Distribution Date if, before the 37th Distribution Date, the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date exceeds 0.400%, or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

Step-Up Coupons. If the Optional Clean-up Call is not exercised on the date it is first exercisable, the Pass-Through Rate on the Class AF-3, Class AF-4A, Class AF-4B, Class AF-5A, Class AF-5B and each class of Subordinate Certificates will increase by 0.50% per annum.

Class AV-1 Pass-Through Rate. The Class AV-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% and
(ii) the WAC Cap.

Class AF-2 Pass-Through Rate. The Class AF-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% and (ii) the WAC Cap.

Class AF-3 Pass-Through Rate. The Class AF-3 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class AF-4A Pass-Through Rate. The Class AF-4A Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class AF-4B Pass-Through Rate. The Class AF-4B Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class AF-5A Pass-Through Rate. The Class AF-5A Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class AF-5B Pass-Through Rate. The Class AF-5B Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7  Preliminary Structural and Collateral Term Sheet   April 13, 2006
------------------------------------------------------------------------------

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate (calculated on an actual/360 day basis with respect to the Variable Rate Certificates and on a 30/360 day basis with respect to the Fixed Rate Certificates).

Class A Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A Certificates will equal the sum of: (i) the excess, if any, that the related class of Class A Certificates, as applicable, would otherwise be due at the related Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of Class A Certificates at a rate equal to the WAC Cap (in the case of the Class AV-1 Certificates, calculated on an actual/360 basis); (ii) any Basis Risk Carry Forward Amount for such class of Class A Certificates, as applicable, remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Pass-Through Rate for such class of Class A Certificates (without regard to the WAC Cap).

Class M-1, M-2, M-3, M-4, M-5, B-1, B-2 and B-3 Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, M-3, M-4, M-5, B-1, B-2 and B-3 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC
Cap).

Accrued Certificate Interest. For each class of Certificate on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Expense Fee Rate.

Principal Remittance Amount. On any Distribution Date, the sum of:

     (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer on the related Servicer remittance date;

     (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs;

     (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs;

     (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the Servicer remittance date prior to such Distribution Date;

     (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date; and

     (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of
(i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7  Preliminary Structural and Collateral Term Sheet   April 13, 2006
------------------------------------------------------------------------------

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate) and available for distribution during the related due period, over (y) the sum of interest payable on the Offered and Non-Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates from the Interest Remittance Amount and Principal Remittance Amount, respectively.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of (x) the aggregate certificate principal balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (1) 86.78% and (2) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date and (B) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date minus 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class AF-5A and AF-5B Calculation Percentage. For any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the aggregate certificate principal balance of the Class AF-5A and Class AF-5B Certificates and the denominator of which is the aggregate certificate principal balance of the Class A Certificates, in each case before giving effect to distributions of principal on that Distribution Date.

Class AF-5A and AF-5B Lockout Distribution Amount: For any Distribution Date will be an amount equal to the product of (i) the Class AF-5A and Class AF-5B Calculation Percentage for that Distribution Date, (ii) the Class AF-5A and Class AF-5B Lockout Percentage for that Distribution Date and (iii) the principal allocable to the Class A Certificates for that Distribution Date. In no event shall the Class AF-5A and Class AF-5B Lockout Distribution Amount exceed the outstanding aggregate certificate principal balance for the Class AF-5A and Class AF-5B Certificates or the Class A Principal Distribution Amount for the applicable Distribution Date.

Class AF-5A and AF-5B Lockout Percentage: For each Distribution Date will be as follows:

                   Distribution Date               Lockout
                   (Months)                     Percentage
                   ---------------------------------------
                   1 to 36                              0%
                   37 to 60                            45%
                   61 to 72                            80%
                   73 to 84                           100%
                   85 and thereafter                  300%

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 89.88% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and
(C) the certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 91.88% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the certificate principal balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 92.88% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date,

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7  Preliminary Structural and Collateral Term Sheet   April 13, 2006
------------------------------------------------------------------------------

and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the certificate principal balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 93.88% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), and (F) the certificate principal balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 94.88% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (G) the certificate principal balance of the Class B-1 Certificates immediately prior to such Distribution Date, over
(y) the lesser of: (A) the product of (i) 95.88% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (H) the certificate principal balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 96.88% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date),

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7  Preliminary Structural and Collateral Term Sheet   April 13, 2006
------------------------------------------------------------------------------

(D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution
Date), (G) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (H) the certificate principal balance of the Class B-2 Certificates (after taking into account any payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (I) the certificate principal balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 98.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees in respect of such Mortgage Loan.

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7  Preliminary Structural and Collateral Term Sheet   April 13, 2006
------------------------------------------------------------------------------

Distributions

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be distributed sequentially as follows:

     (i) to the Class A Certificates, pro rata, their respective Accrued Certificate Interest;

     (ii) to the Class A Certificates, pro rata, their respective unpaid Accrued Certificate Interest, if any, from prior Distribution Dates;

     (iii) to the Class M-1 Certificates, their Accrued Certificate Interest;

     (iv) to the Class M-2 Certificates, their Accrued Certificate Interest;

     (v)  to the Class M-3 Certificates, their Accrued Certificate Interest;

     (vi) to the Class M-4 Certificates, their Accrued Certificate Interest;

     (vii) to the Class M-5 Certificates, their Accrued Certificate Interest;

     (viii) to the Class B-1 Certificates, their Accrued Certificate Interest;

     (ix) to the Class B-2 Certificates, their Accrued Certificate Interest;
          and

     (x)  to the Class B-3 Certificates, their Accrued Certificate Interest.

Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) first concurrently to the Class R, Class RC and Class RX Certificates, until their respective certificate principal balances have been reduced to zero;

(b)  sequentially:

     (i) concurrently to the Class AF-5A and Class AF-5B Certificates, an amount equal to the Class AF-5A and AF-5B Lockout Distribution Amount allocated pro rata among these Certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Sequential Trigger Event is in effect, the Class AF-5A and AF-5B Lockout Distribution Amount will be allocated first to the Class AF-5A Certificates, until its certificate principal balance has been reduced to zero, and then to the Class AF-5B Certificates, until its certificate principal balance has been reduced to zero;

     (ii) sequentially to the Class AV-1, AF-2, AF-3 Certificates, in that order, until their respective certificate principal balances have been reduced to zero;

     (iii) concurrently to the Class AF-4A and Class AF-4B, pro rata among these certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Sequential Trigger Event is in effect, principal distributions to the Class AF-4A and Class AF-4B Certificates will be allocated first to the Class AF-4A Certificates, until its certificate principal balance has been reduced to zero, and then to the Class AF-4B Certificates, until its certificate principal balance has been reduced to zero; and

     (iv) concurrently to the Class AF-5A and Class AF-5B Certificates, without regard to the Class AF-5A and AF-5B Lockout Distribution Amount, allocated pro rata among these certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Sequential Trigger Event Is in effect, principal distributions to the Class AF-5A and Class AF-5B Certificates will be allocated first to the Class AF-5A Certificates, until its certificate principal balance has been reduced to zero, and then to the Class AF-5B Certificates, until its certificate principal balance has been reduced to zero;

(c) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraphs (a) and (b) will be distributed sequentially in the following order of priority:

     (i) to the Class M-1 Certificates, until their certificate principal balance has been reduced to zero,

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7  Preliminary Structural and Collateral Term Sheet   April 13, 2006
------------------------------------------------------------------------------

     (ii) to the Class M-2 Certificates, until their certificate principal balance has been reduced to zero,

     (iii) to the Class M-3 Certificates, until their certificate principal balance has been reduced to zero,

     (iv) to the Class M-4 Certificates, until their certificate principal balance has been reduced to zero,

     (v) to the Class M-5 Certificates, until their certificate principal balance has been reduced to zero,

     (vi) to the Class B-1 Certificates, until their certificate principal balance has been reduced to zero,

     (vii) to the Class B-2 Certificates, until their certificate principal balance has been reduced to zero, and

     (viii) to the Class B-3 Certificates, until their certificate principal balance has been reduced to zero.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be distributed sequentially as follows:

(a) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, sequentially as follows:

     (i) concurrently to the Class AF-5A and Class AF-5B Certificates, an amount equal to the Class AF-5A and Class AF-5B Lockout Distribution Amount allocated pro rata among these Certificates until their respective certificate principal balances have been reduced to zero;

     (ii) sequentially to the Class AV-1, AF-2, AF-3 Certificates, in that order, until their respective certificate principal balances have been reduced to zero;

     (iii) concurrently to the Class AF-4A and Class AF-4B, pro rata among these certificates, until their respective certificate principal balances have been reduced to zero; and

     (iv) concurrently to the Class AF-5A and Class AF-5B Certificates, without regard to the Class AF-5A and Class AF- 5B Lockout Distribution Amount, allocated pro rata among these certificates, until their respective certificate principal balances have been reduced to zero;

(b) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a) will be distributed sequentially in the following order of priority:

     (i) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

     (ii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

     (iii) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

     (iv) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

     (v) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

     (vi) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

     (vii) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero, and

     (viii) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate certificate principal balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2 and Class B-3 Certificates and the certificate principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata among the Class AV-1 Certificates, Class AF-2 Certificates, Class AF-3 Certificates, Class AF-4A Certificates, Class AF-4B Certificates, Class AF-5A Certificates and Class AF-5B Certificates until their respective certificate principal balances, have been reduced to zero, with the exception that if a Sequential Trigger Event is in effect (i) principal distributions to the Class AF-4A and Class AF-4B Certificates will be allocated first to the Class AF-4A Certificates, until its certificate principal balance has been reduced to zero, and then to the Class AF-4B

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7  Preliminary Structural and Collateral Term Sheet   April 13, 2006
------------------------------------------------------------------------------

Certificates, until its certificate principal balance has been reduced to zero and (ii) principal distributions to the Class AF-5A and Class AF-5B Certificates will be allocated first to the Class AF-5A Certificates, until its certificate principal balance has been reduced to zero, and then to the Class AF-5B Certificates, until its certificate principal balance has been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be distributed sequentially as follows:

     (i) to pay the holders of the Offered Certificates in respect of principal and the Extra Principal Distribution Amount (in the order of priority as described above under "Principal Distributions on the Offered Certificates"), until the targeted overcollateralization amount has been achieved;

     (ii) to the Class M-1 Certificates, their unpaid interest shortfall amount;

     (iii) to the Class M-2 Certificates, their unpaid interest shortfall amount;

     (iv) to the Class M-3 Certificates, their unpaid interest shortfall amount;

     (v) to the Class M-4 Certificates, their unpaid interest shortfall amount;

     (vi) to the Class M-5 Certificates, their unpaid interest shortfall amount;

     (vii) to the Class B-1 Certificates, their unpaid interest shortfall amount;

     (viii) to the Class B-2 Certificates, their unpaid interest shortfall amount;

     (ix) to the Class B-3 Certificates, their unpaid interest shortfall amount;

     (x) concurrently, any Class A Basis Risk Carry Forward Amount to the Class A Certificates pro rata, based on their respective certificate principal balances immediately prior to such distribution date;

     (xi) sequentially, to Class M-1, M-2, M-3, M-4, M-5, B-1, B-2 and B-3 Certificates, in that order, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts and;

     (xii) To the holders of the Class X Certificates, any remaining amounts.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class B-3, B-2, B-1, M-5, M-4, M-3, M-2 and M-1 Certificates, in that order. An allocation of any Realized Losses to a subordinate certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to reduce the certificate principal balance of any class of Class A Certificates.

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7  Preliminary Structural and Collateral Term Sheet   April 13, 2006
------------------------------------------------------------------------------

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows (using Statistical Data rolled one month at 6% CPR):

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o    33% loss severity, 100% advancing of principal and interest

o    There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o The Offered Certificates are priced at par, except the Class M-4 Certificates, Class M-5 Certificates, Class B-1 Certificates, and the Class B-2 Certificates, which are priced at 99.0383%, 98.5345%, 95.3809% and 92.5528% respectively.

o    Based on preliminary spreads and balances rolled 1 month forward at 6%
     CPR

o    1-month LIBOR forward curve as of 4/06/2006 close

--------------------- ----------------------- ------------------------ ----------------------------
                                                 First Dollar of Loss                     0% Return
--------------------- ----------------------- ------------------------ ----------------------------
Class M-1                            CDR (%)                     5.52                          6.28
                                   Yield (%)                   6.0948                        0.0010
                                 WAL (years)                     8.08                          7.38
                           Modified Duration                     6.20                          6.05
                            Principal Window            May14 - May14                 Mar14 - Mar14
                         Principal Writedown        25,162.83 (0.28%)         3,956,642.48 (44.69%)
                       Total Collateral Loss    33,869,791.49 (5.93%)         37,683,858.79 (6.60%)
--------------------- ----------------------- ------------------------ ----------------------------
Class M-2                            CDR (%)                     4.46                          4.94
                                   Yield (%)                   6.1408                        0.1569
                                 WAL (years)                     8.41                          7.75
                           Modified Duration                     6.39                          6.20
                            Principal Window            Sep14 - Sep14                 Jul14 - Jul14
                         Principal Writedown        20,868.66 (0.37%)         2,648,557.79 (46.37%)
                       Total Collateral Loss    28,341,540.25 (4.96%)         30,879,440.43 (5.41%)
--------------------- ----------------------- ------------------------ ----------------------------
Class M-3                            CDR (%)                     3.96                          4.20
                                   Yield (%)                   6.1372                        0.1390
                                 WAL (years)                     8.58                          8.14
                           Modified Duration                     6.47                          6.29
                            Principal Window            Nov14 - Nov14                 Oct14 - Oct14
                         Principal Writedown        27,808.68 (0.97%)         1,406,805.10 (49.26%)
                       Total Collateral Loss    25,594,981.30 (4.48%)         26,922,654.65 (4.71%)
--------------------- ----------------------- ------------------------ ----------------------------
Class M-4                            CDR (%)                     3.49                          3.72
                                   Yield (%)                   6.2312                        0.2794
                                 WAL (years)                     8.66                          8.18
                           Modified Duration                     6.50                          6.32
                            Principal Window            Dec14 - Dec14                 Nov14 - Nov14
                         Principal Writedown        48,772.73 (1.71%)         1,417,711.87 (49.64%)
                       Total Collateral Loss    22,866,774.52 (4.00%)         24,176,987.57 (4.23%)
--------------------- ----------------------- ------------------------ ----------------------------
Class M-5                            CDR (%)                     3.02                          3.25
                                   Yield (%)                   6.4301                        0.3059
                                 WAL (years)                     8.83                          8.27
                           Modified Duration                     6.58                          6.39
                            Principal Window            Feb15 - Feb15                 Jan15 - Jan15
                         Principal Writedown        10,175.64 (0.36%)         1,442,669.63 (50.51%)
                       Total Collateral Loss    20,116,390.83 (3.52%)         21,472,944.13 (3.76%)
--------------------- ----------------------- ------------------------ ----------------------------

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7  Preliminary Structural and Collateral Term Sheet   April 13, 2006
------------------------------------------------------------------------------

--------------------- ----------------------- ------------------------ ----------------------------
                                                 First Dollar of Loss                     0% Return
--------------------- ----------------------- ------------------------ ----------------------------
Class B-1                            CDR (%)                     2.58                          2.81
                                   Yield (%)                   6.8887                        0.3550
                                 WAL (years)                     8.99                          8.29
                           Modified Duration                     6.62                          6.40
                            Principal Window            Apr15 - Apr15                 Mar15 - Mar15
                         Principal Writedown        19,098.31 (0.67%)         1,529,604.10 (53.56%)
                       Total Collateral Loss    17,460,116.31 (3.06%)         18,861,857.45 (3.30%)
--------------------- ----------------------- ------------------------ ----------------------------
Class B-2                            CDR (%)                     2.17                          2.40
                                   Yield (%)                   7.3837                        0.1699
                                 WAL (years)                     9.08                          8.19
                           Modified Duration                     6.61                          6.36
                            Principal Window            May15 - May15                 Apr15 - Apr15
                         Principal Writedown         2,986.95 (0.10%)         1,626,361.00 (56.95%)
                       Total Collateral Loss    14,871,358.67 (2.60%)         16,312,732.43 (2.86%)
--------------------- ----------------------- ------------------------ ----------------------------

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7  Preliminary Structural and Collateral Term Sheet   April 13, 2006
------------------------------------------------------------------------------

WAC Cap. The information in the following table has been prepared assuming prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any Distribution Date will conform to the corresponding rate set forth for that Distribution Date in the following table.

Distribution
Date          WAC Cap (%)
------------  -----------
25-May-06         6.32617
25-Jun-06         6.32655
25-Jul-06         6.32693
25-Aug-06         6.32729
25-Sep-06         6.32759
25-Oct-06         6.32783
25-Nov-06         6.32801
25-Dec-06         6.32812
25-Jan-07         6.32818
25-Feb-07         6.32825
25-Mar-07         6.32831
25-Apr-07         6.32838
25-May-07         6.32845
25-Jun-07         6.32852
25-Jul-07         6.32859
25-Aug-07         6.32866
25-Sep-07         6.32873
25-Oct-07         6.32880
25-Nov-07         6.32887
25-Dec-07         6.32894
25-Jan-08         6.32901
25-Feb-08         6.32908
25-Mar-08         6.32915
25-Apr-08         6.32923
25-May-08         6.32930
25-Jun-08         6.32937
25-Jul-08         6.32945
25-Aug-08         6.32952
25-Sep-08         6.32960
25-Oct-08         6.32967
25-Nov-08         6.32975
25-Dec-08         6.32983
25-Jan-09         6.32990
25-Feb-09         6.32998
25-Mar-09         6.33006
25-Apr-09         6.33014
25-May-09         6.33022
25-Jun-09         6.33029
25-Jul-09         6.33037
25-Aug-09         6.33045
25-Sep-09         6.33054
25-Oct-09         6.33062
25-Nov-09         6.33070
25-Dec-09         6.33078
25-Jan-10         6.33086
25-Feb-10         6.33095
25-Mar-10         6.33103
25-Apr-10         6.33112
25-May-10         6.33120
25-Jun-10         6.33129
25-Jul-10         6.33137

Distribution
Date          WAC Cap (%)
------------  -----------
25-Aug-10         6.33146
25-Sep-10         6.33155
25-Oct-10         6.33163
25-Nov-10         6.33172
25-Dec-10         6.33181
25-Jan-11         6.33191
25-Feb-11         6.33201
25-Mar-11         6.33211
25-Apr-11         6.33221
25-May-11         6.33232
25-Jun-11         6.33242
25-Jul-11         6.33253
25-Aug-11         6.33264
25-Sep-11         6.33275
25-Oct-11         6.33286
25-Nov-11         6.33297
25-Dec-11         6.33308
25-Jan-12         6.33319
25-Feb-12         6.33330
25-Mar-12         6.33341
25-Apr-12         6.33353
25-May-12         6.33364
25-Jun-12         6.33376
25-Jul-12         6.33387
25-Aug-12         6.33399
25-Sep-12         6.33411
25-Oct-12         6.33423
25-Nov-12         6.33435
25-Dec-12         6.33447
25-Jan-13         6.33459
25-Feb-13         6.33471
25-Mar-13         6.33483
25-Apr-13         6.33496
25-May-13         6.33508
25-Jun-13         6.33521
25-Jul-13         6.33533
25-Aug-13         6.33546
25-Sep-13         6.33559
25-Oct-13         6.33572
25-Nov-13         6.33585
25-Dec-13         6.33598
25-Jan-14         6.33611
25-Feb-14         6.33624
25-Mar-14         6.33638
25-Apr-14         6.33651
25-May-14         6.33665
25-Jun-14         6.33678
25-Jul-14         6.33692
25-Aug-14         6.33706
25-Sep-14         6.33720
25-Oct-14         6.33734

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7  Preliminary Structural and Collateral Term Sheet   April 13, 2006
------------------------------------------------------------------------------

Distribution
Date          WAC Cap (%)
------------  -----------
25-Nov-14          6.33748
25-Dec-14          6.33762
25-Jan-15          6.33777
25-Feb-15          6.33791
25-Mar-15          6.33805
25-Apr-15          6.33818
25-May-15          6.33832
25-Jun-15          6.33846
25-Jul-15          6.33859
25-Aug-15          6.33873
25-Sep-15          6.33893
25-Oct-15          6.33912
25-Nov-15          6.33934
25-Dec-15          6.33948
25-Jan-16          6.33962
25-Feb-16          6.33976
25-Mar-16          6.33990
25-Apr-16          6.34004

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7  Preliminary Structural and Collateral Term Sheet   April 13, 2006
------------------------------------------------------------------------------

Selected Mortgage Loan Data
---------------------------

                   The Mortgage Loans - All Collateral (1)

                                                               Aggregate
     Scheduled Principal Balance:                       $    574,553,482
     Number of Mortgage Loans:                                     2,688
     Average Scheduled Principal Balance:               $        213,748
     Interest Only Loans:                                          33.48%
     Weighted Average Gross Coupon:                                6.576%
     Weighted Average Net Coupon(2):                               6.326%
     Weighted Average FICO Score:                                    709
     Weighted Average Original LTV Ratio:                          71.10%
     Weighted Average Combined Original LTV Ratio:                 77.52%
     Weighted Average Stated Remaining Term (months):                349
     Weighted Average Seasoning (months):                              4
     % of Mortgage Loans with Silent Seconds:                      28.39%
     Weighted Average Non-Zero DTI:                                34.86%
     % of Loans with MI:                                            4.31%
    ----------------------------------------------------------------------

     (1) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.

     (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

                  Distribution by Current Principal Balance

                                                   Pct. Of Pool                  Weighted                Weighted    Weighted
                                                             By      Weighted        Avg.         Avg.       Avg.        Avg.
Current Principal       Number Of      Principal      Principal    Avg. Gross     Current    Principal   Original    Combined
Balance                     Loans        Balance        Balance        Coupon        FICO      Balance        LTV         LTV
---------------------   ---------   ------------   ------------    ----------    --------   ----------   --------    --------
$50,000 & Below                54   $  2,156,261           0.38%        7.040%        715   $   39,931      77.43%      81.65%
$50,001 - $75,000             122      7,723,287           1.34         6.944         711       63,306      72.82       82.68
$75,001 - $100,000            216     19,092,289           3.32         6.832         718       88,390      71.32       78.52
$100,001 - $125,000           287     32,581,322           5.67         6.838         707      113,524      73.22       82.29
$125,001 - $150,000           292     40,237,417           7.00         6.761         700      137,799      73.77       82.24
$150,001 - $200,000           462     81,209,308          14.13         6.621         702      175,778      71.26       78.38
$200,001 - $250,000           388     86,758,469          15.10         6.624         707      223,604      70.14       76.92
$250,001 - $300,000           312     85,921,315          14.95         6.512         708      275,389      71.04       76.31
$300,001 - $350,000           233     75,899,326          13.21         6.417         711      325,748      70.44       75.56
$350,001 - $400,000           184     68,477,838          11.92         6.377         716      372,162      70.29       75.95
$400,001 - $450,000            57     23,949,770           4.17         6.449         715      420,171      72.07       77.16
$450,001 - $500,000            21     10,123,626           1.76         6.444         726      482,077      75.03       79.53
$500,001 - $550,000            11      5,728,174           1.00         6.599         702      520,743      69.87       74.81
$550,001 - $600,000            21     12,018,308           2.09         6.738         705      572,300      70.93       77.30
$600,001 - $650,000             8      4,958,039           0.86         6.704         722      619,755      72.17       85.08
$650,001 - $700,000             2      1,342,381           0.23         6.689         695      671,191      69.29       73.28
$700,001 - $750,000             1        711,200           0.12         7.143         633      711,200      80.00       85.62
$750,001 - $800,000             4      3,115,673           0.54         6.439         699      778,918      72.61       78.46
$800,001 - $850,000             1        815,297           0.14         6.750         711      815,297      80.00       99.96
$850,001 - $900,000             3      2,648,475           0.46         7.037         733      882,825      62.71       69.35
$950,001 - $1,000,000           8      7,925,706           1.38         6.422         699      990,713      60.07       64.33
$1,000,001 & Above              1      1,160,000           0.20         6.590         778    1,160,000      80.00       80.00
---------------------   ---------   ------------   ------------    ----------    --------   ----------   --------    --------
Total:                      2,688   $574,553,482         100.00%        6.576%        709   $  213,748      71.10%      77.52%
=====================   =========   ============   ============    ==========    ========   ==========   ========    ========

Current Principal       Pct. Full    Pct. Owner
Balance                       Doc      Occupied
---------------------   ---------    ----------
$50,000 & Below             28.63%        39.90%
$50,001 - $75,000           23.84         47.72
$75,001 - $100,000          29.15         52.87
$100,001 - $125,000         25.90         65.53
$125,001 - $150,000         29.80         73.04
$150,001 - $200,000         27.85         73.84
$200,001 - $250,000         19.44         76.48
$250,001 - $300,000         25.39         79.86
$300,001 - $350,000         21.79         81.09
$350,001 - $400,000         19.50         83.70
$400,001 - $450,000         10.47         87.71
$450,001 - $500,000         19.41         85.28
$500,001 - $550,000          9.07         81.73
$550,001 - $600,000         14.37         76.49
$600,001 - $650,000          0.00         62.17
$650,001 - $700,000          0.00        100.00
$700,001 - $750,000          0.00        100.00
$750,001 - $800,000          0.00        100.00
$800,001 - $850,000          0.00          0.00
$850,001 - $900,000          0.00         66.19
$950,001 - $1,000,000       12.54        100.00
$1,000,001 & Above         100.00        100.00
---------------------   ---------    ----------
Total:                      22.37%        76.89%
=====================   =========    ==========

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7  Preliminary Structural and Collateral Term Sheet   April 13, 2006
------------------------------------------------------------------------------

                         Distribution by Current Rate

                                                   Pct. Of Pool                  Weighted                Weighted    Weighted
                                                             By      Weighted        Avg.         Avg.       Avg.        Avg.
                        Number Of      Principal      Principal    Avg. Gross     Current    Principal   Original    Combined
Current Rate                Loans        Balance        Balance        Coupon        FICO      Balance        LTV         LTV
---------------------   ---------   ------------   ------------    ----------    --------   ----------   --------    --------
5.00% & Below                   1   $    103,493           0.02%        4.875%        721   $ 103,493      32.39%      32.39%
5.01 - 5.50%                   94     23,372,048           4.07         5.443         731     248,639      58.33       61.36
5.51 - 6.00%                  632    153,447,166          26.71         5.847         722     242,796      64.38       68.44
6.01 - 6.50%                  641    148,152,312          25.79         6.341         713     231,127      71.87       76.29
6.51 - 7.00%                  642    125,438,848          21.83         6.783         700     195,388      74.08       81.97
7.01 - 7.50%                  350     63,304,130          11.02         7.309         699     180,869      76.60       86.87
7.51 - 8.00%                  179     30,838,817           5.37         7.774         688     172,284      78.81       90.94
8.01 - 8.50%                   57     11,846,669           2.06         8.373         683     207,836      79.21       90.85
8.51 - 9.00%                   63     12,622,747           2.20         8.728         678     200,361      80.68       91.61
9.01% & Above                  29      5,427,252           0.94         9.434         663     187,147      79.63       87.90
---------------------   ---------   ------------   ------------    ----------    --------   ---------   --------    --------
Total:                      2,688   $574,553,482         100.00%        6.576%        709   $ 213,748      71.10%      77.52%
=====================   =========   ============   ============    ==========    ========   =========   ========    ========

                        Pct. Full    Pct. Owner
Current Rate                  Doc      Occupied
---------------------   ---------    ----------
5.00% & Below               0.00%         0.00%
5.01 - 5.50%               27.68         77.37
5.51 - 6.00%               29.37         79.53
6.01 - 6.50%               28.25         85.97
6.51 - 7.00%               15.61         78.27
7.01 - 7.50%               13.50         64.83
7.51 - 8.00%                8.64         67.35
8.01 - 8.50%                6.99         61.46
8.51 - 9.00%               14.46         50.85
9.01% & Above              30.95         11.11
---------------------   --------    ----------
Total:                     22.37%        76.89%
=====================   ========    ==========

                             Distribution by FICO

                                                   Pct. Of Pool                  Weighted                Weighted    Weighted
                                                             By      Weighted        Avg.         Avg.       Avg.        Avg.
                        Number Of      Principal      Principal    Avg. Gross     Current    Principal   Original    Combined
FICO                        Loans        Balance        Balance        Coupon        FICO      Balance        LTV         LTV
---------------------   ---------   ------------   ------------    ----------    --------   ----------   --------    --------
801 & Above                    72   $ 16,796,539           2.92%        6.240%        807   $ 233,285      64.03%      65.72%
781 - 800                     197     44,408,738           7.73         6.329         790     225,425      67.14       72.49
761 - 780                     241     55,953,508           9.74         6.297         770     232,172      69.44       75.87
741 - 760                     251     52,447,760           9.13         6.438         750     208,955      73.12       79.18
721 - 740                     306     62,911,347          10.95         6.541         729     205,593      72.54       79.63
701 - 720                     353     72,407,212          12.60         6.510         710     205,120      72.55       80.50
681 - 700                     402     84,009,598          14.62         6.652         690     208,979      71.92       78.80
661 - 680                     357     75,996,305          13.23         6.625         672     212,875      70.86       76.95
641 - 660                     284     60,605,205          10.55         6.936         651     213,399      71.61       78.33
621 - 640                     166     35,000,866           6.09         6.830         631     210,849      72.04       77.28
601 - 620                      31      8,405,478           1.46         6.590         615     271,144      63.40       67.88
581 - 600                      13      2,720,991           0.47         7.423         589     209,307      79.38       87.88
580 & Below                    15      2,889,934           0.50         7.695         518     192,662      76.50       86.59
---------------------   ---------   ------------   ------------    ----------    --------   ---------   --------    --------
Total:                      2,688   $574,553,482         100.00%        6.576%        709   $ 213,748      71.10%      77.52%
=====================   =========   ============   ============    ==========    ========   =========   ========    ========

                        Pct. Full    Pct. Owner
FICO                          Doc      Occupied
---------------------   ---------    ----------
801 & Above                31.51%        69.60%
781 - 800                  33.26         71.89
761 - 780                  32.94         66.86
741 - 760                  27.67         69.98
721 - 740                  19.89         72.16
701 - 720                  19.48         72.96
681 - 700                  14.36         78.28
661 - 680                  17.36         85.58
641 - 660                  18.42         90.09
621 - 640                  19.33         84.99
601 - 620                  43.22         84.45
581 - 600                  39.91         84.02
580 & Below                33.85         44.65
---------------------   --------    ----------
Total:                     22.37%        76.89%
=====================   ========    ==========

                         Distribution by Original LTV

                                                   Pct. Of Pool                  Weighted                Weighted    Weighted
                                                             By      Weighted        Avg.         Avg.       Avg.        Avg.
                        Number Of      Principal      Principal    Avg. Gross     Current    Principal   Original    Combined
Original LTV                Loans        Balance        Balance        Coupon        FICO      Balance        LTV         LTV
---------------------   ---------   ------------   ------------    ----------    --------   ----------   --------    --------
40.00% & Below                135   $ 24,555,825           4.27%        6.110%        712   $ 181,895      32.41%      35.83%
40.01 - 50.00%                151     36,267,715           6.31         6.047         719     240,184      45.67       48.28
50.01 - 60.00%                220     52,007,622           9.05         6.118         717     236,398      55.73       58.83
60.01 - 70.00%                431    102,994,196          17.93         6.341         711     238,966      66.04       70.36
70.01 - 80.00%              1,558    328,168,435          57.12         6.790         706     210,634      79.03       87.83
80.01 - 85.00%                 28      5,264,176           0.92         6.789         684     188,006      84.22       85.72
85.01 - 90.00%                 97     15,406,823           2.68         6.744         699     158,833      89.29       89.37
90.01 - 95.00%                 46      7,390,688           1.29         7.079         711     160,667      94.63       94.79
95.01 - 100.00%                22      2,498,001           0.43         7.006         717     113,546      99.65       99.65
---------------------   ---------   ------------   ------------    ----------    --------   ---------   --------    --------
Total:                      2,688   $574,553,482         100.00%        6.576%        709   $ 213,748      71.10%      77.52%
=====================   =========   ============   ============    ==========    ========   =========   ========    ========

                        Pct. Full    Pct. Owner
Original LTV                  Doc      Occupied
---------------------   ---------    ----------
40.00% & Below             13.68%        74.59%
40.01 - 50.00%             15.54         72.76
50.01 - 60.00%             13.57         78.13
60.01 - 70.00%             13.99         71.82
70.01 - 80.00%             26.51         78.62
80.01 - 85.00%             47.28         84.61
85.01 - 90.00%             37.12         73.91
90.01 - 95.00%             25.56         88.34
95.01 - 100.00%            38.63         84.92
---------------------   --------    ----------
Total:                     22.37%        76.89%
=====================   ========    ==========

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7  Preliminary Structural and Collateral Term Sheet   April 13, 2006
------------------------------------------------------------------------------

                        Distribution by Original CLTV

                                                   Pct. Of Pool                  Weighted                Weighted    Weighted
                                                             By      Weighted        Avg.         Avg.       Avg.        Avg.
                        Number Of      Principal      Principal    Avg. Gross     Current    Principal   Original    Combined
Original CLTV               Loans        Balance        Balance        Coupon        FICO      Balance        LTV         LTV
---------------------   ---------   ------------   ------------    ----------    --------   ----------   --------    --------
40.00% & Below                122   $ 22,483,958           3.91%        6.114%        711   $ 184,295      32.48%      32.60%
40.01 - 50.00%                140     33,942,950           5.91         6.028         716     242,450      45.33       45.55
50.01 - 60.00%                193     45,612,767           7.94         6.085         717     236,336      55.37       55.56
60.01 - 70.00%                365     87,611,715          15.25         6.236         714     240,032      65.29       65.79
70.01 - 80.00%                774    174,020,440          30.29         6.601         709     224,833      77.58       78.30
80.01 - 85.00%                 35      7,853,521           1.37         6.603         693     224,386      78.36       84.33
85.01 - 90.00%                205     41,173,878           7.17         6.795         699     200,848      82.10       89.33
90.01 - 95.00%                169     34,093,485           5.93         7.259         696     201,737      82.11       94.79
95.01 - 100.00%               685    127,760,770          22.24         6.924         707     186,512      78.60       99.90
---------------------   ---------   ------------   ------------    ----------    --------   ---------   --------    --------
Total:                      2,688   $574,553,482         100.00%        6.576%        709   $ 213,748      71.10%      77.52%
=====================   =========   ============   ============    ==========    ========   =========   ========    ========

                        Pct. Full    Pct. Owner
Original CLTV                 Doc      Occupied
---------------------   ---------    ----------
40.00% & Below             13.82%        74.40%
40.01 - 50.00%             15.06         75.06
50.01 - 60.00%             14.05         79.37
60.01 - 70.00%             15.86         74.13
70.01 - 80.00%             27.91         79.01
80.01 - 85.00%             31.69         88.30
85.01 - 90.00%             22.26         68.67
90.01 - 95.00%             18.31         75.88
95.01 - 100.00%            26.24         78.15
---------------------   --------    ----------
Total:                     22.37%        76.89%
=====================   ========    ==========

                        Distribution by Document Type

                                                   Pct. Of Pool                  Weighted                Weighted    Weighted
                                                             By      Weighted        Avg.         Avg.       Avg.        Avg.
Document                Number Of      Principal      Principal    Avg. Gross     Current    Principal   Original    Combined
Type                        Loans        Balance        Balance        Coupon        FICO      Balance        LTV         LTV
---------------------   ---------   ------------   ------------    ----------    --------   ----------   --------    --------
Full/Alt                      656   $128,511,283          22.37%        6.367%        718   $ 195,901      74.84%      81.05%
Nina/No Doc                   371     77,426,082          13.48         6.497         719     208,696      61.20       65.37
NIVA/No Ratio                 244     55,107,818           9.59         7.049         704     225,852      71.00       76.02
SISA                          871    189,525,780          32.99         6.615         701     217,596      71.03       78.06
SIVA                          546    123,982,520          21.58         6.573         707     227,074      73.58       81.30
---------------------   ---------   ------------   ------------    ----------    --------   ---------   --------    --------
Total:                      2,688   $574,553,482         100.00%        6.576%        709   $ 213,748      71.10%      77.52%
=====================   =========   ============   ============    ==========    ========   =========   ========    ========

Document                Pct. Full    Pct. Owner
Type                          Doc      Occupied
---------------------   ---------    ----------
Full/Alt                  100.00%        70.79%
Nina/No Doc                 0.00         88.75
NIVA/No Ratio               0.00         66.21
SISA                        0.00         76.77
SIVA                        0.00         80.75
---------------------   --------    ----------
Total:                     22.37%        76.89%
=====================   ========    ==========

                         Distribution by Loan Purpose

                                                   Pct. Of Pool                  Weighted                Weighted    Weighted
                                                             By      Weighted        Avg.         Avg.       Avg.        Avg.
                        Number Of      Principal      Principal    Avg. Gross     Current    Principal   Original    Combined
Loan Purpose                Loans        Balance        Balance        Coupon        FICO      Balance        LTV         LTV
---------------------   ---------   ------------   ------------    ----------    --------   ----------   --------    --------
Cashout Refinance           1,024   $234,077,039          40.74%        6.347%        701   $ 228,591      64.46%      67.12%
Purchase                    1,428    286,261,190          49.82         6.818         715     200,463      77.46       87.21
Rate/term Refinance           236     54,215,253           9.44         6.291         706     229,726      66.23       71.30
---------------------   ---------   ------------   ------------    ----------    --------   ---------   --------    --------
Total:                      2,688   $574,553,482         100.00%        6.576%        709   $ 213,748      71.10%      77.52%
=====================   =========   ============   ============    ==========    ========   =========   ========    ========

                        Pct. Full    Pct. Owner
Loan Purpose                  Doc      Occupied
---------------------   ---------    ----------
Cashout Refinance          16.29%        80.70%
Purchase                   27.36         73.28
Rate/term Refinance        22.25         79.51
---------------------   --------    ----------
Total:                     22.37%        76.89%
=====================   ========    ==========

                       Distribution by Occupancy Status

                                                   Pct. Of Pool                  Weighted                Weighted    Weighted
                                                             By      Weighted        Avg.         Avg.       Avg.        Avg.
Occupancy               Number Of      Principal      Principal    Avg. Gross     Current    Principal   Original    Combined
Status                      Loans        Balance        Balance        Coupon        FICO      Balance        LTV         LTV
---------------------   ---------   ------------   ------------    ----------    --------   ----------   --------    --------
Investor                      642   $111,266,833          19.37%        6.858%        722   $ 173,313      69.60%      75.47%
Owner Occupied              1,938    441,782,944          76.89         6.496         705     227,958      71.36       77.55
Second Home                   108     21,503,705           3.74         6.770         721     199,108      73.69       87.47
---------------------   ---------   ------------   ------------    ----------    --------   ---------   --------    --------
Total:                      2,688   $574,553,482         100.00%        6.576%        709   $ 213,748      71.10%      77.52%
=====================   =========   ============   ============    ==========    ========   =========   ========    ========

Occupancy               Pct. Full    Pct. Owner
Status                        Doc      Occupied
---------------------   ---------    ----------
Investor                   30.92%         0.00%
Owner Occupied             20.59        100.00
Second Home                14.60          0.00
---------------------   --------    ----------
Total:                     22.37%        76.89%
=====================   ========    ==========

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7  Preliminary Structural and Collateral Term Sheet   April 13, 2006
------------------------------------------------------------------------------

                        Distribution by Property Type

                                                   Pct. Of Pool                  Weighted                Weighted    Weighted
                                                             By      Weighted        Avg.         Avg.       Avg.        Avg.
Property                Number Of      Principal      Principal    Avg. Gross     Current    Principal   Original    Combined
Type                        Loans        Balance        Balance        Coupon        FICO      Balance        LTV         LTV
---------------------   ---------   ------------   ------------    ----------    --------   ----------   --------    --------
2 Family                      172   $ 38,515,997           6.70%        6.762%        711   $ 223,930      70.33%      76.01%
3-4 Family                    156     37,699,876           6.56         7.606         693     241,666      73.55       81.92
Condo                         233     45,553,890           7.93         6.480         718     195,510      71.58       78.29
Coop                            9      1,577,275           0.27         6.977         674     175,253      66.28       90.49
PUD                           395     88,024,495          15.32         6.563         712     222,847      73.84       81.70
Single Family               1,718    362,060,336          63.02         6.464         708     210,745      70.21       76.05
Townhouse                       5      1,121,613           0.20         6.170         735     224,323      76.97       76.97
---------------------   ---------   ------------   ------------    ----------    --------   ---------   --------    --------
Total:                      2,688   $574,553,482         100.00%        6.576%        709   $ 213,748      71.10%      77.52%
=====================   =========   ============   ============    ==========    ========   =========   ========    ========

Property                Pct. Full    Pct. Owner
Type                          Doc      Occupied
---------------------   ---------    ----------
2 Family                   18.84%        54.29%
3-4 Family                 15.99         48.22
Condo                      29.01         61.21
Coop                        3.30         41.61
PUD                        30.39         85.17
Single Family              20.74         82.42
Townhouse                  11.72         69.90
---------------------   --------    ----------
Total:                     22.37%        76.89%
=====================   ========    ==========

                            Distribution by State

                                                   Pct. Of Pool                  Weighted                Weighted    Weighted
                                                             By      Weighted        Avg.         Avg.       Avg.        Avg.
                        Number Of      Principal      Principal    Avg. Gross     Current    Principal   Original    Combined
State                       Loans        Balance        Balance        Coupon        FICO      Balance        LTV         LTV
---------------------   ---------   ------------   ------------    ----------    --------   ----------   --------    --------
CA-S                          467   $128,600,584          22.38%        6.162%        709   $ 275,376      64.51%      68.33%
CA-N                          273     75,781,453          13.19         5.978         728     277,588      60.91       64.09
FL                            252     47,196,506           8.21         6.857         698     187,288      74.07       80.92
NJ                            104     28,768,041           5.01         6.522         724     276,616      74.33       78.36
NY                            103     28,348,177           4.93         6.830         697     275,225      73.34       81.89
TX                            166     24,781,535           4.31         6.788         698     149,286      79.05       90.89
MA                             95     23,363,497           4.07         7.747         695     245,932      77.21       86.63
GA                             96     16,674,479           2.90         7.072         690     173,692      78.64       90.18
VA                             67     15,557,190           2.71         6.599         716     232,197      75.48       80.50
AZ                             76     15,524,965           2.70         6.615         729     204,276      72.87       80.26
Other                         989    169,957,056          29.58         6.799         705     171,847      75.60       83.68
---------------------   ---------   ------------   ------------    ----------    --------   ---------   --------    --------
Total:                      2,688   $574,553,482         100.00%        6.576%        709   $ 213,748      71.10%      77.52%
=====================   =========   ============   ============    ==========    ========   =========   ========    ========

                        Pct. Full    Pct. Owner
State                         Doc      Occupied
---------------------   ---------    ----------
CA-S                       13.70%        80.69%
CA-N                       19.81         73.07
FL                         15.29         68.94
NJ                         40.65         93.21
NY                          4.41         78.01
TX                         25.52         87.20
MA                         22.07         65.95
GA                         31.16         77.89
VA                         42.68         90.50
AZ                         23.29         70.14
Other                      28.71         74.25
---------------------   --------    ----------
Total:                     22.37%        76.89%
=====================   ========    ==========

                           Distribution by Zip Code

                                                   Pct. Of Pool                  Weighted                Weighted    Weighted
                                                             By      Weighted        Avg.         Avg.       Avg.        Avg.
                        Number Of      Principal      Principal    Avg. Gross     Current    Principal   Original    Combined
Zip Code                    Loans        Balance        Balance        Coupon        FICO      Balance        LTV         LTV
---------------------   ---------   ------------   ------------    ----------    --------   ----------   --------    --------
01841                           8   $  2,081,488           0.36%        7.980%        668   $ 260,186      74.72%      87.34%
07740                           3      1,672,799           0.29         6.889         682     557,600      54.74       54.74
90660                           5      1,622,696           0.28         6.309         712     324,539      69.71       74.10
90744                           4      1,533,076           0.27         6.431         677     383,269      68.94       90.43
92592                           3      1,509,760           0.26         6.914         697     503,253      75.62       87.61
90042                           4      1,469,935           0.26         6.698         710     367,484      60.62       71.74
94121                           5      1,448,002           0.25         5.754         731     289,600      43.64       43.64
94928                           5      1,425,451           0.25         5.723         720     285,090      68.34       68.34
90016                           4      1,359,815           0.24         7.150         698     339,954      71.15       77.04
07052                           3      1,351,024           0.24         6.404         725     450,341      80.00       82.94
Other                       2,644    559,079,438          97.31         6.573         709     211,452      71.22       77.61
---------------------   ---------   ------------   ------------    ----------    --------   ---------   --------    --------
Total:                      2,688   $574,553,482         100.00%        6.576%        709   $ 213,748      71.10%      77.52%
=====================   =========   ============   ============    ==========    ========   =========   ========    ========

                        Pct. Full    Pct. Owner
Zip Code                      Doc      Occupied
---------------------   ---------    ----------
01841                      35.44%        47.15%
07740                      11.81        100.00
90660                       0.00        100.00
90744                       0.00         79.58
92592                       0.00         74.12
90042                       0.00        100.00
94121                      31.55          7.62
94928                       0.00          0.00
90016                       0.00         40.91
07052                      28.04        100.00
Other                      22.67         77.21
---------------------   --------    ----------
Total:                     22.37%        76.89%
=====================   ========    ==========

                 Distribution by Remaining Months to Maturity

                                                   Pct. Of Pool                  Weighted                Weighted    Weighted
Remaining                                                    By      Weighted        Avg.         Avg.       Avg.        Avg.
Months To               Number Of      Principal      Principal    Avg. Gross     Current    Principal   Original    Combined
Maturity                    Loans        Balance        Balance        Coupon        FICO      Balance        LTV         LTV
---------------------   ---------   ------------   ------------    ----------    --------   ----------   --------    --------
1 - 120                         2   $    330,472           0.06%        5.047%        696   $ 165,236      31.61%      31.61%
121 - 180                      97     18,911,991           3.29         6.065         718     194,969      68.32       70.68
181 - 240                      15      2,559,837           0.45         6.352         717     170,656      59.01       62.14
301 - 360                   2,566    551,038,958          95.91         6.593         708     214,746      71.26       77.82
361 - 480                       8      1,712,225           0.30         7.578         707     214,028      76.53       88.36
---------------------   ---------   ------------   ------------    ----------    --------   ---------   --------    --------
Total:                      2,688   $574,553,482         100.00%        6.576%        709   $ 213,748      71.10%      77.52%
=====================   =========   ============   ============    ==========    ========   =========   ========    ========

Remaining
Months To               Pct. Full    Pct. Owner
Maturity                      Doc      Occupied
---------------------   ---------    ----------
1 - 120                     0.00%        68.68%
121 - 180                  12.72         81.95
181 - 240                  21.81         76.34
301 - 360                  22.76         76.65
361 - 480                   8.31        100.00
---------------------   --------    ----------
Total:                     22.37%        76.89%
=====================   ========    ==========

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7  Preliminary Structural and Collateral Term Sheet   April 13, 2006
------------------------------------------------------------------------------

                      Distribution by Amortization Type

                                                   Pct. Of Pool                  Weighted                Weighted    Weighted
                                                             By      Weighted        Avg.         Avg.       Avg.        Avg.
                        Number Of      Principal      Principal    Avg. Gross     Current    Principal   Original    Combined
Amortization Type           Loans        Balance        Balance        Coupon        FICO      Balance        LTV         LTV
---------------------   ---------   ------------   ------------    ----------    --------   ----------   --------    --------
15 Yr Fixed                    99   $ 19,242,463           3.35%        6.047%        718   $ 194,368      67.69%      70.01%
30 Yr Fixed                 2,574    551,711,427          96.02         6.592         708     214,340      71.27       77.83
40 Yr Fixed                     8      1,712,225           0.30         7.578         707     214,028      76.53       88.36
Fixed Balloon 40/30             7      1,887,368           0.33         6.475         718     269,624      53.02       53.02
---------------------   ---------   ------------   ------------    ----------    --------   ---------   --------    --------
Total:                      2,688   $574,553,482         100.00%        6.576%        709   $ 213,748      71.10%      77.52%
=====================   =========   ============   ============    ==========    ========   =========   ========    ========

                        Pct. Full    Pct. Owner
Amortization Type             Doc      Occupied
---------------------   ---------    ----------
15 Yr Fixed                12.50%        81.72%
30 Yr Fixed                22.74         76.79
40 Yr Fixed                 8.31        100.00
Fixed Balloon 40/30        26.45         36.88
---------------------   --------    ----------
Total:                     22.37%        76.89%
=====================   ========    ==========

                    Distribution by Prepayment Term Months

                                                   Pct. Of Pool                  Weighted                Weighted    Weighted
Prepayment                                                   By      Weighted        Avg.         Avg.       Avg.        Avg.
Term                    Number Of      Principal      Principal    Avg. Gross     Current    Principal   Original    Combined
Months                      Loans        Balance        Balance        Coupon        FICO      Balance        LTV         LTV
---------------------   ---------   ------------   ------------    ----------    --------   ----------   --------    --------
0                           1,724   $360,624,435          62.77%        6.695%        707   $ 209,179      73.10%      79.79%
6                              70     17,948,068           3.12         6.207         718     256,401      62.16       66.70
12                             91     23,162,370           4.03         7.007         694     254,532      73.64       81.48
18                              1        244,348           0.04         6.625         679     244,348      70.00       70.00
24                             33      7,792,576           1.36         6.980         696     236,139      71.30       80.25
36                            626    127,856,231          22.25         6.396         707     204,243      68.99       75.11
60                            143     36,925,454           6.43         5.857         735     258,220      61.68       65.93
---------------------   ---------   ------------   ------------    ----------    --------   ---------   --------    --------
Total:                      2,688   $574,553,482         100.00%        6.576%        709   $ 213,748      71.10%      77.52%
=====================   =========   ============   ============    ==========    ========   =========   ========    ========

Prepayment
Term                    Pct. Full    Pct. Owner
Months                        Doc      Occupied
---------------------   ---------    ----------
0                          24.77%        76.56%
6                          10.11         90.36
12                         12.51         73.78
18                          0.00        100.00
24                         27.12         57.14
36                         19.40         78.95
60                         20.39         72.45
---------------------   --------    ----------
Total:                     22.37%        76.89%
=====================   ========    ==========

                     Distribution by Interest Only Loans

                                                   Pct. Of Pool                  Weighted                Weighted    Weighted
                                                             By      Weighted        Avg.         Avg.       Avg.        Avg.
Interest Only           Number Of      Principal      Principal    Avg. Gross     Current    Principal   Original    Combined
Loans                       Loans        Balance        Balance        Coupon        FICO      Balance        LTV         LTV
---------------------   ---------   ------------   ------------    ----------    --------   ----------   --------    --------
N                           1,883   $382,205,490          66.52%        6.566%        708   $ 202,977      70.50%      76.53%
Y                             805    192,347,992          33.48         6.595         711     238,942      72.30       79.49
---------------------   ---------   ------------   ------------    ----------    --------   ---------   --------    --------
Total:                      2,688   $574,553,482         100.00%        6.576%        709   $ 213,748      71.10%      77.52%
=====================   =========   ============   ============    ==========    ========   =========   ========    ========

Interest Only           Pct. Full    Pct. Owner
Loans                         Doc      Occupied
---------------------   ---------    ----------
N                          16.70%        74.99%
Y                          33.64         80.66
---------------------   --------    ----------
Total:                     22.37%        76.89%
=====================   ========    ==========

                      Distribution by Interest Only Term

                                                   Pct. Of Pool                  Weighted                Weighted    Weighted
                                                             By      Weighted        Avg.         Avg.       Avg.        Avg.
Interest Only           Number Of      Principal      Principal    Avg. Gross     Current    Principal   Original    Combined
Term                        Loans        Balance        Balance        Coupon        FICO      Balance        LTV         LTV
---------------------   ---------   ------------   ------------    ----------    --------   ----------   --------    --------
0                           1,883   $382,205,490          66.52%        6.566%        708   $ 202,977      70.50%      76.53%
60                             53     12,788,248           2.23         6.373         711     241,288      75.39       78.51
120                           742    177,602,670          30.91         6.611         712     239,357      71.90       79.45
180                            10      1,957,075           0.34         6.639         682     195,707      89.15       89.15
---------------------   ---------   ------------   ------------    ----------    --------   ---------   --------    --------
Total:                      2,688   $574,553,482         100.00%        6.576%        709   $ 213,748      71.10%      77.52%
=====================   =========   ============   ============    ==========    ========   =========   ========    ========

Interest Only           Pct. Full    Pct. Owner
Term                          Doc      Occupied
---------------------   ---------    ----------
0                          16.70%        74.99%
60                         16.54         81.87
120                        34.38         80.52
180                        77.94         85.35
---------------------   --------    ----------
Total:                     22.37%        76.89%
=====================   ========    ==========

                             Distribution by Lien

                                                   Pct. Of Pool                  Weighted                Weighted    Weighted
                                                             By      Weighted        Avg.         Avg.       Avg.        Avg.
                        Number Of      Principal      Principal    Avg. Gross     Current    Principal   Original    Combined
Lien                        Loans        Balance        Balance        Coupon        FICO      Balance        LTV         LTV
---------------------   ---------   ------------   ------------    ----------    --------   ----------   --------    --------
1                           2,688   $574,553,482         100.00%        6.576%        709   $ 213,748      71.10%      77.52%
---------------------   ---------   ------------   ------------    ----------    --------   ---------   --------    --------
Total:                      2,688   $574,553,482         100.00%        6.576%        709   $ 213,748      71.10%      77.52%
=====================   =========   ============   ============    ==========    ========   =========   ========    ========

                        Pct. Full    Pct. Owner
Lien                          Doc      Occupied
---------------------   ---------    ----------
1                          22.37%        76.89%
---------------------   --------    ----------
Total:                     22.37%        76.89%
=====================   ========    ==========

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Report Period

         GSAA 2004-10   GSAA 2004-3   GSAA 2004-5   GSAA 2004-7   GSAA 2004-CW1   GSAA 2005-1   GSAA 2005-10   GSAA 2005-7
Jun-04                        0.99%                                      33.37%
#NAME?                       23.05%           N/A                        46.95%
#NAME?                       14.41%        13.95%                        43.89%
#NAME?                       18.30%        12.17%           N/A          37.17%
#NAME?                       23.47%        25.02%        28.37%          41.10%
#NAME?                       25.45%        20.09%        29.40%          41.94%
#NAME?          0.19%        23.15%        19.30%        26.31%          41.05%
#NAME?         23.43%        33.84%        26.45%        43.95%          44.57%
#NAME?         10.60%        18.36%        16.12%        23.32%          40.23%           N/A
#NAME?         18.24%        24.20%        17.18%        25.98%          43.36%         8.03%
#NAME?         21.95%        41.36%        47.47%        40.30%          46.79%        12.38%
#NAME?         30.91%        34.77%        37.20%        36.74%          40.21%        11.53%
#NAME?         25.44%        34.40%        30.09%        29.59%          49.55%        19.27%
#NAME?         38.66%        36.15%        37.23%        31.53%          51.98%        22.14%                          N/A
#NAME?         39.31%        32.89%        32.68%        24.03%          28.04%        25.67%                       19.18%
#NAME?         41.43%        43.45%        41.28%        34.96%          41.02%        29.11%            N/A        27.25%
#NAME?         37.61%        34.94%        31.72%        25.60%          39.13%        21.97%         31.83%        19.01%
#NAME?         33.02%        32.53%        26.47%        34.32%          38.28%        26.20%         34.43%        22.23%
#NAME?         37.70%        37.63%        26.41%        21.40%          11.12%        19.89%         33.25%        22.94%

                         collat             bond
Balance                Interest         Interest     $ Ex Spd   % Ex Spd
                 144,377,938.71   134,546,312.64

571,202,354.80                0                0
564,305,347.72     3,011,270.90     2,583,978.50   427,292.40   0.89767%
556,809,616.52     2,975,089.83     2,685,916.80   289,173.03   0.61493%
548,754,272.41     2,935,748.53     2,641,880.75   293,867.78   0.63332%
540,182,953.29     2,893,438.89     2,636,049.82   257,389.07   0.56285%
531,113,859.62     2,848,378.84     2,599,144.74   249,234.10   0.55367%
521,617,710.29     2,800,664.90     2,536,960.29   263,704.61   0.59581%
511,978,538.22     2,750,666.63     2,518,166.97   232,499.66   0.53487%
502,207,602.43     2,699,885.83     2,451,310.59   248,575.24   0.58262%
492,597,244.17     2,648,382.45     2,429,084.16   219,298.29   0.52400%
483,164,023.06     2,597,730.90     2,380,667.83   217,063.07   0.52878%
473,909,288.80     2,548,011.55     2,287,381.33   260,630.22   0.64731%
464,829,691.42     2,499,232.58     2,293,711.25   205,521.33   0.52041%
455,921,943.52     2,451,376.34     2,238,068.91   213,307.43   0.55067%
447,182,819.04     2,404,425.51     2,210,593.62   193,831.89   0.51017%
438,609,152.14     2,358,363.11     2,159,329.30   199,033.81   0.53410%
430,197,836.11     2,313,172.46     2,131,321.86   181,850.60   0.49753%
421,945,822.20     2,268,837.20     2,093,444.68   175,392.52   0.48924%
413,850,118.63     2,225,341.27     2,049,135.01   176,206.26   0.50112%
405,907,789.45     2,182,668.90     2,020,346.08   162,322.82   0.47067%
398,115,953.55     2,140,804.64     1,980,164.88   160,639.76   0.47491%
390,471,783.65     2,099,733.31     1,951,042.99   148,690.32   0.44818%
382,972,505.24     2,059,440.02     1,916,905.29   142,534.73   0.43804%
375,615,395.66     2,019,910.15     1,880,384.04   139,526.11   0.43719%
368,397,783.10     1,981,129.36     1,851,418.32   129,711.04   0.41440%
361,317,045.65     1,943,083.58     1,818,515.82   124,567.76   0.40576%
354,370,610.43     1,905,759.00     1,784,237.38   121,521.62   0.40360%
347,555,952.58     1,869,142.06     1,750,609.11   118,532.95   0.40139%
340,870,594.45     1,833,219.48     1,717,618.78   115,600.70   0.39913%
334,312,104.69     1,797,978.18     1,685,254.40   112,723.78   0.39683%
327,878,097.38     1,763,405.37     1,653,504.21   109,901.16   0.39449%
321,566,231.20     1,729,488.49     1,622,356.64   107,131.85   0.39209%
315,374,208.60     1,696,215.19     1,591,800.37   104,414.82   0.38965%
309,299,774.97     1,663,573.38     1,561,824.27   101,749.11   0.38716%
303,340,717.86     1,631,551.17     1,532,417.43    99,133.74   0.38461%
297,494,866.17     1,600,136.92     1,503,569.14    96,567.78   0.38202%
291,760,089.40     1,569,319.19     1,475,268.89    94,050.30   0.37937%
286,134,296.91     1,539,086.75     1,447,506.36    91,580.39   0.37667%
280,615,437.14     1,509,428.59     1,420,174.94    89,253.65   0.37432%
275,201,496.90     1,480,333.91     1,393,684.06    86,649.85   0.37054%
269,890,500.66     1,451,792.10     1,367,729.86    84,062.24   0.36655%
264,680,509.84     1,423,792.75     1,342,268.29    81,524.46   0.36248%
259,569,622.13     1,396,325.66     1,317,290.09    79,035.57   0.35833%
254,555,970.83     1,369,380.80     1,292,786.15    76,594.65   0.35410%
249,637,724.13     1,342,948.33     1,268,747.56    74,200.77   0.34979%
244,813,084.52     1,317,018.61     1,245,165.54    71,853.07   0.34540%
240,080,288.13     1,291,582.17     1,222,031.52    69,550.65   0.34092%
235,437,604.10     1,266,629.72     1,199,337.05    67,292.67   0.33635%
230,883,333.96     1,242,152.13     1,177,073.85    65,078.28   0.33170%
226,415,811.05     1,218,140.47     1,155,233.81    62,906.66   0.32695%
222,033,399.90     1,194,585.95     1,133,808.95    60,777.00   0.32212%
217,734,495.66     1,171,479.95     1,112,791.45    58,688.50   0.31719%
213,517,523.54     1,148,814.03     1,092,173.64    56,640.39   0.31216%
209,380,938.22     1,126,579.88     1,071,780.60    54,799.28   0.30798%
205,323,223.33     1,104,769.37     1,051,180.28    53,589.09   0.30713%
201,341,618.15     1,083,374.50     1,030,972.98    52,401.52   0.30626%
197,435,976.12     1,062,381.48     1,011,144.95    51,236.53   0.30537%
193,599,619.26     1,041,788.76       991,695.45    50,093.31   0.30446%
189,836,234.01     1,021,561.89       972,591.22    48,970.67   0.30354%
186,143,249.11     1,001,719.54       953,850.61    47,868.93   0.30259%
182,520,867.55       982,248.84       935,460.81    46,788.03   0.30163%
178,967,754.90       963,150.17       917,422.82    45,727.35   0.30064%
175,482,601.75       944,416.51       899,746.74    44,669.77   0.29952%
172,064,123.25       926,040.94       882,408.90    43,632.04   0.29837%
168,711,058.65       908,016.71       865,402.89    42,613.82   0.29719%
165,422,170.86       890,337.18       848,722.44    41,614.74   0.29600%
162,196,245.98       872,995.83       832,361.40    40,634.43   0.29477%
159,032,092.92       855,986.26       816,313.71    39,672.55   0.29352%
155,928,542.91       839,302.20       800,573.45    38,728.75   0.29223%
152,884,449.15       822,937.50       785,134.80    37,802.70   0.29092%
149,898,686.33       806,886.12       769,973.16    36,912.96   0.28973%
146,970,150.30       791,142.12       754,912.40    36,229.72   0.29003%
144,097,757.61       775,699.70       740,140.67    35,559.03   0.29034%
141,280,445.18       760,553.14       725,652.49    34,900.65   0.29064%
138,517,169.86       745,696.84       711,307.39    34,389.45   0.29210%
135,806,908.11       731,125.31       697,105.53    34,019.78   0.29472%
133,148,655.63       716,833.17       683,176.14    33,657.03   0.29740%
130,541,426.97       702,815.11       669,514.04    33,301.07   0.30013%
127,984,255.17       689,065.94       656,114.19    32,951.75   0.30291%
125,476,191.49       675,580.59       642,971.60    32,608.99   0.30575%
123,016,304.97       662,354.03       630,081.40    32,272.63   0.30864%
120,603,682.16       649,381.38       617,438.81    31,942.57   0.31159%
118,237,426.80       636,657.82       605,039.13    31,618.69   0.31460%
115,916,659.45       624,178.63       592,877.76    31,300.87   0.31767%
113,640,517.22       611,939.18       580,950.17    30,989.01   0.32081%
111,408,153.42       599,934.91       569,251.94    30,682.97   0.32400%
109,218,737.32       588,161.38       557,956.82    30,204.56   0.32534%
107,071,453.77       576,614.20       546,868.49    29,745.71   0.32682%
104,965,502.98       565,289.08       535,983.66    29,305.42   0.32844%
102,900,100.19       554,181.81       525,299.04    28,882.77   0.33020%
100,874,475.43       543,288.25       514,811.36    28,476.89   0.33209%
98,887,873.17        532,604.34       504,517.41    28,086.93   0.33412%
96,939,552.14        522,126.11       494,413.98    27,712.13   0.33629%
95,028,785.00        511,849.66       484,497.92    27,351.74   0.33858%
93,154,858.10        501,771.14       474,766.08    27,005.06   0.34101%
91,317,071.23        491,886.80       465,215.38    26,671.42   0.34358%
89,514,737.36        482,192.95       455,842.75    26,350.20   0.34627%
87,747,182.39        472,685.98       446,645.17    26,040.81   0.34909%
86,013,744.93        463,362.32       437,619.64    25,742.68   0.35205%
84,313,776.03        454,218.50       428,763.21    25,455.29   0.35513%
82,646,638.97        445,251.10       420,072.97    25,178.13   0.35835%
81,011,709.02        436,456.76       411,546.04    24,910.72   0.36169%
79,408,373.23        427,832.19       403,179.56    24,652.63   0.36517%
77,836,030.19        419,374.16       394,970.75    24,403.41   0.36878%
76,294,089.83        411,079.50       386,916.84    24,162.66   0.37252%
74,781,973.19        402,945.11       379,015.09    23,930.02   0.37639%
73,299,648.65        394,967.93       371,262.83    23,705.10   0.38039%
71,846,004.92        387,147.12       363,660.14    23,486.98   0.38451%
70,420,495.62        379,477.52       356,201.59    23,275.93   0.38876%
69,022,584.67        371,956.26       348,884.60    23,071.66   0.39315%
67,651,746.08        364,580.50       341,706.64    22,873.86   0.39768%
66,307,463.81        357,347.49       334,665.21    22,682.28   0.40234%
64,983,480.87        350,254.49       327,757.85    22,496.64   0.40713%
63,685,234.81        343,271.28       320,952.60    22,318.68   0.41214%
62,403,304.77        336,423.68       314,277.55    22,146.13   0.41729%
61,118,137.40        329,663.07       307,684.41    21,978.66   0.42264%
59,858,420.01        322,880.88       301,072.71    21,808.17   0.42818%
58,623,613.84        316,232.90       294,590.10    21,642.80   0.43388%
57,413,223.40        309,716.25       288,233.95    21,482.30   0.43973%
0                    303,328.39       282,001.85    21,326.54   0.44575%

BASECASE COLLAT CF

Period       Date         Balance   Sched Princ   Prepay Princ         SMM         CPR
Total
0       25-Apr-06  571,202,354.80             0              0
1       25-May-06  564,305,347.72    398,332.45   6,498,674.63     1.1385%    12.8383%
2       25-Jun-06  556,809,616.52    396,177.63   7,099,553.57     1.2590%    14.1044%
3       25-Jul-06  548,754,272.41    393,564.21   7,661,779.90     1.3770%    15.3281%
4       25-Aug-06  540,182,953.29    390,519.79   8,180,799.33     1.4919%    16.5040%
5       25-Sep-06  531,113,859.62    387,047.48   8,682,046.19     1.6084%    17.6817%
6       25-Oct-06  521,617,710.29    383,152.49   9,112,996.84     1.7171%    18.7661%
7       25-Nov-06  511,978,538.22    378,851.27   9,260,320.79     1.7766%    19.3546%
8       25-Dec-06  502,207,602.43    374,273.82   9,396,661.97     1.8367%    19.9448%
9       25-Jan-07  492,597,244.17    369,432.78   9,240,925.48     1.8414%    19.9909%
10      25-Feb-07  483,164,023.06    364,587.46   9,068,633.65     1.8423%    20.0000%
11      25-Mar-07  473,909,288.80    359,805.18   8,894,929.08     1.8423%    20.0000%
12      25-Apr-07  464,829,691.42    355,085.66   8,724,511.71     1.8423%    20.0000%
13      25-May-07  455,921,943.52    350,428.07   8,557,319.83     1.8423%    20.0000%
14      25-Jun-07  447,182,819.04    345,831.59   8,393,292.89     1.8423%    20.0000%
15      25-Jul-07  438,609,152.14    341,295.43   8,232,371.46     1.8423%    20.0000%
16      25-Aug-07  430,197,836.11    336,818.80   8,074,497.24     1.8423%    20.0000%
17      25-Sep-07  421,945,822.20    332,400.90   7,919,613.00     1.8423%    20.0000%
18      25-Oct-07  413,850,118.63    328,040.98   7,767,662.60     1.8423%    20.0000%
19      25-Nov-07  405,907,789.45    323,738.27   7,618,590.91     1.8423%    20.0000%
20      25-Dec-07  398,115,953.55    319,492.01   7,472,343.88     1.8423%    20.0000%
21      25-Jan-08  390,471,783.65    315,301.47   7,328,868.43     1.8423%    20.0000%
22      25-Feb-08  382,972,505.24    311,165.92   7,188,112.49     1.8423%    20.0000%
23      25-Mar-08  375,615,395.66    307,084.64   7,050,024.94     1.8423%    20.0000%
24      25-Apr-08  368,397,783.10    303,056.90   6,914,555.66     1.8423%    20.0000%
25      25-May-08  361,317,045.65    299,082.02   6,781,655.42     1.8423%    20.0000%
26      25-Jun-08  354,370,610.43    295,159.29   6,651,275.94     1.8423%    20.0000%
27      25-Jul-08  347,555,952.58    291,288.03   6,523,369.82     1.8423%    20.0000%
28      25-Aug-08  340,870,594.45    287,467.57   6,397,890.56     1.8423%    20.0000%
29      25-Sep-08  334,312,104.69    283,697.23   6,274,792.53     1.8423%    20.0000%
30      25-Oct-08  327,878,097.38    279,976.37   6,154,030.94     1.8423%    20.0000%
31      25-Nov-08  321,566,231.20    276,304.33   6,035,561.85     1.8423%    20.0000%
32      25-Dec-08  315,374,208.60    272,680.47   5,919,342.13     1.8423%    20.0000%
33      25-Jan-09  309,299,774.97    269,104.15   5,805,329.48     1.8423%    20.0000%
34      25-Feb-09  303,340,717.86    265,574.76   5,693,482.36     1.8423%    20.0000%
35      25-Mar-09  297,494,866.17    262,091.68   5,583,760.02     1.8423%    20.0000%
36      25-Apr-09  291,760,089.40    258,654.29   5,476,122.47     1.8423%    20.0000%
37      25-May-09  286,134,296.91    255,262.01   5,370,530.48     1.8423%    20.0000%
38      25-Jun-09  280,615,437.14    251,914.24   5,266,945.54     1.8423%    20.0000%
39      25-Jul-09  275,201,496.90    248,610.39   5,165,329.86     1.8423%    20.0000%
40      25-Aug-09  269,890,500.66    245,349.88   5,065,646.36     1.8423%    20.0000%
41      25-Sep-09  264,680,509.84    242,132.16   4,967,858.66     1.8423%    20.0000%
42      25-Oct-09  259,569,622.13    238,956.65   4,871,931.06     1.8423%    20.0000%
43      25-Nov-09  254,555,970.83    235,822.80   4,777,828.50     1.8423%    20.0000%
44      25-Dec-09  249,637,724.13    232,730.07   4,685,516.63     1.8423%    20.0000%
45      25-Jan-10  244,813,084.52    229,677.92   4,594,961.69     1.8423%    20.0000%
46      25-Feb-10  240,080,288.13    226,665.81   4,506,130.58     1.8423%    20.0000%
47      25-Mar-10  235,437,604.10    223,693.22   4,418,990.81     1.8423%    20.0000%
48      25-Apr-10  230,883,333.96    220,759.63   4,333,510.51     1.8423%    20.0000%
49      25-May-10  226,415,811.05    217,864.52   4,249,658.39     1.8423%    20.0000%
50      25-Jun-10  222,033,399.90    215,007.40   4,167,403.75     1.8423%    20.0000%
51      25-Jul-10  217,734,495.66    212,187.76   4,086,716.48     1.8423%    20.0000%
52      25-Aug-10  213,517,523.54    209,405.12   4,007,567.01     1.8423%    20.0000%
53      25-Sep-10  209,380,938.22    206,658.98   3,929,926.34     1.8423%    20.0000%
54      25-Oct-10  205,323,223.33    203,948.87   3,853,766.01     1.8423%    20.0000%
55      25-Nov-10  201,341,618.15    202,570.98   3,779,034.21     1.8423%    20.0000%
56      25-Dec-10  197,435,976.12    199,913.85   3,705,728.18     1.8423%    20.0000%
57      25-Jan-11  193,599,619.26    202,634.28   3,633,722.58     1.8423%    20.0000%
58      25-Feb-11  189,836,234.01    200,298.64   3,563,086.61     1.8423%    20.0000%
59      25-Mar-11  186,143,249.11    199,212.91   3,493,771.99     1.8423%    20.0000%
60      25-Apr-11  182,520,867.55    196,599.00   3,425,782.55     1.8423%    20.0000%
61      25-May-11  178,967,754.90    194,019.41   3,359,093.24     1.8423%    20.0000%
62      25-Jun-11  175,482,601.75    191,473.67   3,293,679.48     1.8423%    20.0000%
63      25-Jul-11  172,064,123.25    188,961.35   3,229,517.15     1.8423%    20.0000%
64      25-Aug-11  168,711,058.65    186,482.01   3,166,582.59     1.8423%    20.0000%
65      25-Sep-11  165,422,170.86    184,035.21   3,104,852.58     1.8423%    20.0000%
66      25-Oct-11  162,196,245.98    181,620.53   3,044,304.34     1.8423%    20.0000%
67      25-Nov-11  159,032,092.92    179,237.55   2,984,915.51     1.8423%    20.0000%
68      25-Dec-11  155,928,542.91    176,885.84   2,926,664.16     1.8423%    20.0000%
69      25-Jan-12  152,884,449.15    174,565.00   2,869,528.76     1.8423%    20.0000%
70      25-Feb-12  149,898,686.33    172,274.63   2,813,488.19     1.8423%    20.0000%
71      25-Mar-12  146,970,150.30    170,014.32   2,758,521.72     1.8423%    20.0000%
72      25-Apr-12  144,097,757.61    167,783.67   2,704,609.02     1.8423%    20.0000%
73      25-May-12  141,280,445.18    165,582.31   2,651,730.13     1.8423%    20.0000%
74      25-Jun-12  138,517,169.86    163,409.83   2,599,865.48     1.8423%    20.0000%
75      25-Jul-12  135,806,908.11    161,265.88   2,548,995.86     1.8423%    20.0000%
76      25-Aug-12  133,148,655.63    159,150.06   2,499,102.42     1.8423%    20.0000%
77      25-Sep-12  130,541,426.97    157,062.02   2,450,166.65     1.8423%    20.0000%
78      25-Oct-12  127,984,255.17    155,001.38   2,402,170.42     1.8423%    20.0000%
79      25-Nov-12  125,476,191.49    152,967.78   2,355,095.90     1.8423%    20.0000%
80      25-Dec-12  123,016,304.97    150,960.88   2,308,925.64     1.8423%    20.0000%
81      25-Jan-13  120,603,682.16    148,980.32   2,263,642.49     1.8423%    20.0000%
82      25-Feb-13  118,237,426.80    147,025.75   2,219,229.61     1.8423%    20.0000%
83      25-Mar-13  115,916,659.45    145,096.84   2,175,670.51     1.8423%    20.0000%
84      25-Apr-13  113,640,517.22    143,193.24   2,132,949.00     1.8423%    20.0000%
85      25-May-13  111,408,153.42    141,314.63   2,091,049.17     1.8423%    20.0000%
86      25-Jun-13  109,218,737.32    139,460.67   2,049,955.44     1.8423%    20.0000%
87      25-Jul-13  107,071,453.77    137,631.05   2,009,652.50     1.8423%    20.0000%
88      25-Aug-13  104,965,502.98    135,825.43   1,970,125.35     1.8423%    20.0000%
89      25-Sep-13  102,900,100.19    134,043.52   1,931,359.26     1.8423%    20.0000%
90      25-Oct-13  100,874,475.43    132,284.99   1,893,339.77     1.8423%    20.0000%
91      25-Nov-13   98,887,873.17    130,549.55   1,856,052.71     1.8423%    20.0000%
92      25-Dec-13   96,939,552.14    128,836.88   1,819,484.15     1.8423%    20.0000%
93      25-Jan-14   95,028,785.00    127,146.68   1,783,620.46     1.8423%    20.0000%
94      25-Feb-14   93,154,858.10    125,478.67   1,748,448.23     1.8423%    20.0000%
95      25-Mar-14   91,317,071.23    123,832.55   1,713,954.32     1.8423%    20.0000%
96      25-Apr-14   89,514,737.36    122,208.03   1,680,125.84     1.8423%    20.0000%
97      25-May-14   87,747,182.39    120,604.84   1,646,950.13     1.8423%    20.0000%
98      25-Jun-14   86,013,744.93    119,022.68   1,614,414.78     1.8423%    20.0000%
99      25-Jul-14   84,313,776.03    117,461.29   1,582,507.62     1.8423%    20.0000%
100     25-Aug-14   82,646,638.97    115,920.38   1,551,216.68     1.8423%    20.0000%
101     25-Sep-14   81,011,709.02    114,399.70   1,520,530.24     1.8423%    20.0000%
102     25-Oct-14   79,408,373.23    112,898.98   1,490,436.81     1.8423%    20.0000%
103     25-Nov-14   77,836,030.19    111,417.95   1,460,925.09     1.8423%    20.0000%
104     25-Dec-14   76,294,089.83    109,956.36   1,431,984.00     1.8423%    20.0000%
105     25-Jan-15   74,781,973.19    108,513.95   1,403,602.68     1.8423%    20.0000%
106     25-Feb-15   73,299,648.65    106,544.00   1,375,780.54     1.8423%    20.0000%
107     25-Mar-15   71,846,004.92    105,147.01   1,348,496.71     1.8423%    20.0000%
108     25-Apr-15   70,420,495.62    103,768.35   1,321,740.95     1.8423%    20.0000%
109     25-May-15   69,022,584.67    102,407.77   1,295,503.19     1.8423%    20.0000%
110     25-Jun-15   67,651,746.08    101,065.03   1,269,773.56     1.8423%    20.0000%
111     25-Jul-15   66,307,463.81     99,739.90   1,244,542.37     1.8423%    20.0000%
112     25-Aug-15   64,983,480.87    104,290.76   1,219,692.18     1.8423%    20.0000%
113     25-Sep-15   63,685,234.81    102,921.00   1,195,325.06     1.8423%    20.0000%
114     25-Oct-15   62,403,304.77    110,665.87   1,171,264.17     1.8423%    20.0000%
115     25-Nov-15   61,118,137.40    138,024.85   1,147,142.52     1.8423%    20.0000%
116     25-Dec-15   59,858,420.01    136,218.83   1,123,498.55     1.8423%    20.0000%
117     25-Jan-16   58,623,613.84    134,484.02   1,100,322.15     1.8423%    20.0000%
118     25-Feb-16   57,413,223.40    132,786.43   1,077,604.01     1.8423%    20.0000%
119     25-Mar-16               0    131,049.01  57,282,174.39   100.0000%   100.0000%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                         This material is for your
                                         information. This material is not to
GSAA0607                                 be construed as an offer to sell or
* Using basecase marketing assumptions   the solicitation of any offer to buy
* Run to Call                            any security in any jurisdiction
*For AF4B                                where such an offer or solicitation
                                         would be illegal. The information
                                         contained in this material may not
                                         pertain to any securities that will
                                         actually be sold. The information
                                         contained in this material may be
                                         based on assumptions regarding market
                                         conditions and other matters as
                                         reflected in this material. We make
                                         no representations regarding the
                                         reasonableness of such assumptions or
                                         the likelihood that any of such
                                         assumptions will coincide with actual
                                         market conditions or events, and this
                                         material should not be relied upon
                                         for such purposes. We and our
                                         affiliates, officers, directors,
                                         partners and employees, including
                                         persons involved in the preparation
                                         or issuance of this material may,
                                         from time to time, have long or short
                                         positions in, and buy or sell, the
                                         securities mentioned in this material
                                         or derivatives of those securities
                                         (including options). Information
                                         contained in this material is current
                                         as of the date appearing on this
                                         material only and supersedes all
                                         prior information regarding the
                                         securities and assets referred to in
                                         this material. Goldman, Sachs & Co.
                                         does not provide accounting, tax or
                                         legal advice. In addition, subject to
                                         applicable law, you may disclose any
                                         and all aspects of any potential
                                         transaction or structure described
                                         herein that are necessary to support
                                         any U.S. federal income tax benefits,
                                         without Goldman, Sachs & Co. imposing
                                         any limitation of any kind.


                                                                                                Accum                 Accum
                                                    Cash                 Prepay      Princ      Princ      Gross      Gross
Period       Date     Principal   Interest          Flow       Balance  Penalty  Writedown  Writedown  Writedown  Writedown
Total
  0     28-Apr-06             0          0        0.0000  9537000.0000   0.0000     0.0000          0          0          0
  1     25-May-06             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
  2     25-Jun-06             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
  3     25-Jul-06             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
  4     25-Aug-06             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
  5     25-Sep-06             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
  6     25-Oct-06             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
  7     25-Nov-06             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
  8     25-Dec-06             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
  9     25-Jan-07             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 10     25-Feb-07             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 11     25-Mar-07             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 12     25-Apr-07             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 13     25-May-07             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 14     25-Jun-07             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 15     25-Jul-07             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 16     25-Aug-07             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 17     25-Sep-07             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 18     25-Oct-07             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 19     25-Nov-07             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 20     25-Dec-07             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 21     25-Jan-08             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 22     25-Feb-08             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 23     25-Mar-08             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 24     25-Apr-08             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 25     25-May-08             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 26     25-Jun-08             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 27     25-Jul-08             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 28     25-Aug-08             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 29     25-Sep-08             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 30     25-Oct-08             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 31     25-Nov-08             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 32     25-Dec-08             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 33     25-Jan-09             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 34     25-Feb-09             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 35     25-Mar-09             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 36     25-Apr-09             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 37     25-May-09             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 38     25-Jun-09             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 39     25-Jul-09             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 40     25-Aug-09             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 41     25-Sep-09             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 42     25-Oct-09             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 43     25-Nov-09             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 44     25-Dec-09             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 45     25-Jan-10             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 46     25-Feb-10             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 47     25-Mar-10             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 48     25-Apr-10             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 49     25-May-10             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 50     25-Jun-10             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 51     25-Jul-10             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 52     25-Aug-10             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 53     25-Sep-10             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 54     25-Oct-10             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 55     25-Nov-10             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 56     25-Dec-10             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 57     25-Jan-11             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 58     25-Feb-11             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 59     25-Mar-11             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 60     25-Apr-11             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 61     25-May-11             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 62     25-Jun-11             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 63     25-Jul-11             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 64     25-Aug-11             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 65     25-Sep-11             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 66     25-Oct-11             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 67     25-Nov-11             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 68     25-Dec-11             0  49,433.45    49433.4500  9537000.0000   0.0000     0.0000          0          0          0
 69     25-Jan-12     18,187.53  49,433.45    67620.9800  9518812.4700   0.0000     0.0000          0          0          0
 70     25-Feb-12    200,539.32  49,339.18   249878.4900  9318273.1600   0.0000     0.0000          0          0          0
 71     25-Mar-12    196,466.83  48,299.72   244766.5500  9121806.3200   0.0000     0.0000          0          0          0
 72     25-Apr-12    192,474.91  47,281.36   239756.2800  8929331.4100   0.0000     0.0000          0          0          0
 73     25-May-12    174,580.90  46,283.70   220864.6000  8754750.5100   0.0000     0.0000          0          0          0
 74     25-Jun-12    171,232.37  45,378.79   216611.1600  8583518.1300   0.0000     0.0000          0          0          0
 75     25-Jul-12    167,947.27  44,491.24   212438.5100  8415570.8600   0.0000     0.0000          0          0          0
 76     25-Aug-12    164,724.40  43,620.71   208345.1100  8250846.4600   0.0000     0.0000          0          0          0
 77     25-Sep-12    161,562.60  42,766.89   204329.4900  8089283.8500   0.0000     0.0000          0          0          0
 78     25-Oct-12    158,460.72  41,929.45   200390.1700  7930823.1300   0.0000     0.0000          0          0          0
 79     25-Nov-12    155,417.63  41,108.10   196525.7300  7775405.5100   0.0000     0.0000          0          0          0
 80     25-Dec-12    152,432.23  40,302.52   192734.7400  7622973.2800   0.0000     0.0000          0          0          0
 81     25-Jan-13    149,503.43  39,512.41   189015.8400  7473469.8500   0.0000     0.0000          0          0          0
 82     25-Feb-13    146,630.17  38,737.49   185367.6500  7326839.6900   0.0000     0.0000          0          0          0
 83     25-Mar-13    143,811.40  37,977.45   181788.8600  7183028.2800   0.0000     0.0000          0          0          0
 84     25-Apr-13    141,046.11  37,232.03   178278.1400  7041982.1700   0.0000     0.0000          0          0          0
 85     25-May-13     27,550.79  36,500.94    64051.7400  7014431.3800   0.0000     0.0000          0          0          0
 86     25-Jun-13     33,552.12  36,358.14    69910.2500  6980879.2600   0.0000     0.0000          0          0          0
 87     25-Jul-13     39,058.00  36,184.22    75242.2300  6941821.2600   0.0000     0.0000          0          0          0
 88     25-Aug-13     44,099.91  35,981.77    80081.6800  6897721.3500   0.0000     0.0000          0          0          0
 89     25-Sep-13     48,707.41  35,753.19    84460.6000  6849013.9400   0.0000     0.0000          0          0          0
 90     25-Oct-13     52,908.33  35,500.72    88409.0500  6796105.6100   0.0000     0.0000          0          0          0
 91     25-Nov-13     56,728.85  35,226.48    91955.3300  6739376.7600   0.0000     0.0000          0          0          0
 92     25-Dec-13     60,193.58  34,932.44    95126.0100  6679183.1800   0.0000     0.0000          0          0          0
 93     25-Jan-14     63,325.66  34,620.43    97946.1000  6615857.5200   0.0000     0.0000          0          0          0
 94     25-Feb-14     66,146.87  34,292.19   100439.0600  6549710.6500   0.0000     0.0000          0          0          0
 95     25-Mar-14     68,677.66  33,949.33   102626.9900  6481032.9900   0.0000     0.0000          0          0          0
 96     25-Apr-14     70,937.26  33,593.35   104530.6100  6410095.7300   0.0000     0.0000          0          0          0
 97     25-May-14     72,943.76  33,225.66   106169.4200  6337151.9700   0.0000     0.0000          0          0          0
 98     25-Jun-14     74,714.15  32,847.57   107561.7200  6262437.8300   0.0000     0.0000          0          0          0
 99     25-Jul-14     76,264.39  32,460.30   108724.6900  6186173.4400   0.0000     0.0000          0          0          0
100     25-Aug-14     77,609.48  32,065.00   109674.4800  6108563.9600   0.0000     0.0000          0          0          0
101     25-Sep-14     78,763.53  31,662.72   110426.2500  6029800.4300   0.0000     0.0000          0          0          0
102     25-Oct-14     79,739.76  31,254.47   110994.2300  5950060.6700   0.0000     0.0000          0          0          0
103     25-Nov-14     80,550.61  30,841.15   111391.7600  5869510.0500   0.0000     0.0000          0          0          0
104     25-Dec-14     81,207.76  30,423.63   111631.3900  5788302.2900   0.0000     0.0000          0          0          0
105     25-Jan-15     81,722.16  30,002.70   111724.8600  5706580.1400   0.0000     0.0000          0          0          0
106     25-Feb-15     82,074.39  29,579.11   111653.5000  5624505.7400   0.0000     0.0000          0          0          0
107     25-Mar-15     82,333.15  29,153.69   111486.8400  5542172.5900   0.0000     0.0000          0          0          0
108     25-Apr-15     82,478.29  28,726.93   111205.2200  5459694.3000   0.0000     0.0000          0          0          0
109     25-May-15     82,518.28  28,299.42   110817.7000  5377176.0200   0.0000     0.0000          0          0          0
110     25-Jun-15     82,461.10  27,871.70   110332.8000  5294714.9200   0.0000     0.0000          0          0          0
111     25-Jul-15     82,314.20  27,444.27   109758.4800  5212400.7100   0.0000     0.0000          0          0          0
112     25-Aug-15     82,442.68  27,017.61   109460.2900  5129958.0300   0.0000     0.0000          0          0          0
113     25-Sep-15     82,136.76  26,590.28   108727.0400  5047821.2800   0.0000     0.0000          0          0          0
114     25-Oct-15     82,333.37  26,164.54   108497.9100  4965487.9000   0.0000     0.0000          0          0          0
115     25-Nov-15     83,732.17  25,737.78   109469.9500  4881755.7300   0.0000     0.0000          0          0          0
116     25-Dec-15     83,219.80  25,303.77   108523.5700  4798535.9300   0.0000     0.0000          0          0          0
117     25-Jan-16     82,650.87  24,872.41   107523.2800  4715885.0700   0.0000     0.0000          0          0          0
118     25-Feb-16     82,028.54  24,444.00   106472.5500  4633856.5300   0.0000     0.0000          0          0          0
119     25-Mar-16  4,633,856.53  24,018.82  4657875.3500        0.0000   0.0000     0.0000          0          0          0

                                  Accum             Couponcap  Couponcap     Capped
          Accrued   Interest   Interest  Couponcap      Accum  Shortfall    Optimal          Effective  Couponcap   Credit
Period   Interest  Shortfall  Shortfall  Shortfall  Shortfall    Payback   Interest  Coupon     Coupon       Rate  Support
Total
  0             0          0          0          0          0          0          0       0
  1     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.32617     6.69
  2     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.32655     6.78
  3     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.32693     6.88
  4     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.32729     6.99
  5     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.32759     7.11
  6     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.32783     7.24
  7     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.32801     7.37
  8     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.32812     7.52
  9     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.32818     7.66
 10     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.32825     7.81
 11     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.32831     7.97
 12     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.32838     8.12
 13     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.32845     8.28
 14     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.32852     8.44
 15     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.32859     8.61
 16     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.32866     8.78
 17     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.32873     8.95
 18     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22     6.3288     9.12
 19     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.32887      9.3
 20     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.32894     9.48
 21     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.32901     9.67
 22     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.32908     9.86
 23     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.32915    10.05
 24     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.32923    10.25
 25     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22     6.3293    10.45
 26     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.32937    10.65
 27     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.32945    10.86
 28     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.32952    11.08
 29     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22     6.3296    11.29
 30     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.32967    11.52
 31     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.32975    11.74
 32     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.32983    11.97
 33     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22     6.3299    12.21
 34     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.32998    12.45
 35     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.33006    12.69
 36     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.33014    12.94
 37     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.33022     13.2
 38     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.33029    13.22
 39     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.33037    13.22
 40     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.33045    13.22
 41     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.33054    13.22
 42     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.33062    13.22
 43     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22     6.3307    13.22
 44     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.33078    13.22
 45     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.33086    13.22
 46     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.33095    13.22
 47     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.33103    13.22
 48     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.33112    13.22
 49     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22     6.3312    13.22
 50     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.33129    13.22
 51     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.33137    13.22
 52     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.33146    13.22
 53     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.33155    13.22
 54     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.33163    13.22
 55     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.33172    13.22
 56     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.33181    13.22
 57     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.33191    13.22
 58     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.33201    13.22
 59     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.33211    13.22
 60     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.33221    13.22
 61     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.33232    13.22
 62     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.33242    13.22
 63     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.33253    13.22
 64     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.33264    13.22
 65     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.33275    13.22
 66     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.33286    13.22
 67     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.33297    13.22
 68     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.33308    13.22
 69     49,433.45          0          0          0          0          0  49,433.45    6.22       6.22    6.33319    13.22
 70     49,339.18          0          0          0          0          0  49,339.18    6.22       6.22     6.3333    13.22
 71     48,299.72          0          0          0          0          0  48,299.72    6.22       6.22    6.33341    13.22
 72     47,281.36          0          0          0          0          0  47,281.36    6.22       6.22    6.33353    13.22
 73     46,283.70          0          0          0          0          0  46,283.70    6.22       6.22    6.33364    13.22
 74     45,378.79          0          0          0          0          0  45,378.79    6.22       6.22    6.33376    13.22
 75     44,491.24          0          0          0          0          0  44,491.24    6.22       6.22    6.33387    13.22
 76     43,620.71          0          0          0          0          0  43,620.71    6.22       6.22    6.33399    13.22
 77     42,766.89          0          0          0          0          0  42,766.89    6.22       6.22    6.33411    13.22
 78     41,929.45          0          0          0          0          0  41,929.45    6.22       6.22    6.33423    13.22
 79     41,108.10          0          0          0          0          0  41,108.10    6.22       6.22    6.33435    13.22
 80     40,302.52          0          0          0          0          0  40,302.52    6.22       6.22    6.33447    13.22
 81     39,512.41          0          0          0          0          0  39,512.41    6.22       6.22    6.33459    13.22
 82     38,737.49          0          0          0          0          0  38,737.49    6.22       6.22    6.33471    13.22
 83     37,977.45          0          0          0          0          0  37,977.45    6.22       6.22    6.33483    13.22
 84     37,232.03          0          0          0          0          0  37,232.03    6.22       6.22    6.33496    13.22
 85     36,500.94          0          0          0          0          0  36,500.94    6.22       6.22    6.33508    13.22
 86     36,358.14          0          0          0          0          0  36,358.14    6.22       6.22    6.33521    13.22
 87     36,184.22          0          0          0          0          0  36,184.22    6.22       6.22    6.33533    13.22
 88     35,981.77          0          0          0          0          0  35,981.77    6.22       6.22    6.33546    13.22
 89     35,753.19          0          0          0          0          0  35,753.19    6.22       6.22    6.33559    13.22
 90     35,500.72          0          0          0          0          0  35,500.72    6.22       6.22    6.33572    13.22
 91     35,226.48          0          0          0          0          0  35,226.48    6.22       6.22    6.33585    13.22
 92     34,932.44          0          0          0          0          0  34,932.44    6.22       6.22    6.33598    13.22
 93     34,620.43          0          0          0          0          0  34,620.43    6.22       6.22    6.33611    13.22
 94     34,292.19          0          0          0          0          0  34,292.19    6.22       6.22    6.33624    13.22
 95     33,949.33          0          0          0          0          0  33,949.33    6.22       6.22    6.33638    13.22
 96     33,593.35          0          0          0          0          0  33,593.35    6.22       6.22    6.33651    13.22
 97     33,225.66          0          0          0          0          0  33,225.66    6.22       6.22    6.33665    13.22
 98     32,847.57          0          0          0          0          0  32,847.57    6.22       6.22    6.33678    13.22
 99     32,460.30          0          0          0          0          0  32,460.30    6.22       6.22    6.33692    13.22
100     32,065.00          0          0          0          0          0  32,065.00    6.22       6.22    6.33706    13.22
101     31,662.72          0          0          0          0          0  31,662.72    6.22       6.22     6.3372    13.22
102     31,254.47          0          0          0          0          0  31,254.47    6.22       6.22    6.33734    13.22
103     30,841.15          0          0          0          0          0  30,841.15    6.22       6.22    6.33748    13.22
104     30,423.63          0          0          0          0          0  30,423.63    6.22       6.22    6.33762    13.22
105     30,002.70          0          0          0          0          0  30,002.70    6.22       6.22    6.33777    13.22
106     29,579.11          0          0          0          0          0  29,579.11    6.22       6.22    6.33791    13.22
107     29,153.69          0          0          0          0          0  29,153.69    6.22       6.22    6.33805    13.22
108     28,726.93          0          0          0          0          0  28,726.93    6.22       6.22    6.33818    13.22
109     28,299.42          0          0          0          0          0  28,299.42    6.22       6.22    6.33832    13.22
110     27,871.70          0          0          0          0          0  27,871.70    6.22       6.22    6.33846    13.22
111     27,444.27          0          0          0          0          0  27,444.27    6.22       6.22    6.33859    13.22
112     27,017.61          0          0          0          0          0  27,017.61    6.22       6.22    6.33873    13.22
113     26,590.28          0          0          0          0          0  26,590.28    6.22       6.22    6.33893    13.22
114     26,164.54          0          0          0          0          0  26,164.54    6.22       6.22    6.33912    13.22
115     25,737.78          0          0          0          0          0  25,737.78    6.22       6.22    6.33934    13.22
116     25,303.77          0          0          0          0          0  25,303.77    6.22       6.22    6.33948    13.22
117     24,872.41          0          0          0          0          0  24,872.41    6.22       6.22    6.33962    13.22
118     24,444.00          0          0          0          0          0  24,444.00    6.22       6.22    6.33976    13.22
119     24,018.82          0          0          0          0          0  24,018.82    6.22       6.22     6.3399      100

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities maybe split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. Ifwe determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates.Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at wwwsec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE. WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE M. MA.Y. NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

Goldman Sachs                       GSAA-06-07 FIXED
                                  Originator Break-out
================================================================================


---------------------------------------------------------
Stats
---------------------------------------------------------
Count: 2688
Schedule Balance: $574,553,530.51
AverageSched Bal: $213,747.59
GrossWAC: 6.576
NetWAC: 6.326
OTERM: 354
RTERM: 349
ATERM: 348
AGE: 4
OLTV: 71.06
COLTV: 76.15
FICO: 708.813
DTI: 34.858
---------------------------------------------------------


---------------------------------------------------------------------
Current Rate                Percent      Total Balance         Count
---------------------------------------------------------------------
4.501 - 5.000                  0.02            103,493             1
5.001 - 5.500                  4.07         23,372,048            94
5.501 - 6.000                 26.71        153,447,166           632
6.001 - 6.500                 25.79        148,152,312           641
6.501 - 7.000                 21.83        125,438,848           642
7.001 - 7.500                 11.02         63,304,130           350
7.501 - 8.000                  5.37         30,838,817           179
8.001 - 8.500                  2.06         11,846,669            57
8.501 - 9.000                  2.20         12,622,747            63
9.001 - 9.500                  0.47          2,722,107            16
9.501 - 10.000                 0.47          2,705,145            13
---------------------------------------------------------------------
Total:                       100.00        574,553,482         2,688
---------------------------------------------------------------------

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
================================================================================
                                                                 Page 1  of  9

Goldman Sachs                       GSAA-06-07 FIXED
                                  Originator Break-out
================================================================================


--------------------------------------------------------------------------------
Scheduled Balance                       Percent      Total Balance        Count
--------------------------------------------------------------------------------
0.01 - 50,000.00                           0.38          2,156,261           54
50,000.01 - 100,000.00                     4.67         26,815,576          338
100,000.01 - 150,000.00                   12.67         72,818,739          579
150,000.01 - 200,000.00                   14.13         81,209,308          462
200,000.01 - 250,000.00                   15.10         86,758,469          388
250,000.01 - 275,000.00                    7.03         40,389,206          154
275,000.01 - 350,000.00                   21.13        121,431,436          391
350,000.01 - 400,000.00                   11.92         68,477,838          184
400,000.01 - 450,000.00                    4.17         23,949,770           57
450,000.01 - 500,000.00                    1.76         10,123,626           21
500,000.01 - 550,000.00                    1.00          5,728,174           11
550,000.01 - 600,000.00                    2.09         12,018,308           21
600,000.01 - 750,000.00                    1.22          7,011,620           11
750,000.01 - 850,000.00                    0.68          3,930,970            5
850,000.01 - 950,000.00                    0.46          2,648,475            3
950,000.01 - 1,000,000.00                  1.38          7,925,706            8
1,000,000.01 - 1,250,000.00                0.20          1,160,000            1
--------------------------------------------------------------------------------
Total:                                   100.00        574,553,482        2,688
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term                           Percent      Total Balance        Count
--------------------------------------------------------------------------------
120                                        0.06            330,472            2
180                                        3.29         18,911,991           97
240                                        0.45          2,559,837           15
360                                       95.91        551,038,958        2,566
480                                        0.30          1,712,225            8
--------------------------------------------------------------------------------
Total:                                   100.00        574,553,482        2,688
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RemTerm                                 Percent      Total Balance        Count
--------------------------------------------------------------------------------
1 - 120                                    0.06            330,472            2
121 - 180                                  3.29         18,911,991           97
181 - 240                                  0.45          2,559,837           15
301 - 360                                 95.91        551,038,958        2,566
361 - 480                                  0.30          1,712,225            8
--------------------------------------------------------------------------------
Total:                                   100.00        574,553,482        2,688
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
================================================================================
                                                                 Page 2  of  9

Goldman Sachs                       GSAA-06-07 FIXED
                                  Originator Break-out
================================================================================


--------------------------------------------------------------------------------
Am WAM                                  Percent      Total Balance        Count
--------------------------------------------------------------------------------
0 - 59                                    33.48        192,347,992          805
60 - 119                                   0.06            330,472            2
120 - 179                                  3.06         17,554,791           92
180 - 239                                  0.46          2,641,837           16
240 - 299                                  0.03            164,298            2
300 - 359                                 61.64        354,141,230        1,742
360 - 419                                  0.66          3,773,270           14
420 - 479                                  0.63          3,599,593           15
--------------------------------------------------------------------------------
Total:                                   100.00        574,553,482        2,688
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Age                                     Percent      Total Balance        Count
--------------------------------------------------------------------------------
<= 0                                      12.63         72,579,499          334
1 - 2                                     30.24        173,719,448          861
3 - 4                                      8.78         50,440,191          223
5 - 6                                     18.59        106,828,541          462
7 - 8                                     16.12         92,591,154          434
9 - 10                                     7.07         40,623,791          188
11 - 12                                    4.57         26,272,186          129
13 - 14                                    1.29          7,417,319           37
15 - 16                                    0.71          4,081,354           20
--------------------------------------------------------------------------------
Total:                                   100.00        574,553,482        2,688
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
States                                  Percent      Total Balance        Count
--------------------------------------------------------------------------------
CA                                        35.57        204,382,037          740
FL                                         8.21         47,196,506          252
TX                                         4.31         24,781,535          166
NJ                                         5.01         28,768,041          104
NY                                         4.93         28,348,177          103
GA                                         2.90         16,674,479           96
MA                                         4.07         23,363,497           95
AZ                                         2.70         15,524,965           76
CT                                         2.38         13,656,497           68
MD                                         2.61         14,972,484           68
Other                                     27.31        156,885,266          920
--------------------------------------------------------------------------------
Total:                                   100.00        574,553,482        2,688
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
================================================================================
                                                                 Page 3  of  9

Goldman Sachs                       GSAA-06-07 FIXED
                                  Originator Break-out
================================================================================


--------------------------------------------------------------------------------
Original LTV                            Percent      Total Balance        Count
--------------------------------------------------------------------------------
0.001 - 50.000                            10.59         60,823,540          286
50.001 - 60.000                            9.05         52,007,622          220
60.001 - 70.000                           17.93        102,994,196          431
70.001 - 75.000                            6.77         38,876,280          175
75.001 - 80.000                           50.35        289,292,156        1,383
80.001 - 85.000                            0.92          5,264,176           28
85.001 - 90.000                            2.68         15,406,823           97
90.001 - 95.000                            1.29          7,390,688           46
95.001 - 100.000                           0.43          2,498,001           22
--------------------------------------------------------------------------------
Total:                                   100.00        574,553,482        2,688
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined LTV                            Percent      Total Balance        Count
--------------------------------------------------------------------------------
0.001 - 50.000                             9.82         56,426,908          262
50.001 - 60.000                            7.94         45,612,767          193
60.001 - 70.000                           15.25         87,611,715          365
70.001 - 75.000                            6.35         36,486,664          153
75.001 - 80.000                           23.94        137,533,776          621
80.001 - 85.000                            1.37          7,853,521           35
85.001 - 90.000                            7.17         41,173,878          205
90.001 - 95.000                            5.93         34,093,485          169
95.001 - 100.000                          22.24        127,760,770          685
--------------------------------------------------------------------------------
Total:                                   100.00        574,553,482        2,688
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO                                    Percent      Total Balance        Count
--------------------------------------------------------------------------------
1 - 519                                    0.21          1,196,191            7
520 - 559                                  0.18          1,061,715            5
560 - 579                                  0.11            632,028            3
580 - 619                                  1.48          8,494,525           34
620 - 649                                 10.94         62,848,531          293
650 - 699                                 33.46        192,264,386          910
700 - 749                                 28.12        161,537,867          779
750 - 799                                 22.18        127,435,655          576
800 - 819                                  3.29         18,889,845           80
820 >=                                     0.03            192,739            1
--------------------------------------------------------------------------------
Total:                                   100.00        574,553,482        2,688
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Silent                                  Percent      Total Balance        Count
--------------------------------------------------------------------------------
N                                         71.61        411,413,110        1,908
Y                                         28.39        163,140,373          780
--------------------------------------------------------------------------------
Total:                                   100.00        574,553,482        2,688
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
================================================================================
                                                                 Page 4  of  9

Goldman Sachs                       GSAA-06-07 FIXED
                                  Originator Break-out
================================================================================


--------------------------------------------------------------------------------
PMI                                     Percent      Total Balance        Count
--------------------------------------------------------------------------------
MI - LTV > 80                              4.31         24,742,884          154
NO MI - LTV <= 80                         94.68        543,993,793        2,495
NO MI - LTV > 80                           1.01          5,816,804           39
--------------------------------------------------------------------------------
Total:                                   100.00        574,553,482        2,688
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy Code                          Percent      Total Balance        Count
--------------------------------------------------------------------------------
INVESTOR                                  19.37        111,266,833          642
OWNER OCCUPIED                            76.89        441,782,944        1,938
SECOND HOME                                3.74         21,503,705          108
--------------------------------------------------------------------------------
Total:                                   100.00        574,553,482        2,688
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                           Percent      Total Balance        Count
--------------------------------------------------------------------------------
2 FAMILY                                   6.70         38,515,997          172
3-4 FAMILY                                 6.56         37,699,876          156
CONDO                                      7.93         45,553,890          233
COOP                                       0.27          1,577,275            9
PUD                                       15.32         88,024,495          395
SINGLE FAMILY                             63.02        362,060,336        1,718
TOWNHOUSE                                  0.20          1,121,613            5
--------------------------------------------------------------------------------
Total:                                   100.00        574,553,482        2,688
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Purpose                                 Percent      Total Balance        Count
--------------------------------------------------------------------------------
CASHOUT REFI                              40.74        234,077,039        1,024
PURCHASE                                  49.82        286,261,190        1,428
RATE/TERM REFI                             9.44         54,215,253          236
--------------------------------------------------------------------------------
Total:                                   100.00        574,553,482        2,688
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Documentation Type                      Percent      Total Balance        Count
--------------------------------------------------------------------------------
FULL/ALT                                  22.37        128,511,283          656
NINA/NO DOC                               13.48         77,426,082          371
NIVA/NO RATIO                              9.59         55,107,818          244
SISA                                      32.99        189,525,780          871
SIVA                                      21.58        123,982,520          546
--------------------------------------------------------------------------------
Total:                                   100.00        574,553,482        2,688
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
================================================================================
                                                                 Page 5  of  9

Goldman Sachs                       GSAA-06-07 FIXED
                                  Originator Break-out
================================================================================


--------------------------------------------------------------------------------
Number of Units                         Percent      Total Balance        Count
--------------------------------------------------------------------------------
1                                         86.74        498,371,552        2,360
2                                          6.66         38,252,203          171
3                                          4.30         24,684,883          111
4                                          2.31         13,244,844           46
--------------------------------------------------------------------------------
Total:                                   100.00        574,553,482        2,688
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Interest Only                           Percent      Total Balance        Count
--------------------------------------------------------------------------------
N                                         66.52        382,205,490        1,883
Y                                         33.48        192,347,992          805
--------------------------------------------------------------------------------
Total:                                   100.00        574,553,482        2,688
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Interest Only Term                      Percent      Total Balance        Count
--------------------------------------------------------------------------------
0                                         66.52        382,205,490        1,883
60                                         2.23         12,788,248           53
120                                       30.91        177,602,670          742
180                                        0.34          1,957,075           10
--------------------------------------------------------------------------------
Total:                                   100.00        574,553,482        2,688
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepay Flag                             Percent      Total Balance        Count
--------------------------------------------------------------------------------
N                                         62.65        359,938,732        1,721
Y                                         37.35        214,614,750          967
--------------------------------------------------------------------------------
Total:                                   100.00        574,553,482        2,688
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepay Term                             Percent      Total Balance        Count
--------------------------------------------------------------------------------
0                                         62.65        359,938,732        1,721
3                                          0.12            685,703            3
6                                          2.95         16,971,171           67
7                                          0.17            976,898            3
12                                         4.03         23,162,370           91
18                                         0.04            244,348            1
24                                         1.36          7,792,576           33
36                                        22.25        127,856,231          626
60                                         6.43         36,925,454          143
--------------------------------------------------------------------------------
Total:                                   100.00        574,553,482        2,688
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
================================================================================
                                                                 Page 6  of  9

Goldman Sachs                       GSAA-06-07 FIXED
                                  Originator Break-out
================================================================================


--------------------------------------------------------------------------------
DTI                                     Percent      Total Balance        Count
--------------------------------------------------------------------------------
<= 0.00000                                20.73        119,094,550          552
0.00001 - 10.00000                         3.87         22,217,888          116
10.00001 - 20.00000                        3.77         21,661,766          110
20.00001 - 30.00000                       12.14         69,772,967          356
30.00001 - 40.00000                       31.07        178,536,707          825
40.00001 - 50.00000                       27.04        155,342,481          691
50.00001 - 60.00000                        1.13          6,513,338           34
60.00001 - 70.00000                        0.25          1,413,786            4
--------------------------------------------------------------------------------
Total:                                   100.00        574,553,482        2,688
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Conforming                              Percent      Total Balance        Count
--------------------------------------------------------------------------------
CONFORMING                                90.69        521,086,058        2,597
NON-CONFORMING                             9.31         53,467,424           91
--------------------------------------------------------------------------------
Total:                                   100.00        574,553,482        2,688
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                            Percent      Total Balance        Count
--------------------------------------------------------------------------------
15 YR FIXED                                3.35         19,242,463           99
30 YR FIXED                               96.02        551,711,427        2,574
40 YR FIXED                                0.30          1,712,225            8
FIXED BALLOON 40/30                        0.33          1,887,368            7
--------------------------------------------------------------------------------
Total:                                   100.00        574,553,482        2,688
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
================================================================================
                                                                 Page 7  of  9

Goldman Sachs                       GSAA-06-07 FIXED
                                  Originator Break-out
================================================================================



-----------------------------------------------------------------------------------------
Originator                                       Percent      Total Balance        Count
-----------------------------------------------------------------------------------------
ACCREDITED HOME LENDERS INC                         2.09         12,024,973           55
AEGIS                                               4.41         25,337,502          131
ALLIANCE BANCORP                                    6.21         35,691,836          153
ALLIANCE MORTGAGE BANKING CORP                      2.44         14,013,553           52
AMERICAN HOME EQUITY CORP                           0.28          1,605,245            8
AMERICAN HOME MTG                                   3.08         17,708,488          133
AMERICAN MORTGAGE EXPRESS FINANCIAL                 0.06            365,664            2
AMERICAN MORTGAGE NETWORK INC                       0.38          2,192,422           11
AMERICORP CREDIT CORP                               0.36          2,073,087            8
BANKERSWEST FUNDING CORP                            5.00         28,730,880          117
BAYTREE LENDING CO                                  0.38          2,159,204           15
CAMERON FINANCIAL INC                               0.18          1,055,160            6
CENTENNIAL MORTGAGE & FUNDING INC                   0.25          1,429,770            9
CHOICE CAPITAL FUNDING INC                          0.49          2,815,005           17
CHRISTOPHER E HOBSON INC                            0.63          3,598,641           15
CREDIT NORTHEAST INC                                0.07            413,384            2
CTX MORTGAGE CO                                     1.65          9,457,980           42
HARBOURTON MORTGAGE INV CORP                        0.12            662,077            3
HOME LOAN CENTER INC                                0.22          1,284,807            6
HOME LOAN CORP                                      0.66          3,783,786           26
IRWIN MORTGAGE CORP                                 0.25          1,455,094            3
LOAN CENTER OF CALIFORNIA INC                       0.08            467,462            2
LOANCITY                                            2.22         12,762,930           67
MERIDIAN RESIDENTIAL CAPITAL                        0.17            974,177            4
METROCITIES MORTGAGE LLC                            0.50          2,885,589           13
NATION ONE                                          3.46         19,869,102           95
NATION ONE MORTGAGE CO INC                          3.14         18,038,770           88
NEW CENTURY/HOME123                                 3.84         22,042,798           99
NORTH SHORE COMMUNITY BANK & TRUST                  0.61          3,533,041           14
PACIFIC COMMUNITY MORTGAGE INC (PCM)                0.14            784,685            3
PHH                                                24.37        140,005,644          651
PINNACLE FINANCIAL CORP - MORTGAGE BANK             0.52          2,973,253           24
PRIME MORTGAGE CORP                                 0.73          4,170,135           22
PRIMELENDING INC                                    0.04            211,422            1
QUICKEN                                             0.62          3,537,765           17
REALTY MORTGAGE CORP                                0.64          3,656,429           19
RELIANT MORTGAGE CO LLC                             0.16            932,049            3
RESIDENTIAL MORTGAGE CAPITAL                        6.80         39,052,710          138
SCME MORTGAGE BANKERS INC                           6.52         37,447,438          161
SEA BREEZE FINANCIAL SERVICES                       1.07          6,155,744           27
SECURED BANKERS MORTGAGE                            1.67          9,614,754           39
SILVER STATE MORTGAGE                               0.43          2,461,467           11
SILVERGATE BANK                                     0.37          2,129,261           11
SOUTHSTAR FUNDING LLC                               7.69         44,199,365          254
STERLING EMPIRE FUNDING ASSOCIATES LTD              0.06            360,000            1
STONECREEK FUNDING CORP (SCF)                       0.09            537,763            3
-----------------------------------------------------------------------------------------
Continued...
-----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman,
Sachs & Co. imposing any limitation of any kind.
================================================================================
                                                                 Page 8  of  9




Goldman Sachs                       GSAA-06-07 FIXED
                                  Originator Break-out
================================================================================


-----------------------------------------------------------------------------------------
....continued
-----------------------------------------------------------------------------------------
Originator                                       Percent      Total Balance        Count
-----------------------------------------------------------------------------------------
TRANSNATIONAL FINANCIAL NETWORK INC                 0.19          1,107,119            4
VALLEY VISTA MORTGAGE CORP                          1.05          6,060,956           22
WEICHERT                                            2.86         16,449,251           60
WILLOW BEND MORTGAGE CO                             0.56          3,236,395           16
WINSTAR MORTGAGE PARTNERS INC                       0.18          1,037,449            5
-----------------------------------------------------------------------------------------
Total:                                            100.00        574,553,482        2,688
-----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
================================================================================
                                                                 Page 9  of  9

------------ ---------------- ------
ID                      PBAL   Count
------------ ---------------- ------
2             $ 1,156,000.00       3
3             $   479,200.00       2
4             $   186,563.12       2
5             $   607,000.00       2
6             $   495,749.67       2
7             $   178,657.20       2
8             $    91,200.00       2
9             $   196,437.19       2
10            $   196,000.00       2
11            $   317,272.31       2
12            $   279,020.00       2
13            $   177,176.39       3
14            $   163,525.48       2
15            $   198,333.23       3
16            $   180,000.00       2
17            $   471,675.17       2
18            $   467,000.00       2
19            $   242,863.67       2
20            $   292,658.80       2
21            $   278,360.14       2
22            $   271,754.10       2
23            $   363,371.42       2
24            $   273,000.00       2
25            $   645,603.76       2
26            $   426,627.23       5
27            $   181,481.49       2
28            $   785,016.77       2
29            $   632,250.00       2
30            $    63,479.88       2
31            $   995,163.21       3
32            $   585,000.00       2
33            $ 1,095,500.00       4
34            $   415,500.00       2
35            $ 1,054,432.29       3
36            $   168,428.10       2
37            $   991,206.78       3
38            $   115,703.82       2
39            $   312,774.48       2
40            $   323,129.25       2
41            $   229,303.70       2
42            $   649,069.59       2
43            $   389,957.33       3
------------ ---------------- ------
Grand Total   $17,622,445.57      96
------------ ---------------- ------

GSAA 2006-7-- Intex Preprice (external)

Intex Preprice: Deal name - gsaa0607, Password - 9A74

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE E-MAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE E-MAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7    Preliminary Structural and Collateral Term Sheet   April 10, 2006
--------------------------------------------------------------------------------

                   GSAA HOME EQUITY TRUST 2006-7 TERM SHEET
                   ----------------------------------------


                   IMPORTANT NOTICE REGARDING THE CONDITIONS
                 FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

               STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

    IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED E-MAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE E-MAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

GSAA 2006-7                           Preliminary Structural and Collateral Term Sheet                         April 10, 2006
-----------------------------------------------------------------------------------------------------------------------------

                                                         $562,291,000
                                                         (Approximate)
                                                 GSAA Home Equity Trust 2006-7
                                            GS Mortgage Securities Corp., Depositor
                                                   Asset-Backed Certificates

Overview of the Offered Certificates
------------------------------------

  -----------------------------------------------------------------------------------------------------------------------------
                   Approximate Initial                              Initial                                          Expected
  Certificates          Principal      Certificate    Credit     Pass-Through   Average Life    Principal Payment    Ratings
                     Balance(1)(2)         Type      Support(3)      Rate(4)       (yrs)(5)        Window(5)(6)     S&P/Moody's
  -----------------------------------------------------------------------------------------------------------------------------
      AV-1           $200,453,000          Sr          6.61%      LIBOR + [ ]%      1.00         05/06 - 04/08      AAA / Aaa
      AF-2           $139,976,000          Sr          6.61%         [  ]%          3.00         04/08 - 08/10      AAA / Aaa
      AF-3           $44,301,000           Sr          6.61%         [  ]%          5.00         08/10 - 01/12      AAA / Aaa
      AF-4           $95,370,000           Sr          6.61%         [  ]%          8.65         01/12 - 03/16      AAA / Aaa
      AF-5           $53,345,000           Sr          6.61%         [  ]%          6.80         05/09 - 03/16      AAA / Aaa
      M-1             $8,854,000           Sub         5.06%         [  ]%          6.51         06/09 - 03/16      AA+ / Aa1
      M-2             $5,712,000           Sub         4.06%         [  ]%          6.51         06/09 - 03/16       AA / Aa2
      M-3             $2,856,000           Sub         3.56%         [  ]%          6.51         06/09 - 03/16      AA- / Aa3
      M-4             $2,856,000           Sub         3.06%         [  ]%          6.51         06/09 - 03/16        A / A2
      M-5             $2,856,000           Sub         2.56%         [  ]%          6.51         06/09 - 03/16       A- / A3
      B-1             $2,856,000           Sub         2.06%         [  ]%          6.43         06/09 - 03/16      BBB / Baa2
      B-2             $2,856,000           Sub         1.56%         [  ]%          6.18         06/09 - 05/15     BBB- / Baa3
  -----------------------------------------------------------------------------------------------------------------------------

      Total          562,291,000

  -----------------------------------------------------------------------------------------------------------------------------

Overview of the Non-offered Certificates
----------------------------------------

  -----------------------------------------------------------------------------------------------------------------------------
                   Approximate Initial                              Initial                                          Expected
  Certificates          Principal      Certificate    Credit     Pass-Through   Average Life    Principal Payment    Ratings
                     Balance(1)(2)         Type      Support(3)      Rate(4)       (yrs)(5)        Window(5)(6)     S&P/Moody's
  -----------------------------------------------------------------------------------------------------------------------------
       B-3            $3,199,000           Sub         1.000%        [  ]%          5.69         06/09 - 03/14       BB / Ba2
  -----------------------------------------------------------------------------------------------------------------------------

  (1) The initial aggregate principal balance of the certificates will be subject to an upward or downward variance of no more than approximately 5%. The principal balances of the certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled one month at 6% CPR.
  (2) The principal balance of the Certificates is calculated using the scheduled principal balance of the Mortgage Loans as of the Statistical Calculation Date.
  (3) Fully funded overcollateralization of approximately 1.00%.
  (4) See the "Structure of the Certificates" section of this term sheet for more information on the Pass-Through Rates of the Certificates.
  (5) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on the Certificates.
  (6) The stated final maturity date for the certificates is the Distribution Date in March 2046.

Selected Mortgage Pool Data (7)
-------------------------------

        ------------------------------------------------------------------------
                                                                  Aggregate
        ------------------------------------------------------------------------
        Scheduled Principal Balance:                                $574,553,482
        Number of Mortgage Loans:                                          2,688
        Average Scheduled Principal Balance:                            $213,748
        Interest Only Loans:                                              33.48%
        Weighted Average Gross Coupon:                                    6.576%
        Weighted Average Net Coupon(8):                                   6.326%
        Weighted Average FICO Score:                                         709
        Weighted Average Original LTV Ratio:                              71.10%
        Weighted Average Combined Original LTV Ratio:                     77.52%
        Weighted Average Stated Remaining Term (months):                     349
        Weighted Average Seasoning (months):                                   4
        % of Mortgage Loans with Silent Seconds:                          28.39%
        Weighted Average Non-Zero DTI:                                    34.86%
        % of Loans with MI:                                                4.31%
        ------------------------------------------------------------------------

  (7) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.
  (8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7    Preliminary Structural and Collateral Term Sheet   April 10, 2006
--------------------------------------------------------------------------------
   Features of the Transaction
   ---------------------------
   o The mortgage loans in the transaction consist of Alt-A type, fixed rate, first lien residential mortgage loans (the "Mortgage Loans") originated by PHH Mortgage Corporation ("PHH") (24.37%) and the Goldman Sachs Mortgage Conduit (the "Conduit") (75.63%).
   o Credit support for the Certificates will be provided through a senior/subordinate structure, fully funded overcollaterization of approximately 1.00% and excess spread.
   o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.
   o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.
   o The transaction will be modeled on INTEX as GSAA0607 and on Bloomberg as GSAA 2006-7.
   o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------
Expected Closing Date:         On or before April 28, 2006

Cut-off Date:                  April 1, 2006

Statistical Calculation
Date:                          March 1, 2006

Expected Pricing Date:         On or before April 12, 2006

First Distribution Date:       May 25, 2006

Key Terms
---------

Offered Certificates:          Class AV-1, AF-2, AF-3, AF-4, AF-5, M-1, M-2, M-3, M-4, M-5, B-1 and B-2 Certificates

Non-Offered Certificates:      Class B-3, Class X and Class P Certificates

Class A Certificates:          Class AV-1, AF-2, AF-3, AF-4 and AF-5 Certificates

Residual Certificates:         Class R, Class RC and Class RX Certificates. The Residual Certificates are not being offered hereby.

Fixed Rate Certificates:       Class AF-2, AF-3, AF-4, AF-5, M-1, M-2, M-3, M-4, M-5, B-1, B-2 and B-3 Certificates

Variable Rate Certificates:    Class AV-1 Certificates

Subordinate Certificates:      Class M-1, M-2, M-3, M-4, M-5, B-1, B-2 and B-3 Certificates

Class AF-5 Certificates:       The Class AF-5 Certificates will be "lock-out" certificates. The Class AF-5 Certificates generally will not receive any portion of principal payment until the May 2009 Distribution Date.
                               Thereafter, they will receive an increasing percentage of their pro-rata share of principal payable to the Certificates based on a schedule.

Depositor:                     GS Mortgage Securities Corp.

Sponsor:                       Goldman Sachs Mortgage Company

Underwriter:                   Goldman, Sachs & Co.

Servicers:                     PHH, Avelo Mortgage, L.L.C. and Countrywide Home Loans Servicing LP

Trustee:                       Deutsche Bank National Trust Company

Securities Administrator:      Wells Fargo Bank, N.A.

Master Servicer:               Wells Fargo Bank, N.A.

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7    Preliminary Structural and Collateral Term Sheet   April 10, 2006
--------------------------------------------------------------------------------

Custodians:                    Deutsche Bank National Trust Company, U.S. Bank National Association and JPMorgan Chase
                               Bank, National Association

Servicing Fee Rates:           25.0 bps (100.00%)

Expense Fee Rate:              The Servicing Fee Rate

Distribution Date:             25th day of the month or the following business day

Record Date:                   For any Distribution Date, the last business day of the Interest Accrual Period

Delay Days:                    24 days for the Fixed Rate Certificates
                               0 day delay on the Variable Rate Certificates

Day Count:                     30/360 basis on the Fixed Rate Certificates
                               Actual/360 basis on the Variable Rate Certificates

Prepayment Period:             The calendar month prior to the Distribution Date

Interest Accrual Period:       For the Variable Rate Certificates, from the prior Distribution Date to the day prior to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date. For the Fixed Rate Certificates, the calendar month immediately preceding the then current Distribution Date.

Pricing Prepayment             CPR starting at 6% CPR in the loan's first month, increasing to 20% CPR in month 12 (an
Assumption:                    approximate 1.273% increase per month), and remaining at 20% CPR thereafter.

Due Period:                    For the Mortgage Loans, the period commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Mortgage Loans:                The trust will consist of Alt-A type, fixed rate, first lien residential mortgage loans with an approximate, scheduled principal balance of approximately $574,553,482 as of the
                               Statistical Calculation Date.

Servicer Advancing:            Yes as to principal and interest, subject to recoverability

Excess Spread:                 The initial weighted average net coupon of the mortgage pool will be greater than the interest payments on the Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical Calculation Date.

                               Initial Gross WAC (1):                                                   6.5762%

                                   Less Fees & Expenses (2):                                            0.2500%
                                                                                                      ------------
                               Net WAC (1):                                                             6.3262%

                                   Less Initial Certificate Coupon (Approx.)(1)(3):                     5.5650%
                                                                                                      ------------
                               Initial Excess Spread (1):                                               0.7612%

                                   (1)  This amount will vary on each distribution date based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count.

                                   (2)  Includes the Expense Fee Rate.

                                   (3)  Assumes 1-month LIBOR equal to 4.8400%, initial marketing spreads and a 30-day month. This amount will vary on each distribution date based on changes to the weighted average Pass-Through Rates on the Certificates as well as any changes in day count.

Compensating Interest:         Each Servicer, other than PHH, shall provide Compensating Interest equal to the lesser of
                               (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary principal prepayments on the Mortgage
                               Loans during the related Prepayment Period and (B) its aggregate Servicing Fee received for the related Distribution Date in the case of Avelo and Countrywide Servicing. PHH will provide Compensating Interest equal to the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7    Preliminary Structural and Collateral Term Sheet   April 10, 2006
--------------------------------------------------------------------------------

                               Date resulting from voluntary principal prepayments of the Mortgage Loans during the related Prepayment Period.

Optional Clean-up Call:        The transaction has a 10% optional clean-up call.

Rating Agencies:               Moody's Investors Service, Inc. and Standard & Poor's Ratings Services

Minimum Denomination:          $50,000 with regard to each of the Offered Certificates.

Legal Investment:              It is anticipated that the Class A, Class M-1, Class M-2, Class M-3,  Class R, Class RC
                               and Class RX Certificates will be SMMEA eligible.

ERISA Eligibility:             Underwriter's exemption is expected to apply to all Offered Certificates. However, prospective purchasers should consult their own counsel.

Tax Treatment:                 The Offered and Non-Offered Certificates (other than the Class R, Class RC and
                               Class RX Certificates) represent REMIC regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract. The Class R,
                               Class RC and Class RX Certificates each represent the residual interest in a REMIC.

Prospectus:                    The Offered Certificates will be offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the
                               Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                               Certificates may not be consummated unless the purchaser has received the Prospectus.

                               PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT
                               SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.
























------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7    Preliminary Structural and Collateral Term Sheet   April 10, 2006
--------------------------------------------------------------------------------

Structure of the Certificates
-----------------------------

Description of Principal and Interest Distributions

Principal will be paid as described in the "Principal Distributions on the Offered Certificates" section of this term sheet. Prior to the Step-Down Date, or so long as a Trigger Event is in effect, principal will be paid to the Offered Certificates and the Class B-3 Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to maintain the overcollateralization (which is one component of the credit support available to the Certificateholders).

Interest on the Variable Rate Certificates will be paid monthly at a rate of one month LIBOR plus a margin, subject to the WAC Cap as described below. Interest on the Fixed Rate Certificates will be paid monthly at a specified rate, subject to the WAC Cap as described below. Interest on the Class AF-3 Certificates, Class AF-4 Certificates, the Class AF-5 Certificates and the Subordinate Certificates will be paid monthly at a specified rate that will step up after the Optional Clean-up Call is first exercisable, subject to the WAC Cap as described below. Interest shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statute) and not covered by compensating interest will be allocated first to excess interest on the Mortgage Loans for the related Distribution Date, and thereafter to reduce the Accrued Certificate Interest on the Offered and Non-Offered Certificates on a pro rata basis based on the respective amounts of interest accrued on these certificates for that Distribution Date. Any reductions in the Pass-Through Rate on the Offered and Non-Offered Certificates attributable to the WAC Cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates. Such carry forward will not be paid back after the certificate principal balance of the applicable class has been reduced to zero.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) approximately 1.00% overcollateralization (funded upfront), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. As of the Statistical Calculation Date all of the Mortgage Loans with LTVs greater than 80% are covered by borrower paid mortgage insurance.

Credit Enhancement Percentage Before Step-Down. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period. Step-Down Date. The later to occur of:

(x) the Distribution Date occurring in May 2009; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 13.22%.

    --------------------------------------------------------------------------
       Class        Initial Credit Enhancement           Step-Down Credit
                           Percentage                 Enhancement Percentage
    --------------------------------------------------------------------------
         A                   6.61%                            13.22%
    --------------------------------------------------------------------------
        M-1                  5.06%                            10.12%
    --------------------------------------------------------------------------
        M-2                  4.06%                             8.12%
    --------------------------------------------------------------------------
        M-3                  3.56%                             7.12%
    --------------------------------------------------------------------------
        M-4                  3.06%                             6.12%
    --------------------------------------------------------------------------
        M-5                  2.56%                             5.12%
    --------------------------------------------------------------------------
        B-1                  2.06%                             4.12%
    --------------------------------------------------------------------------
        B-2                  1.56%                             3.12%
    --------------------------------------------------------------------------
        B-3                  1.00%                             2.00%
    --------------------------------------------------------------------------

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 48% of the prior period's Credit Enhancement Percentage for the Class A Certificates to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7    Preliminary Structural and Collateral Term Sheet   April 10, 2006
--------------------------------------------------------------------------------
days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off
Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

   ----------------------------------------------------------------------------------------------------------
        Distribution Date                        Cumulative Realized Loss Percentage:
   ----------------------------------------------------------------------------------------------------------
      May 2008 - April 2009        0.15% for the first month, plus an additional 1/12th of 0.250% for each month thereafter (e.g., approximately 0.171% in June 2008)
   ----------------------------------------------------------------------------------------------------------
      May 2009 - April 2010        0.40% for the first month, plus an additional 1/12th of 0.300% for each month thereafter (e.g., approximately 0.425% in June 2009)
   ----------------------------------------------------------------------------------------------------------
      May 2010 - April 2011        0.70% for the first month, plus an additional 1/12th of 0.250% for each month thereafter (e.g., approximately 0.721% in June 2010)
   ----------------------------------------------------------------------------------------------------------
      May 2011 - April 2012        0.95% for the first month, plus an additional 1/12th of 0.200% for each month thereafter (e.g., approximately 0.967% in June 2011)
   ----------------------------------------------------------------------------------------------------------
      May 2012 and thereafter      1.15%
   ----------------------------------------------------------------------------------------------------------

Step-Up Coupons. If the Optional Clean-up Call is not exercised on the date it is first exercisable, the Pass-Through Rate on the Class AF-3, Class AF-4, Class AF-5 and each class of Subordinate Certificates will increase by 0.50% per annum.

Class AV-1 Pass-Through Rate. The Class AV-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% and
(ii) the WAC Cap.

Class AF-2 Pass-Through Rate. The Class AF-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% and (ii) the WAC Cap.

Class AF-3 Pass-Through Rate. The Class AF-3 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class AF-4 Pass-Through Rate. The Class AF-4 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class AF-5 Pass-Through Rate. The Class AF-5 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate (calculated on an actual/360 day basis with respect to the Variable Rate Certificates and on a 30/360 day basis with respect to the Fixed Rate Certificates).

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7    Preliminary Structural and Collateral Term Sheet   April 10, 2006
--------------------------------------------------------------------------------
Class A Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A Certificates will equal the sum of: (i) the excess, if any, that the related class of Class A Certificates, as applicable, would otherwise be due at the related Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of Class A Certificates at a rate equal to the WAC Cap (in the case of the Class AV-1 Certificates, calculated on an actual/360 basis); (ii) any Basis Risk Carry Forward Amount for such class of Class A Certificates, as applicable, remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Pass-Through Rate for such class of Class A Certificates (without regard to the WAC Cap).

Class M-1, M-2, M-3, M-4, M-5, B-1, B-2 and B-3 Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, M-3, M-4, M-5, B-1, B-2 and B-3 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC
Cap).

Accrued Certificate Interest. For each class of Certificate on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Expense Fee Rate. Principal Remittance Amount. On any Distribution Date, the sum of:

     (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer on the related Servicer remittance date;

     (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs;

     (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs;

     (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the Servicer remittance date prior to such Distribution Date;

     (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date; and

     (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of
(i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate) and available for distribution during the related due period, over (y) the sum of interest payable on the Offered and Non-Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates from the Interest Remittance Amount and Principal Remittance Amount, respectively.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of (x) the aggregate certificate principal balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (1) 86.78% and (2) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date and (B) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date minus 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7    Preliminary Structural and Collateral Term Sheet   April 10, 2006
--------------------------------------------------------------------------------
Class AF-5 Calculation Percentage. For any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the certificate principal balance of the Class AF-5 Certificates and the denominator of which is the aggregate certificate principal balance of the Class A Certificates, in each case before giving effect to distributions of principal on that Distribution Date.

Class AF-5 Lockout Distribution Amount: For any Distribution Date will be an amount equal to the product of (i) the Class AF-5 Calculation Percentage for that Distribution Date, (ii) the Class AF-5 Lockout Percentage for that Distribution Date and (iii) the principal allocable to the Class A Certificates for that Distribution Date. In no event shall the Class AF-5 Lockout Distribution Amount exceed the outstanding certificate principal balance for the Class AF-5 Certificates or the Class A Principal Distribution Amount for the applicable Distribution Date.

Class AF-5 Lockout Percentage: For each Distribution Date will be as follows:

          Distribution Date              Lockout
               (Months)                Percentage
          ----------------------------------------
          1 to 36                               0%
          37 to 60                             45%
          61 to 72                             80%
          73 to 84                            100%
          85 and thereafter                   300%

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 89.88% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and
(C) the certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 91.88% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the certificate principal balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 92.88% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the certificate principal balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 93.88% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7    Preliminary Structural and Collateral Term Sheet   April 10, 2006
--------------------------------------------------------------------------------
Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and
(F) the certificate principal balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 94.88% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (G) the certificate principal balance of the Class B-1 Certificates immediately prior to such Distribution Date, over
(y) the lesser of: (A) the product of (i) 95.88% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (H) the certificate principal balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 96.88% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (H) the certificate principal balance of the Class B-2 Certificates (after taking into account any payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (I) the certificate principal balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 98.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees in respect of such Mortgage Loan.


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7    Preliminary Structural and Collateral Term Sheet   April 10, 2006
--------------------------------------------------------------------------------

Distributions

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be distributed sequentially as follows:

     (i) to the Class A Certificates, pro rata, their respective Accrued Certificate Interest;

     (ii) to the Class A Certificates, pro rata, their respective unpaid Accrued Certificate Interest, if any, from prior Distribution Dates;

     (iii)   to the Class M-1 Certificates, their Accrued Certificate
             Interest;

     (iv)    to the Class M-2 Certificates, their Accrued Certificate
             Interest;

     (v)     to the Class M-3 Certificates, their Accrued Certificate
             Interest;

     (vi)    to the Class M-4 Certificates, their Accrued Certificate
             Interest;

     (vii)   to the Class M-5 Certificates, their Accrued Certificate
             Interest;

     (viii)  to the Class B-1 Certificates, their Accrued Certificate
             Interest;

     (ix)    to the Class B-2 Certificates, their Accrued Certificate
             Interest; and

     (x)     to the Class B-3 Certificates, their Accrued Certificate
             Interest.

Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) first concurrently to the Class R, Class RC and Class RX Certificates, until their respective certificate principal balances have been reduced to zero;

(b)  sequentially:

     (i) to the Class AF-5 Certificates, an amount equal to the Class AF-5 Lockout Distribution Amount, until their certificate principal balances have been reduced to zero;

     (ii) sequentially to the Class AV-1, AF-2, AF-3 and AF-4 Certificates, in that order, until their respective certificate principal balances have been reduced to zero; and

     (iii) to the Class AF-5 Certificates, without regard to the Class AF-5 Lockout Distribution Amount, until their certificate principal balances have been reduced to zero;

(c) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraphs (a) and (b) will be distributed sequentially in the following order of priority:

     (i) to the Class M-1 Certificates, until their certificate principal balance has been reduced to zero,

     (ii) to the Class M-2 Certificates, until their certificate principal balance has been reduced to zero,

     (iii) to the Class M-3 Certificates, until their certificate principal balance has been reduced to zero,

     (iv) to the Class M-4 Certificates, until their certificate principal balance has been reduced to zero,

     (v) to the Class M-5 Certificates, until their certificate principal balance has been reduced to zero,

     (vi) to the Class B-1 Certificates, until their certificate principal balance has been reduced to zero,

     (vii) to the Class B-2 Certificates, until their certificate principal balance has been reduced to zero, and

     viii) to the Class B-3 Certificates, until their certificate principal balance has been reduced to zero.


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7    Preliminary Structural and Collateral Term Sheet   April 10, 2006
--------------------------------------------------------------------------------
On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be distributed sequentially as follows:

(a) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, sequentially as follows:

     (i) to the Class AF-5 Certificates, an amount equal to the Class AF-5 Lockout Distribution Amount, until their certificate principal balances have been reduced to zero;

     (ii) sequentially to the Class AV-1, AF-2, AF-3 and AF-4 Certificates, in that order, until their respective certificate principal balances have been reduced to zero; and

     (iii) to the Class AF-5 Certificates, without regard to the Class AF-5 Lockout Distribution Amount, until their certificate principal balances have been reduced to zero;

(b) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a) will be distributed sequentially in the following order of priority:

     (i) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

     (ii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

     (iii) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

     (iv) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

     (v) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

     (vi) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

     (vii) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero, and

     (viii) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate certificate principal balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2 and Class B-3 Certificates and the certificate principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A Certificates, based on their respective certificate principal balances.


Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be distributed sequentially as follows:

     (i) to pay the holders of the Offered Certificates in respect of principal and the Extra Principal Distribution Amount (in the order of priority as described above under "Principal Distributions on the Offered Certificates"), until the targeted overcollateralization amount has been achieved;

     (ii) to the Class M-1 Certificates, their unpaid interest shortfall amount;

     (iii) to the Class M-2 Certificates, their unpaid interest shortfall amount;

     (iv) to the Class M-3 Certificates, their unpaid interest shortfall amount;

     (v) to the Class M-4 Certificates, their unpaid interest shortfall amount;

     (vi) to the Class M-5 Certificates, their unpaid interest shortfall amount;

     (vii) to the Class B-1 Certificates, their unpaid interest shortfall amount;

     (viii) to the Class B-2 Certificates, their unpaid interest shortfall amount;


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7    Preliminary Structural and Collateral Term Sheet   April 10, 2006
--------------------------------------------------------------------------------
     (ix) to the Class B-3 Certificates, their unpaid interest shortfall amount; (x) concurrently, any Class A Basis Risk Carry Forward Amount to the Class A Certificates pro rata, based on their respective certificate principal balances immediately prior to such distribution date;

     (xi) sequentially, to Class M-1, M-2, M-3, M-4, M-5, B-1, B-2 and B-3 Certificates, in that order, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts and;

     (xii) To the holders of the Class X Certificates, any remaining amounts.


Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class B-3, B-2, B-1, M-5, M-4, M-3, M-2 and M-1 Certificates, in that order. An allocation of any Realized Losses to a subordinate certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to reduce the certificate principal balance of any class of Class A Certificates.




















































------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7    Preliminary Structural and Collateral Term Sheet   April 10, 2006
--------------------------------------------------------------------------------

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------
The assumptions for the breakeven CDR table below are as follows (using Statistical Data rolled one month at 6% CPR):

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o    33% loss severity, 100% advancing of principal and interest

o    There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o The Offered Certificates are priced at par, except the Class M-4 Certificates, Class M-5 Certificates, Class B-1 Certificates, and the Class B-2 Certificates, which are priced at 99.0383%, 98.5345%, 95.3809% and 92.5528% respectively.

o    Based on preliminary spreads and balances rolled 1 month forward at 6%
     CPR

o    1-month LIBOR forward curve as of 4/06/2006 close

     -----------------------------------------------------------------------------------------------
                                                       First Dollar of Loss            0% Return
     -----------------------------------------------------------------------------------------------
        Class M-1           CDR (%)                                    5.56                     6.31

                            Yield (%)                                6.0790                   0.0951

                            WAL (years)                                8.08                     7.39

                            Modified Duration                          6.20                     6.05

                            Principal Window                  May14 - May14            Mar14 - Mar14

                            Principal Writedown           39,326.52 (0.44%)    3,910,274.89 (44.16%)

                            Total Collateral Loss     34,085,647.84 (5.97%)    37,839,793.56 (6.62%)
     -----------------------------------------------------------------------------------------------
        Class M-2           CDR (%)                                    4.50                     4.98

                            Yield (%)                                6.0984                   0.0919

                            WAL (years)                                8.41                     7.75

                            Modified Duration                          6.39                     6.20

                            Principal Window                  Sep14 - Sep14            Jul14 - Jul14

                            Principal Writedown           46,675.32 (0.82%)    2,668,714.03 (46.72%)

                            Total Collateral Loss     28,569,936.63 (5.00%)    31,101,934.42 (5.44%)
     -----------------------------------------------------------------------------------------------
        Class M-3           CDR (%)                                    4.01                     4.23

                            Yield (%)                                6.0421                   0.3171

                            WAL (years)                                8.49                     8.16

                            Modified Duration                          6.42                     6.30

                            Principal Window                  Oct14 - Oct14            Oct14 - Oct14

                            Principal Writedown           56,468.80 (1.98%)    1,376,354.42 (48.19%)

                            Total Collateral Loss     25,816,322.66 (4.52%)    27,096,439.09 (4.74%)
     -----------------------------------------------------------------------------------------------
        Class M-4           CDR (%)                                    3.52                     3.76

                            Yield (%)                                6.3049                   0.0644

                            WAL (years)                                8.66                     8.16

                            Modified Duration                          6.50                     6.31

                            Principal Window                  Dec14 - Dec14            Nov14 - Nov14

                            Principal Writedown           25,558.58 (0.89%)    1,453,369.04 (50.89%)

                            Total Collateral Loss     23,047,247.98 (4.03%)    24,414,438.84 (4.27%)
     -----------------------------------------------------------------------------------------------
        Class M-5           CDR (%)                                    3.06                     3.29

                            Yield (%)                                6.2828                   0.0432

                            WAL (years)                                8.82                     8.24

                            Modified Duration                          6.58                     6.38

                            Principal Window                  Feb15 - Feb15            Jan15 - Jan15

                            Principal Writedown           57,725.50 (2.02%)    1,486,024.03 (52.03%)

                            Total Collateral Loss     20,363,524.14 (3.57%)    21,716,822.16 (3.80%)
     -----------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7    Preliminary Structural and Collateral Term Sheet   April 10, 2006
--------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------
                                                       First Dollar of Loss            0% Return
     -----------------------------------------------------------------------------------------------
        Class B-1           CDR (%)                                    2.61                     2.85

                            Yield (%)                                6.9225                   0.0268

                            WAL (years)                                8.99                     8.25

                            Modified Duration                          6.62                     6.38

                            Principal Window                  Apr15 - Apr15            Mar15 - Mar15

                            Principal Writedown            7,820.08 (0.27%)    1,581,287.19 (55.37%)

                            Total Collateral Loss     17,650,362.20 (3.09%)    19,112,069.45 (3.35%)
     -----------------------------------------------------------------------------------------------
        Class B-2           CDR (%)                                    2.21                     2.43

                            Yield (%)                                7.1770                   0.2279

                            WAL (years)                                9.07                     8.19

                            Modified Duration                          6.61                     6.36

                            Principal Window                  May15 - May15            Apr15 - Apr15

                            Principal Writedown           72,240.10 (2.53%)    1,617,716.35 (56.64%)

                            Total Collateral Loss     15,130,716.41 (2.65%)    16,504,668.74 (2.89%)
     -----------------------------------------------------------------------------------------------






















------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7    Preliminary Structural and Collateral Term Sheet   April 10, 2006
--------------------------------------------------------------------------------
WAC Cap. The information in the following table has been prepared assuming prepayments on the mortgage loans occur at the Pricing Prepayment Assumption.
It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any Distribution Date will conform to the corresponding rate set forth for that Distribution Date in the following table.

        Distribution                           Distribution
            Date          WAC Cap (%)               Date         WAC Cap (%)
      ----------------  --------------       -----------------  ---------------
        25-May-06          6.32617                25-Aug-10         6.33146
        25-Jun-06          6.32655                25-Sep-10         6.33155
        25-Jul-06          6.32693                25-Oct-10         6.33163
        25-Aug-06          6.32729                25-Nov-10         6.33172
        25-Sep-06          6.32759                25-Dec-10         6.33181
        25-Oct-06          6.32783                25-Jan-11         6.33191
        25-Nov-06          6.32801                25-Feb-11         6.33201
        25-Dec-06          6.32812                25-Mar-11         6.33211
        25-Jan-07          6.32818                25-Apr-11         6.33221
        25-Feb-07          6.32825                25-May-11         6.33232
        25-Mar-07          6.32831                25-Jun-11         6.33242
        25-Apr-07          6.32838                25-Jul-11         6.33253
        25-May-07          6.32845                25-Aug-11         6.33264
        25-Jun-07          6.32852                25-Sep-11         6.33275
        25-Jul-07          6.32859                25-Oct-11         6.33286
        25-Aug-07          6.32866                25-Nov-11         6.33297
        25-Sep-07          6.32873                25-Dec-11         6.33308
        25-Oct-07          6.32880                25-Jan-12         6.33319
        25-Nov-07          6.32887                25-Feb-12         6.33330
        25-Dec-07          6.32894                25-Mar-12         6.33341
        25-Jan-08          6.32901                25-Apr-12         6.33353
        25-Feb-08          6.32908                25-May-12         6.33364
        25-Mar-08          6.32915                25-Jun-12         6.33376
        25-Apr-08          6.32923                25-Jul-12         6.33387
        25-May-08          6.32930                25-Aug-12         6.33399
        25-Jun-08          6.32937                25-Sep-12         6.33411
        25-Jul-08          6.32945                25-Oct-12         6.33423
        25-Aug-08          6.32952                25-Nov-12         6.33435
        25-Sep-08          6.32960                25-Dec-12         6.33447
        25-Oct-08          6.32967                25-Jan-13         6.33459
        25-Nov-08          6.32975                25-Feb-13         6.33471
        25-Dec-08          6.32983                25-Mar-13         6.33483
        25-Jan-09          6.32990                25-Apr-13         6.33496
        25-Feb-09          6.32998                25-May-13         6.33508
        25-Mar-09          6.33006                25-Jun-13         6.33521
        25-Apr-09          6.33014                25-Jul-13         6.33533
        25-May-09          6.33022                25-Aug-13         6.33546
        25-Jun-09          6.33029                25-Sep-13         6.33559
        25-Jul-09          6.33037                25-Oct-13         6.33572
        25-Aug-09          6.33045                25-Nov-13         6.33585
        25-Sep-09          6.33054                25-Dec-13         6.33598
        25-Oct-09          6.33062                25-Jan-14         6.33611
        25-Nov-09          6.33070                25-Feb-14         6.33624
        25-Dec-09          6.33078                25-Mar-14         6.33638
        25-Jan-10          6.33086                25-Apr-14         6.33651
        25-Feb-10          6.33095                25-May-14         6.33665
        25-Mar-10          6.33103                25-Jun-14         6.33678
        25-Apr-10          6.33112                25-Jul-14         6.33692
        25-May-10          6.33120                25-Aug-14         6.33706
        25-Jun-10          6.33129                25-Sep-14         6.33720
        25-Jul-10          6.33137                25-Oct-14         6.33734




------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7    Preliminary Structural and Collateral Term Sheet   April 10, 2006
--------------------------------------------------------------------------------

                       Distribution
                           Date          WAC Cap (%)
                     -----------------  -------------
                        25-Nov-14         6.33748
                        25-Dec-14         6.33762
                        25-Jan-15         6.33777
                        25-Feb-15         6.33791
                        25-Mar-15         6.33805
                        25-Apr-15         6.33818
                        25-May-15         6.33832
                        25-Jun-15         6.33846
                        25-Jul-15         6.33859
                        25-Aug-15         6.33873
                        25-Sep-15         6.33893
                        25-Oct-15         6.33912
                        25-Nov-15         6.33934
                        25-Dec-15         6.33948
                        25-Jan-16         6.33962
                        25-Feb-16         6.33976
                        25-Mar-16         6.33990
                        25-Apr-16         6.34004

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7    Preliminary Structural and Collateral Term Sheet   April 10, 2006
--------------------------------------------------------------------------------

Selected Mortgage Loan Data
---------------------------

                    The Mortgage Loans - All Collateral (1)

                                                               Aggregate
      Scheduled Principal Balance:                                $574,553,482

      Number of Mortgage Loans:                                          2,688

      Average Scheduled Principal Balance:                            $213,748

      Interest Only Loans:                                              33.48%

      Weighted Average Gross Coupon:                                    6.576%

      Weighted Average Net Coupon(2):                                   6.326%

      Weighted Average FICO Score:                                         709

      Weighted Average Original LTV Ratio:                              71.10%

      Weighted Average Combined Original LTV Ratio:                     77.52%

      Weighted Average Stated Remaining Term (months):                     349

      Weighted Average Seasoning (months):                                   4

      % of Mortgage Loans with Silent Seconds:                          28.39%

      Weighted Average Non-Zero DTI:                                    34.86%

      % of Loans with MI:                                                4.31%
      -------------------------------------------------------------------------
      (1)  All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.
      (2)  The Weighted Average Net Coupon is equivalent to the Weighted
           Average Gross Coupon less the Expense Fee Rate.


                                              Distribution by Current Principal Balance

                                               Pct. Of              Weighted             Weighted   Weighted
                       Number                  Pool By    Weighted      Avg.       Avg.       Avg.      Avg.
Current Principal          Of     Principal  Principal  Avg. Gross   Current  Principal   Original  Combined  Pct. Full  Pct. Owner
Balance                 Loans       Balance    Balance      Coupon      FICO    Balance        LTV       LTV        Doc    Occupied
---------------------  ------  ------------  ---------  ----------  --------  ---------  ---------  --------  ---------  ----------
$50,000 & Below            54    $2,156,261      0.38%      7.040%       715    $39,931     77.43%    81.65%     28.63%      39.90%
$50,001 - $75,000         122     7,723,287      1.34       6.944        711     63,306     72.82     82.68      23.84       47.72
$75,001 - $100,000        216    19,092,289      3.32       6.832        718     88,390     71.32     78.52      29.15       52.87
$100,001 - $125,000       287    32,581,322      5.67       6.838        707    113,524     73.22     82.29      25.90       65.53
$125,001 - $150,000       292    40,237,417      7.00       6.761        700    137,799     73.77     82.24      29.80       73.04
$150,001 - $200,000       462    81,209,308     14.13       6.621        702    175,778     71.26     78.38      27.85       73.84
$200,001 - $250,000       388    86,758,469     15.10       6.624        707    223,604     70.14     76.92      19.44       76.48
$250,001 - $300,000       312    85,921,315     14.95       6.512        708    275,389     71.04     76.31      25.39       79.86
$300,001 - $350,000       233    75,899,326     13.21       6.417        711    325,748     70.44     75.56      21.79       81.09
$350,001 - $400,000       184    68,477,838     11.92       6.377        716    372,162     70.29     75.95      19.50       83.70
$400,001 - $450,000        57    23,949,770      4.17       6.449        715    420,171     72.07     77.16      10.47       87.71
$450,001 - $500,000        21    10,123,626      1.76       6.444        726    482,077     75.03     79.53      19.41       85.28
$500,001 - $550,000        11     5,728,174      1.00       6.599        702    520,743     69.87     74.81       9.07       81.73
$550,001 - $600,000        21    12,018,308      2.09       6.738        705    572,300     70.93     77.30      14.37       76.49
$600,001 - $650,000         8     4,958,039      0.86       6.704        722    619,755     72.17     85.08       0.00       62.17
$650,001 - $700,000         2     1,342,381      0.23       6.689        695    671,191     69.29     73.28       0.00      100.00
$700,001 - $750,000         1       711,200      0.12       7.143        633    711,200     80.00     85.62       0.00      100.00
$750,001 - $800,000         4     3,115,673      0.54       6.439        699    778,918     72.61     78.46       0.00      100.00
$800,001 - $850,000         1       815,297      0.14       6.750        711    815,297     80.00     99.96       0.00        0.00
$850,001 - $900,000         3     2,648,475      0.46       7.037        733    882,825     62.71     69.35       0.00       66.19
$950,001 - $1,000,000       8     7,925,706      1.38       6.422        699    990,713     60.07     64.33      12.54      100.00
$1,000,001 & Above          1     1,160,000      0.20       6.590        778  1,160,000     80.00     80.00     100.00      100.00
---------------------  ------  ------------  ---------  ----------  --------  ---------  ---------  --------  ---------  ----------
Total:                  2,688  $574,553,482    100.00%      6.576%       709   $213,748     71.10%    77.52%     22.37%      76.89%
=====================  ======  ============  =========  ==========  ========  =========  =========  ========  =========  ==========

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7    Preliminary Structural and Collateral Term Sheet   April 10, 2006
--------------------------------------------------------------------------------

                                                    Distribution by Current Rate

                                               Pct. Of              Weighted             Weighted   Weighted
                       Number                  Pool By    Weighted      Avg.       Avg.       Avg.      Avg.
                           Of     Principal  Principal  Avg. Gross   Current  Principal   Original  Combined  Pct. Full  Pct. Owner
Current Rate            Loans       Balance    Balance      Coupon      FICO    Balance        LTV       LTV        Doc    Occupied
---------------------  ------  ------------  ---------  ----------  --------  ---------  ---------  --------  ---------  ----------
5.00% & Below               1      $103,493      0.02%      4.875%       721   $103,493     32.39%    32.39%      0.00%       0.00%
5.01 - 5.50%               94    23,372,048      4.07       5.443        731    248,639     58.33     61.36      27.68       77.37
5.51 - 6.00%              632   153,447,166     26.71       5.847        722    242,796     64.38     68.44      29.37       79.53
6.01 - 6.50%              641   148,152,312     25.79       6.341        713    231,127     71.87     76.29      28.25       85.97
6.51 - 7.00%              642   125,438,848     21.83       6.783        700    195,388     74.08     81.97      15.61       78.27
7.01 - 7.50%              350    63,304,130     11.02       7.309        699    180,869     76.60     86.87      13.50       64.83
7.51 - 8.00%              179    30,838,817      5.37       7.774        688    172,284     78.81     90.94       8.64       67.35
8.01 - 8.50%               57    11,846,669      2.06       8.373        683    207,836     79.21     90.85       6.99       61.46
8.51 - 9.00%               63    12,622,747      2.20       8.728        678    200,361     80.68     91.61      14.46       50.85
9.01% & Above              29     5,427,252      0.94       9.434        663    187,147     79.63     87.90      30.95       11.11
---------------------  ------  ------------  ---------  ----------  --------  ---------  ---------  --------  ---------  ----------
Total:                  2,688  $574,553,482    100.00%      6.576%       709   $213,748    71.10%    77.52%      22.37%      76.89%
=====================  ======  ============  =========  ==========  ========  =========  =========  ========  =========  ==========


                                                        Distribution by FICO

                                               Pct. Of              Weighted             Weighted   Weighted
                       Number                  Pool By    Weighted      Avg.       Avg.       Avg.      Avg.
                           Of     Principal  Principal  Avg. Gross   Current  Principal   Original  Combined  Pct. Full  Pct. Owner
FICO                    Loans       Balance    Balance      Coupon      FICO    Balance        LTV       LTV        Doc    Occupied
---------------------  ------  ------------  ---------  ----------  --------  ---------  ---------  --------  ---------  ----------
801 & Above                72   $16,796,539      2.92%      6.240%       807   $233,285     64.03%    65.72%     31.51%      69.60%
781 - 800                 197    44,408,738      7.73       6.329        790    225,425     67.14     72.49      33.26       71.89
761 - 780                 241    55,953,508      9.74       6.297        770    232,172     69.44     75.87      32.94       66.86
741 - 760                 251    52,447,760      9.13       6.438        750    208,955     73.12     79.18      27.67       69.98
721 - 740                 306    62,911,347     10.95       6.541        729    205,593     72.54     79.63      19.89       72.16
701 - 720                 353    72,407,212     12.60       6.510        710    205,120     72.55     80.50      19.48       72.96
681 - 700                 402    84,009,598     14.62       6.652        690    208,979     71.92     78.80      14.36       78.28
661 - 680                 357    75,996,305     13.23       6.625        672    212,875     70.86     76.95      17.36       85.58
641 - 660                 284    60,605,205     10.55       6.936        651    213,399     71.61     78.33      18.42       90.09
621 - 640                 166    35,000,866      6.09       6.830        631    210,849     72.04     77.28      19.33       84.99
601 - 620                  31     8,405,478      1.46       6.590        615    271,144     63.40     67.88      43.22       84.45
581 - 600                  13     2,720,991      0.47       7.423        589    209,307     79.38     87.88      39.91       84.02
580 & Below                15     2,889,934      0.50       7.695        518    192,662     76.50     86.59      33.85       44.65
---------------------  ------  ------------  ---------  ----------  --------  ---------  ---------  --------  ---------  ----------
Total:                  2,688  $574,553,482    100.00%      6.576%       709   $213,748     71.10%    77.52%     22.37%      76.89%
=====================  ======  ============  =========  ==========  ========  =========  =========  ========  =========  ==========


                                                    Distribution by Original LTV

                                               Pct. Of              Weighted             Weighted   Weighted
                       Number                  Pool By    Weighted      Avg.       Avg.       Avg.      Avg.
                           Of     Principal  Principal  Avg. Gross   Current  Principal   Original  Combined  Pct. Full  Pct. Owner
Original LTV            Loans       Balance    Balance      Coupon      FICO    Balance        LTV       LTV        Doc    Occupied
---------------------  ------  ------------  ---------  ----------  --------  ---------  ---------  --------  ---------  ----------
40.00% & Below            135   $24,555,825      4.27%      6.110%       712   $181,895     32.41%    35.83%     13.68%      74.59%
40.01 - 50.00%            151    36,267,715      6.31       6.047        719    240,184     45.67     48.28      15.54       72.76
50.01 - 60.00%            220    52,007,622      9.05       6.118        717    236,398     55.73     58.83      13.57       78.13
60.01 - 70.00%            431   102,994,196     17.93       6.341        711    238,966     66.04     70.36      13.99       71.82
70.01 - 80.00%          1,558   328,168,435     57.12       6.790        706    210,634     79.03     87.83      26.51       78.62
80.01 - 85.00%             28     5,264,176      0.92       6.789        684    188,006     84.22     85.72      47.28       84.61
85.01 - 90.00%             97    15,406,823      2.68       6.744        699    158,833     89.29     89.37      37.12       73.91
90.01 - 95.00%             46     7,390,688      1.29       7.079        711    160,667     94.63     94.79      25.56       88.34
95.01 - 100.00%            22     2,498,001      0.43       7.006        717    113,546     99.65     99.65      38.63       84.92
---------------------  ------  ------------  ---------  ----------  --------  ---------  ---------  --------  ---------  ----------
Total:                  2,688  $574,553,482    100.00%      6.576%       709   $213,748     71.10%    77.52%     22.37%      76.89%
=====================  ======  ============  =========  ==========  ========  =========  =========  ========  =========  ==========





------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7    Preliminary Structural and Collateral Term Sheet   April 10, 2006
--------------------------------------------------------------------------------


                                                    Distribution by Original CLTV

                                               Pct. Of              Weighted             Weighted   Weighted
                       Number                  Pool By    Weighted      Avg.       Avg.       Avg.      Avg.
                           Of     Principal  Principal  Avg. Gross   Current  Principal   Original  Combined  Pct. Full  Pct. Owner
Original CLTV           Loans       Balance    Balance      Coupon      FICO    Balance        LTV       LTV        Doc    Occupied
---------------------  ------  ------------  ---------  ----------  --------  ---------  ---------  --------  ---------  ----------
40.00% & Below            122   $22,483,958      3.91%      6.114%       711   $184,295     32.48%    32.60%     13.82%      74.40%
40.01 - 50.00%            140    33,942,950      5.91       6.028        716    242,450     45.33     45.55      15.06       75.06
50.01 - 60.00%            193    45,612,767      7.94       6.085        717    236,336     55.37     55.56      14.05       79.37
60.01 - 70.00%            365    87,611,715     15.25       6.236        714    240,032     65.29     65.79      15.86       74.13
70.01 - 80.00%            774   174,020,440     30.29       6.601        709    224,833     77.58     78.30      27.91       79.01
80.01 - 85.00%             35     7,853,521      1.37       6.603        693    224,386     78.36     84.33      31.69       88.30
85.01 - 90.00%            205    41,173,878      7.17       6.795        699    200,848     82.10     89.33      22.26       68.67
90.01 - 95.00%            169    34,093,485      5.93       7.259        696    201,737     82.11     94.79      18.31       75.88
95.01 - 100.00%           685   127,760,770     22.24       6.924        707    186,512     78.60     99.90      26.24       78.15
---------------------  ------  ------------  ---------  ----------  --------  ---------  ---------  --------  ---------  ----------
Total:                  2,688  $574,553,482    100.00%      6.576%       709   $213,748     71.10%    77.52%     22.37%      76.89%
=====================  ======  ============  =========  ==========  ========  =========  =========  ========  =========  ==========


                                                    Distribution by Document Type

                                               Pct. Of              Weighted             Weighted   Weighted
                       Number                  Pool By    Weighted      Avg.       Avg.       Avg.      Avg.
Document                   Of     Principal  Principal  Avg. Gross   Current  Principal   Original  Combined  Pct. Full  Pct. Owner
Type                    Loans       Balance    Balance      Coupon      FICO    Balance        LTV       LTV        Doc    Occupied
---------------------  ------  ------------  ---------  ----------  --------  ---------  ---------  --------  ---------  ----------
Full/Alt                  656  $128,511,283     22.37%      6.367%       718   $195,901     74.84%    81.05%    100.00%      70.79%
Nina/No Doc               371    77,426,082     13.48       6.497        719    208,696     61.20     65.37       0.00       88.75
NIVA/No Ratio             244    55,107,818      9.59       7.049        704    225,852     71.00     76.02       0.00       66.21
SISA                      871   189,525,780     32.99       6.615        701    217,596     71.03     78.06       0.00       76.77
SIVA                      546   123,982,520     21.58       6.573        707    227,074     73.58     81.30       0.00       80.75
---------------------  ------  ------------  ---------  ----------  --------  ---------  ---------  --------  ---------  ----------
Total:                  2,688  $574,553,482    100.00%      6.576%       709   $213,748     71.10%    77.52%     22.37%      76.89%
=====================  ======  ============  =========  ==========  ========  =========  =========  ========  =========  ==========


                                                    Distribution by Loan Purpose

                                               Pct. Of              Weighted             Weighted   Weighted
                       Number                  Pool By    Weighted      Avg.       Avg.       Avg.      Avg.
                           Of     Principal  Principal  Avg. Gross   Current  Principal   Original  Combined  Pct. Full  Pct. Owner
Loan Purpose            Loans       Balance    Balance      Coupon      FICO    Balance        LTV       LTV        Doc    Occupied
---------------------  ------  ------------  ---------  ----------  --------  ---------  ---------  --------  ---------  ----------
Cashout Refinance       1,024  $234,077,039     40.74%      6.347%       701   $228,591     64.46%    67.12%     16.29%     80.70%
Purchase                1,428   286,261,190     49.82       6.818        715    200,463     77.46     87.21      27.36      73.28
Rate/term Refinance       236    54,215,253      9.44       6.291        706    229,726     66.23     71.30      22.25      79.51
---------------------  ------  ------------  ---------  ----------  --------  ---------  ---------  --------  ---------  ----------
Total:                  2,688  $574,553,482    100.00%      6.576%       709   $213,748     71.10%    77.52%     22.37%     76.89%
=====================  ======  ============  =========  ==========  ========  =========  =========  ========  =========  ==========


                                                  Distribution by Occupancy Status

                                               Pct. Of              Weighted             Weighted   Weighted
                       Number                  Pool By    Weighted      Avg.       Avg.       Avg.      Avg.
Occupancy                  Of     Principal  Principal  Avg. Gross   Current  Principal   Original  Combined  Pct. Full  Pct. Owner
Status                  Loans       Balance    Balance      Coupon      FICO    Balance        LTV       LTV        Doc    Occupied
---------------------  ------  ------------  ---------  ----------  --------  ---------  ---------  --------  ---------  ----------
Investor                  642  $111,266,833     19.37%      6.858%       722   $173,313     69.60%    75.47%     30.92%       0.00%
Owner Occupied          1,938   441,782,944     76.89       6.496        705    227,958     71.36     77.55      20.59      100.00
Second Home               108    21,503,705      3.74       6.770        721    199,108     73.69     87.47      14.60        0.00
---------------------  ------  ------------  ---------  ----------  --------  ---------  ---------  --------  ---------  ----------
Total:                  2,688  $574,553,482    100.00%      6.576%       709   $213,748     71.10%    77.52%     22.37%      76.89%
=====================  ======  ============  =========  ==========  ========  =========  =========  ========  =========  ==========




------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7    Preliminary Structural and Collateral Term Sheet   April 10, 2006
--------------------------------------------------------------------------------


                                                    Distribution by Property Type

                                               Pct. Of              Weighted             Weighted   Weighted
                       Number                  Pool By    Weighted      Avg.       Avg.       Avg.      Avg.
Property                   Of     Principal  Principal  Avg. Gross   Current  Principal   Original  Combined  Pct. Full  Pct. Owner
Type                    Loans       Balance    Balance      Coupon      FICO    Balance        LTV       LTV        Doc    Occupied
---------------------  ------  ------------  ---------  ----------  --------  ---------  ---------  --------  ---------  ----------
2 Family                  172   $38,515,997      6.70%      6.762%       711   $223,930     70.33%    76.01%     18.84%      54.29%
3-4 Family                156    37,699,876      6.56       7.606        693    241,666     73.55     81.92      15.99       48.22
Condo                     233    45,553,890      7.93       6.480        718    195,510     71.58     78.29      29.01       61.21
Coop                        9     1,577,275      0.27       6.977        674    175,253     66.28     90.49       3.30       41.61
PUD                       395    88,024,495     15.32       6.563        712    222,847     73.84     81.70      30.39       85.17
Single Family           1,718   362,060,336     63.02       6.464        708    210,745     70.21     76.05      20.74       82.42
Townhouse                   5     1,121,613      0.20       6.170        735    224,323     76.97     76.97      11.72       69.90
---------------------  ------  ------------  ---------  ----------  --------  ---------  ---------  --------  ---------  ----------
Total:                  2,688  $574,553,482    100.00%      6.576%       709   $213,748     71.10%    77.52%     22.37%      76.89%
=====================  ======  ============  =========  ==========  ========  =========  =========  ========  =========  ==========


                                                       Distribution by State

                                               Pct. Of              Weighted             Weighted   Weighted
                       Number                  Pool By    Weighted      Avg.       Avg.       Avg.      Avg.
                           Of     Principal  Principal  Avg. Gross   Current  Principal   Original  Combined  Pct. Full  Pct. Owner
State                   Loans       Balance    Balance      Coupon      FICO    Balance        LTV       LTV        Doc    Occupied
---------------------  ------  ------------  ---------  ----------  --------  ---------  ---------  --------  ---------  ----------
CA-S                      467  $128,600,584     22.38%      6.162%       709   $275,376     64.51%    68.33%     13.70%      80.69%
CA-N                      273    75,781,453     13.19       5.978        728    277,588     60.91     64.09      19.81       73.07
FL                        252    47,196,506      8.21       6.857        698    187,288     74.07     80.92      15.29       68.94
NJ                        104    28,768,041      5.01       6.522        724    276,616     74.33     78.36      40.65       93.21
NY                        103    28,348,177      4.93       6.830        697    275,225     73.34     81.89       4.41       78.01
TX                        166    24,781,535      4.31       6.788        698    149,286     79.05     90.89      25.52       87.20
MA                         95    23,363,497      4.07       7.747        695    245,932     77.21     86.63      22.07       65.95
GA                         96    16,674,479      2.90       7.072        690    173,692     78.64     90.18      31.16       77.89
VA                         67    15,557,190      2.71       6.599        716    232,197     75.48     80.50      42.68       90.50
AZ                         76    15,524,965      2.70       6.615        729    204,276     72.87     80.26      23.29       70.14
Other                     989   169,957,056     29.58       6.799        705    171,847     75.60     83.68      28.71       74.25
---------------------  ------  ------------  ---------  ----------  --------  ---------  ---------  --------  ---------  ----------
Total:                  2,688  $574,553,482    100.00%      6.576%       709   $213,748     71.10%    77.52%     22.37%      76.89%
=====================  ======  ============  =========  ==========  ========  =========  =========  ========  =========  ==========


                                                      Distribution by Zip Code

                                               Pct. Of              Weighted             Weighted   Weighted
                       Number                  Pool By    Weighted      Avg.       Avg.       Avg.      Avg.
                           Of     Principal  Principal  Avg. Gross   Current  Principal   Original  Combined  Pct. Full  Pct. Owner
Zip Code                Loans       Balance    Balance      Coupon      FICO    Balance        LTV       LTV        Doc    Occupied
---------------------  ------  ------------  ---------  ----------  --------  ---------  ---------  --------  ---------  ----------
01841                       8    $2,081,488      0.36%      7.980%       668   $260,186     74.72%    87.34%     35.44%      47.15%
07740                       3     1,672,799      0.29       6.889        682    557,600     54.74     54.74      11.81      100.00
90660                       5     1,622,696      0.28       6.309        712    324,539     69.71     74.10       0.00      100.00
90744                       4     1,533,076      0.27       6.431        677    383,269     68.94     90.43       0.00       79.58
92592                       3     1,509,760      0.26       6.914        697    503,253     75.62     87.61       0.00       74.12
90042                       4     1,469,935      0.26       6.698        710    367,484     60.62     71.74       0.00      100.00
94121                       5     1,448,002      0.25       5.754        731    289,600     43.64     43.64      31.55        7.62
94928                       5     1,425,451      0.25       5.723        720    285,090     68.34     68.34       0.00        0.00
90016                       4     1,359,815      0.24       7.150        698    339,954     71.15     77.04       0.00       40.91
07052                       3     1,351,024      0.24       6.404        725    450,341     80.00     82.94      28.04      100.00
Other                   2,644   559,079,438     97.31       6.573        709    211,452     71.22     77.61      22.67       77.21
---------------------  ------  ------------  ---------  ----------  --------  ---------  ---------  --------  ---------  ----------
Total:                  2,688  $574,553,482    100.00%      6.576%       709   $213,748     71.10%    77.52%     22.37%      76.89%
=====================  ======  ============  =========  ==========  ========  =========  =========  ========  =========  ==========


                                            Distribution by Remaining Months to Maturity


                                               Pct. Of              Weighted             Weighted   Weighted
Remaining              Number                  Pool By    Weighted      Avg.       Avg.       Avg.      Avg.
Months to                  Of     Principal  Principal  Avg. Gross   Current  Principal   Original  Combined  Pct. Full  Pct. Owner
Maturity                Loans       Balance    Balance      Coupon      FICO    Balance        LTV       LTV        Doc    Occupied
---------------------  ------  ------------  ---------  ----------  --------  ---------  ---------  --------  ---------  ----------
1 - 120                     2      $330,472      0.06%      5.047%       696   $165,236     31.61%    31.61%      0.00%      68.68%
121 - 180                  97    18,911,991      3.29       6.065        718    194,969     68.32     70.68      12.72       81.95
181 - 240                  15     2,559,837      0.45       6.352        717    170,656     59.01     62.14      21.81       76.34
301 - 360               2,566   551,038,958     95.91       6.593        708    214,746     71.26     77.82      22.76       76.65
361 - 480                   8     1,712,225      0.30       7.578        707    214,028     76.53     88.36       8.31      100.00
---------------------  ------  ------------  ---------  ----------  --------  ---------  ---------  --------  ---------  ----------
Total:                  2,688  $574,553,482    100.00%      6.576%       709   $213,748     71.10%    77.52%    22.37%      76.89%
=====================  ======  ============  =========  ==========  ========  =========  =========  ========  =========  ==========

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7    Preliminary Structural and Collateral Term Sheet   April 10, 2006
--------------------------------------------------------------------------------

                                                  Distribution by Amortization Type

                                               Pct. Of              Weighted             Weighted   Weighted
                       Number                  Pool By    Weighted      Avg.       Avg.       Avg.      Avg.
                           Of     Principal  Principal  Avg. Gross   Current  Principal   Original  Combined  Pct. Full  Pct. Owner
Amortization Type       Loans       Balance    Balance      Coupon      FICO    Balance        LTV       LTV        Doc    Occupied
---------------------  ------  ------------  ---------  ----------  --------  ---------  ---------  --------  ---------  ----------
15 Yr Fixed                99   $19,242,463      3.35%      6.047%       718   $194,368     67.69%    70.01%     12.50%      81.72%
30 Yr Fixed             2,574   551,711,427     96.02       6.592        708    214,340     71.27     77.83      22.74       76.79
40 Yr Fixed                 8     1,712,225      0.30       7.578        707    214,028     76.53     88.36       8.31      100.00
Fixed Balloon 40/30         7     1,887,368      0.33       6.475        718    269,624     53.02     53.02      26.45       36.88
---------------------  ------  ------------  ---------  ----------  --------  ---------  ---------  --------  ---------  ----------
Total:                  2,688  $574,553,482    100.00%      6.576%       709   $213,748     71.10%    77.52%     22.37%      76.89%
=====================  ======  ============  =========  ==========  ========  =========  =========  ========  =========  ==========


                                               Distribution by Prepayment Term Months

                                               Pct. Of              Weighted             Weighted   Weighted
Prepayment             Number                  Pool By    Weighted      Avg.       Avg.       Avg.      Avg.
Term                       Of     Principal  Principal  Avg. Gross   Current  Principal   Original  Combined  Pct. Full  Pct. Owner
Months                  Loans       Balance    Balance      Coupon      FICO    Balance        LTV       LTV        Doc    Occupied
---------------------  ------  ------------  ---------  ----------  --------  ---------  ---------  --------  ---------  ----------
0                       1,724  $360,624,435     62.77%      6.695%       707   $209,179     73.10%    79.79%     24.77%      76.56%
6                          70    17,948,068      3.12       6.207        718    256,401     62.16     66.70      10.11       90.36
12                         91    23,162,370      4.03       7.007        694    254,532     73.64     81.48      12.51       73.78
18                          1       244,348      0.04       6.625        679    244,348     70.00     70.00       0.00      100.00
24                         33     7,792,576      1.36       6.980        696    236,139     71.30     80.25      27.12       57.14
36                        626   127,856,231     22.25       6.396        707    204,243     68.99     75.11      19.40       78.95
60                        143    36,925,454      6.43       5.857        735    258,220     61.68     65.93      20.39       72.45
---------------------  ------  ------------  ---------  ----------  --------  ---------  ---------  --------  ---------  ----------
Total:                  2,688  $574,553,482    100.00%      6.576%       709   $213,748     71.10%    77.52%    22.37%       76.89%
=====================  ======  ============  =========  ==========  ========  =========  =========  ========  =========  ==========


                                                 Distribution by Interest Only Loans

                                               Pct. Of              Weighted             Weighted   Weighted
Interest               Number                  Pool By    Weighted      Avg.       Avg.       Avg.      Avg.
Only                       Of     Principal  Principal  Avg. Gross   Current  Principal   Original  Combined  Pct. Full  Pct. Owner
Loans                   Loans       Balance    Balance      Coupon      FICO    Balance        LTV       LTV        Doc    Occupied
---------------------  ------  ------------  ---------  ----------  --------  ---------  ---------  --------  ---------  ----------
N                       1,883  $382,205,490     66.52%      6.566%       708   $202,977     70.50%    76.53%    16.70%       74.99%
Y                         805   192,347,992     33.48       6.595        711    238,942     72.30     79.49     33.64        80.66
---------------------  ------  ------------  ---------  ----------  --------  ---------  ---------  --------  ---------  ----------
Total:                  2,688  $574,553,482    100.00%      6.576%       709   $213,748     71.10%    77.52%    22.37%       76.89%
=====================  ======  ============  =========  ==========  ========  =========  =========  ========  =========  ==========


                                                 Distribution by Interest Only Term

                                               Pct. Of              Weighted             Weighted   Weighted
                       Number                  Pool By    Weighted      Avg.       Avg.       Avg.      Avg.
Interest                   Of     Principal  Principal  Avg. Gross   Current  Principal   Original  Combined  Pct. Full  Pct. Owner
Only Term               Loans       Balance    Balance      Coupon      FICO    Balance        LTV       LTV        Doc    Occupied
---------------------  ------  ------------  ---------  ----------  --------  ---------  ---------  --------  ---------  ----------
0                       1,883  $382,205,490     66.52%      6.566%       708   $202,977     70.50%    76.53%     16.70%      74.99%
60                         53    12,788,248      2.23       6.373        711    241,288     75.39     78.51      16.54       81.87
120                       742   177,602,670     30.91       6.611        712    239,357     71.90     79.45      34.38       80.52
180                        10     1,957,075      0.34       6.639        682    195,707     89.15     89.15      77.94       85.35
---------------------  ------  ------------  ---------  ----------  --------  ---------  ---------  --------  ---------  ----------
Total:                  2,688  $574,553,482    100.00%      6.576%       709   $213,748     71.10%    77.52%     22.37%      76.89%
=====================  ======  ============  =========  ==========  ========  =========  =========  ========  =========  ==========


                                                        Distribution by Lien


                                               Pct. Of              Weighted             Weighted   Weighted
                       Number                  Pool By    Weighted      Avg.       Avg.       Avg.      Avg.
                           Of     Principal  Principal  Avg. Gross   Current  Principal   Original  Combined  Pct. Full  Pct. Owner
Lien                    Loans       Balance    Balance      Coupon      FICO    Balance        LTV       LTV        Doc    Occupied
---------------------  ------  ------------  ---------  ----------  --------  ---------  ---------  --------  ---------  ----------
1                       2,688  $574,553,482    100.00%      6.576%       709   $213,748     71.10%    77.52%     22.37%      76.89%
---------------------  ------  ------------  ---------  ----------  --------  ---------  ---------  --------  ---------  ----------
Total:                  2,688  $574,553,482    100.00%      6.576%       709   $213,748     71.10%    77.52%     22.37%      76.89%
=====================  ======  ============  =========  ==========  ========  =========  =========  ========  =========  ==========

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7 -- New Issue Announcement (external)
GS Lead Manager & Sole Bookrunner
$565.490MM (approx)

Class   S&P/Mdys  Size(mm)  Grp  Cr.Spt    AvL    Prin.Wndw   Guidance
AV1     AAA/Aaa    200.453  ALL    6.61   1.00  05/06-04/08   L+8a
AF2     AAA/Aaa    139.976  ALL    6.61   3.00  04/08-08/10   N+50a
AF3     AAA/Aaa     44.301  ALL    6.61   5.00  08/10-01/12   N+80a
AF4     AAA/Aaa     95.370  ALL    6.61   8.65  01/12-03/16   N+95a
AF5NAS  AAA/Aaa     53.345  ALL    6.61   6.80  05/09-03/16   N+65a
M1      AA+/Aa1      8.854  ALL    5.06   6.51  06/09-03/16   N+80a
M2      AA/Aa2       5.712  ALL    4.06   6.51  06/09-03/16   N+85a
M3      AA-/Aa3      2.856  ALL    3.56   6.51  06/09-03/16   N+90a
M4      A/A2         2.856  ALL    3.06   6.51  06/09-03/16   N+110a
M5      A-/A3        2.856  ALL    2.56   6.51  06/09-03/16   N+120a
B1      BBB/Baa2     2.856  ALL    2.06   6.43  06/09-03/16   N+185a
B2      BBB-/Baa3    2.856  ALL    1.56   6.18  06/09-03/16   N+250a

Expected Deal timing:
Launch/Price: w/o Apr 10
Settle: Apr 28, 2006
First Distribution Date: May 25, 2006

GS Structured Products Global Syndicate
Asia: Omar Chaudhary & Jay Lee +81 (3) 6437-7198
Europe: Mitch Resnick & Tets Ishikawa +44 (0)20 7774-3068
N. America: Bunty Bohra, Scott Wisenbaker, Scott Walter & Tony Kim +1
(212) 902-7645

Disclaimer:

This material has been prepared specifically for you and contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discussion and negotiation. Goldman Sachs shall have no liability, contingent or otherwise, to the user or to third parties, for the quality, accuracy, timeliness, continued availability or completeness of the data and information. Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State. These securities are being offered by the issuer and represent a new financing. A final prospectus relating to these securities may be obtained from the offices of Goldman, Sachs & Co., 85 Broad Street, New York, NY 10004.

Intex Preprice: Deal name - gsaa0607, Password - 9A74

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE E-MAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------
Not an offer, recommendation, general solicitation or official confirmation of terms. Prepared by Research or Sales/Trading personnel from generally available information believed to be reliable. No representation of accuracy or completeness. Indicated returns not guaranteed. Assumption changes may materially impact returns. Price/availability subject to change without notice. Past performance not indicative of future results. Goldman Sachs may have previously accumulated long/short positions in any subject investment.
For UK purposes, issued or approved by GS International, which is authorized and regulated by the financial Services Authority, but not made available to private customers

<<GSAA 2006-7 Term Sheet for Market.pdf>>
IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE E-MAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------
Not an offer, recommendation, general solicitation or official confirmation of terms. Prepared by Research or Sales/Trading personnel from generally available information believed to be reliable. No representation of accuracy or completeness. Indicated returns not guaranteed. Assumption changes may materially impact returns. Price/availability subject to change without notice. Past performance not indicative of future results. Goldman Sachs may have previously accumulated long/short positions in any subject investment.
For UK purposes, issued or approved by GS International, which is authorized and regulated by the financial Services Authority, but not made available to private customers

GSAA 2006-7    Preliminary Structural and Collateral Term Sheet   April 10, 2006
------------------------------------------------------------------------------

                   GSAA HOME EQUITY TRUST 2006-7 TERM SHEET
                   ----------------------------------------

                  IMPORTANT NOTICE REGARDING THE CONDITIONS
                 FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

               STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling tollfree 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED E-MAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE E-MAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

GSAA 2006-7                                   Preliminary Structural and Collateral Term Sheet                       April 10, 2006
------------------------------------------------------------------------------------------------------------------------------------

                                                            $562,291,000
                                                            (Approximate)
                                                    GSAA Home Equity Trust 2006-7
                                               GS Mortgage Securities Corp., Depositor
                                                      Asset-Backed Certificates

Overview of the Offered Certificates
------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                       Approximate
                         Initial                                    Initial                                            Expected
                        Principal     Certificate     Credit      Pass-Through  Average Life   Principal Payment        Ratings
Certificates          Balance(1)(2)      Type       Support(3)       Rate(4)      (yrs)(5)        Window(5) (6)       S&P/Moody's
------------------------------------------------------------------------------------------------------------------------------------
     AV-1             $200,453,000        Sr          6.61%       LIBOR + [ ]%      1.00         05/06 - 04/08          AAA / Aaa
     AF-2             $139,976,000        Sr          6.61%           [ ]%          3.00         04/08 - 08/10          AAA / Aaa
     AF-3             $44,301,000         Sr          6.61%           [ ]%          5.00         08/10 - 01/12          AAA / Aaa
     AF-4             $95,370,000         Sr          6.61%           [ ]%          8.65         01/12 - 03/16          AAA / Aaa
     AF-5             $53,345,000         Sr          6.61%           [ ]%          6.80         05/09 - 03/16          AAA / Aaa
     M-1              $8,854,000          Sub         5.06%           [ ]%          6.51         06/09 - 03/16          AA+ / Aa1
     M-2              $5,712,000          Sub         4.06%           [ ]%          6.51         06/09 - 03/16           AA / Aa2
     M-3              $2,856,000          Sub         3.56%           [ ]%          6.51         06/09 - 03/16          AA- / Aa3
     M-4              $2,856,000          Sub         3.06%           [ ]%          6.51         06/09 - 03/16            A / A2
     M-5              $2,856,000          Sub         2.56%           [ ]%          6.51         06/09 - 03/16           A- / A3
     B-1              $2,856,000          Sub         2.06%           [ ]%          6.43         06/09 - 03/16          BBB / Baa2
     B-2              $2,856,000          Sub         1.56%           [ ]%          6.18         06/09 - 05/15         BBB- / Baa3
------------------------------------------------------------------------------------------------------------------------------------
    Total            562,291,000
------------------------------------------------------------------------------------------------------------------------------------


Overview of the Non-offered Certificates
----------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                       Approximate
                         Initial                                    Initial                                            Expected
                        Principal     Certificate     Credit      Pass-Through  Average Life   Principal Payment        Ratings
Certificates          Balance(1)(2)      Type       Support(3)       Rate(4)      (yrs)(5)        Window(5) (6)       S&P/Moody's
------------------------------------------------------------------------------------------------------------------------------------
     B-3              $3,199,000          Sub         1.000%          [ ]%          5.69         06/09 - 03/14          BB / Ba2
------------------------------------------------------------------------------------------------------------------------------------

(1)  The initial aggregate principal balance of the certificates will be subject to an upward or downward variance of no more than approximately 5%. The principal balances of the certificates are calculated using the scheduled principal balances of the
     Mortgage Loans as of the Statistical Calculation Date rolled one month at 6% CPR.
(2)  The principal balance of the Certificates is calculated using the scheduled principal balance of the Mortgage Loans as of the
     Statistical Calculation Date.
(3)  Fully funded overcollateralization of approximately 1.00%.
(4)  See the "Structure of the Certificates" section of this term sheet for more information on the Pass-Through Rates of the
     Certificates.
(5)  Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional
     Clean-up Call on the Certificates.
(6)  The stated final maturity date for the certificates is the Distribution Date in March 2046.

Selected Mortgage Pool Data (7)
---------------------------

                          -------------------------------------------------------------------
                                                                                 Aggregate
                          -------------------------------------------------------------------
                          Scheduled Principal Balance:                          $574,553,482
                          Number of Mortgage Loans:                                    2,688
                          Average Scheduled Principal Balance:                      $213,748
                          Interest Only Loans:                                        33.48%
                          Weighted Average Gross Coupon:                              6.576%
                          Weighted Average Net Coupon(8):                             6.326%
                          Weighted Average FICO Score:                                   709
                          Weighted Average Original LTV Ratio:                        71.10%
                          Weighted Average Combined Original LTV Ratio:               77.52%
                          Weighted Average Stated Remaining Term (months):               349
                          Weighted Average Seasoning (months):                             4
                          % of Mortgage Loans with Silent Seconds:                    28.39%
                          Weighted Average Non-Zero DTI:                              34.86%
                          % of Loans with MI:                                          4.31%
                          -------------------------------------------------------------------

(7)  All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.
(8)  The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.



------------------------------------------------------------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the issuance of this time to time, or short positions in, and buy or sell, the securities preparation or material may, from have long mentioned in this material or derivatives of those securities Information contained in this material is current as of the date appearing on this material only (including options). and supersedes all prior information regarding the securities and assets referred to in Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to this material. applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                  1

GSAA 2006-7                                   Preliminary Structural and Collateral Term Sheet                       April 10, 2006
------------------------------------------------------------------------------------------------------------------------------------

     Features of the Transaction
     ---------------------------

     o    The mortgage loans in the transaction consist of Alt-A type, fixed rate, first lien residential mortgage loans (the
          "Mortgage Loans") originated by PHH Mortgage Corporation ("PHH") (24.37%) and the Goldman Sachs Mortgage Conduit (the
          "Conduit") (75.63%).
     o    Credit support for the Certificates will be provided through a senior/subordinate structure, fully funded overcollaterization of approximately 1.00% and excess spread.
     o    None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of
          1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.
     o    None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March
          7, 2003.
     o    The transaction will be modeled on INTEX as GSAA0607 and on Bloomberg as GSAA 2006-7.
     o    The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange
          Commission.

Time Table
----------

Expected Closing Date:         On or before April 28, 2006

Cut-off Date:                  April 1, 2006

Statistical Calculation
Date:                          March 1, 2006

Expected Pricing Date:         On or before April 12, 2006

First Distribution Date:       May 25, 2006

Key Terms
---------

Offered Certificates:          Class AV-1, AF-2, AF-3, AF-4, AF-5, M-1, M-2, M-3, M-4, M-5, B-1 and B-2 Certificates

Non-Offered Certificates:      Class B-3, Class X and Class P Certificates

Class A Certificates:          Class AV-1, AF-2, AF-3, AF-4 and AF-5 Certificates

Residual Certificates:         Class R, Class RC and Class RX Certificates. The Residual Certificates are not being offered hereby.

Fixed Rate Certificates:       Class AF-2, AF-3, AF-4, AF-5, M-1, M-2, M-3, M-4, M-5, B-1, B-2 and B-3 Certificates

Variable Rate Certificates:    Class AV-1 Certificates

Subordinate Certificates:      Class M-1, M-2, M-3, M-4, M-5, B-1, B-2 and B-3 Certificates

Class AF-5 Certificates:       The Class AF-5 Certificates will be "lock-out" certificates. The Class AF-5 Certificates generally will not receive any portion of principal payment until the May 2009 Distribution Date. Thereafter, they will receive an increasing percentage of their pro-rata share of principal payable to the
                               Certificates based on a schedule.

Depositor:                     GS Mortgage Securities Corp.

Sponsor:                       Goldman Sachs Mortgage Company

Underwriter:                   Goldman, Sachs & Co.

Servicers:                     PHH, Avelo Mortgage, L.L.C. and Countrywide Home Loans Servicing LP

Trustee:                       Deutsche Bank National Trust Company

Securities Administrator:      Wells Fargo Bank, N.A.

Master Servicer:               Wells Fargo Bank, N.A.


------------------------------------------------------------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options).
Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                  2

GSAA 2006-7                                   Preliminary Structural and Collateral Term Sheet                       April 10, 2006
------------------------------------------------------------------------------------------------------------------------------------

Custodians:                    Deutsche Bank National Trust Company, U.S. Bank National Association and JPMorgan Chase
                               Bank, National Association

Servicing Fee Rates:           25.0 bps (100.00%)

Expense Fee Rate:              The Servicing Fee Rate

Distribution Date:             25th day of the month or the following business day

Record Date:                   For any Distribution Date, the last business day of the Interest Accrual Period

Delay Days:                    24 days for the Fixed Rate Certificates
                               0 day delay on the Variable Rate Certificates

Day Count:                     30/360 basis on the Fixed Rate Certificates
                               Actual/360 basis on the Variable Rate Certificates

Prepayment Period:             The calendar month prior to the Distribution Date

Interest Accrual Period:       For the Variable Rate Certificates, from the prior Distribution Date to the day prior to the current
                               Distribution Date except for the initial accrual period for which interest will accrue from the
                               Closing Date. For the Fixed Rate Certificates, the calendar month immediately preceding the then current Distribution Date.

Pricing Prepayment             CPR starting at 6% CPR in the loan's first month, increasing to 20% CPR in month 12 (an approximate
Assumption:                    1.273% increase per month), and remaining at 20% CPR thereafter.

Due Period:                    For the Mortgage Loans, the period commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Mortgage Loans:                The trust will consist of Alt-A type, fixed rate, first lien residential mortgage loans with an approximate, scheduled principal balance of approximately $574,553,482 as of the Statistical
                               Calculation Date.

Servicer Advancing:            Yes as to principal and interest, subject to recoverability

Excess Spread:                 The initial weighted average net coupon of the mortgage pool will be greater than the interest payments on the Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical Calculation Date.

                                 Initial Gross WAC (1):                                                         6.5762%

                                   Less Fees & Expenses (2):                                                    0.2500%
                                                                                                    -----------------------------
                                 Net WAC (1):                                                                   6.3262%

                                   Less Initial Certificate Coupon (Approx.)(1)(3):                             5.5650%
                                                                                                    -----------------------------
                                 Initial Excess Spread (1):                                                     0.7612%

                                        (1)  This amount will vary on each distribution date based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count.
                                        (2)  Includes the Expense Fee Rate.
                                        (3)  Assumes 1-month LIBOR equal to 4.8400%, initial marketing spreads and a 30-day month.
                                             This amount will vary on each distribution date based on changes to the weighted average Pass-Through Rates on the Certificates as well as any changes in day count.

Compensating Interest:         Each Servicer, other than PHH, shall provide Compensating Interest equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution
                               Date resulting from voluntary principal prepayments on the Mortgage Loans during the related
                               Prepayment Period and (B) its aggregate Servicing Fee received for the related Distribution Date in the case of Avelo and Countrywide Servicing. PHH will provide Compensating Interest equal to the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution


------------------------------------------------------------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options).
Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                  3

GSAA 2006-7                                   Preliminary Structural and Collateral Term Sheet                       April 10, 2006
------------------------------------------------------------------------------------------------------------------------------------

                               Date resulting from voluntary principal prepayments of the Mortgage Loans during the related
                               Prepayment Period.

Optional Clean-up Call:        The transaction has a 10% optional clean-up call.

Rating Agencies:               Moody's Investors Service, Inc. and Standard & Poor's Ratings Services

Minimum Denomination:          $50,000 with regard to each of the Offered Certificates.

Legal-Investment:              It is anticipated that the Class A, Class M-1, Class M-2, Class M-3, Class R, Class RC and Class RX
                               Certificates will be SMMEA eligible.

ERISA Eligibility:             Underwriter's exemption is expected to apply to all Offered Certificates. However, prospective purchasers should consult their own counsel.

Tax Treatment:                 The Offered and Non-Offered Certificates (other than the Class R, Class RC and Class RX Certificates)
                               represent REMIC regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract. The Class R, Class RC and Class RX Certificates each represent the residual interest in a
                               REMIC.

Prospectus:                    The Offered Certificates will be offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                               Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                               PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE
                               CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.









------------------------------------------------------------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options).
Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                  4

GSAA 2006-7    Preliminary Structural and Collateral Term Sheet   April 10, 2006
--------------------------------------------------------------------------------


Structure of the Certificates
-----------------------------

Description of Principal and Interest Distributions

Principal will be paid as described in the "Principal Distributions on the Offered Certificates" section of this term sheet. Prior to the Step-Down Date, or so long as a Trigger Event is in effect, principal will be paid to the Offered Certificates and the Class B-3 Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to maintain the overcollateralization (which is one component of the credit support available to the Certificateholders).

Interest on the Variable Rate Certificates will be paid monthly at a rate of one month LIBOR plus a margin, subject to the WAC Cap as described below. Interest on the Fixed Rate Certificates will be paid monthly at a specified rate, subject to the WAC Cap as described below. Interest on the Class AF-3 Certificates, Class AF-4 Certificates, the Class AF-5 Certificates and the Subordinate Certificates will be paid monthly at a specified rate that will step up after the Optional Clean-up Call is first exercisable, subject to the WAC Cap as described below. Interest shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statute) and not covered by compensating interest will be allocated first to excess interest on the Mortgage Loans for the related Distribution Date, and thereafter to reduce the Accrued Certificate Interest on the Offered and Non-Offered Certificates on a pro rata basis based on the respective amounts of interest accrued on these certificates for that Distribution Date. Any reductions in the Pass-Through Rate on the Offered and Non-Offered Certificates attributable to the WAC Cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates. Such carry forward will not be paid back after the certificate principal balance of the applicable class has been reduced to zero.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) approximately 1.00% overcollateralization (funded upfront), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. As of the Statistical Calculation Date all of the Mortgage Loans with LTVs greater than 80% are covered by borrower paid mortgage insurance.

Credit Enhancement Percentage Before Step-Down. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date.  The later to occur of:

(x) the Distribution Date occurring in May 2009; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 13.22%.

---------------------------------------------------------------------------
      Class        Initial Credit Enhancement          Step-Down Credit
                           Percentage               Enhancement Percentage
---------------------------------------------------------------------------
        A                    6.61%                          13.22%
       M-1                   5.06%                          10.12%
       M-2                   4.06%                           8.12%
       M-3                   3.56%                           7.12%
       M-4                   3.06%                           6.12%
       M-5                   2.56%                           5.12%
       B-1                   2.06%                           4.12%
       B-2                   1.56%                           3.12%
       B-3                   1.00%                           2.00%
---------------------------------------------------------------------------

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 48% of the prior period's Credit Enhancement Percentage for the Class A Certificates to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7   Preliminary Structural and Collateral Term Sheet   April 10, 2006
-------------------------------------------------------------------------------

days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

    ----------------------------------------------------------------------------------------------------------
       Distribution Date                           Cumulative Realized Loss Percentage:
                                     0.15% for the first month, plus an additional 1/12th of 0.250% for each
     May 2008 - April 2009                month thereafter (e.g., approximately 0.171% in June 2008)
    ----------------------------------------------------------------------------------------------------------
                                     0.40% for the first month, plus an additional 1/12th of 0.300% for each
     May 2009 - April 2010                month thereafter (e.g., approximately 0.425% in June 2009)
    ----------------------------------------------------------------------------------------------------------
                                     0.70% for the first month, plus an additional 1/12th of 0.250% for each
     May 2010 - April 2011                month thereafter (e.g., approximately 0.721% in June 2010)
    ----------------------------------------------------------------------------------------------------------
                                     0.95% for the first month, plus an additional 1/12th of 0.200% for each
     May 2011 - April 2012                month thereafter (e.g., approximately 0.967% in June 2011)
    ----------------------------------------------------------------------------------------------------------
    May 2012 and thereafter                                         1.15%
    ----------------------------------------------------------------------------------------------------------

Step-Up Coupons. If the Optional Clean-up Call is not exercised on the date it is first exercisable, the Pass-Through Rate on the Class AF-3, Class AF-4, Class AF-5 and each class of Subordinate Certificates will increase by 0.50% per annum.

Class AV-1 Pass-Through Rate. The Class AV-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% and
(ii) the WAC Cap.

Class AF-2 Pass-Through Rate. The Class AF-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% and (ii) the WAC Cap.

Class AF-3 Pass-Through Rate. The Class AF-3 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class AF-4 Pass-Through Rate. The Class AF-4 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class AF-5 Pass-Through Rate. The Class AF-5 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate (calculated on an actual/360 day basis with respect to the Variable Rate Certificates and on a 30/360 day basis with respect to the Fixed Rate Certificates).

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7   Preliminary Structural and Collateral Term Sheet   April 10, 2006
-------------------------------------------------------------------------------

Class A Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A Certificates will equal the sum of: (i) the excess, if any, that the related class of Class A Certificates, as applicable, would otherwise be due at the related Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of Class A Certificates at a rate equal to the WAC Cap (in the case of the Class AV-1 Certificates, calculated on an actual/360 basis); (ii) any Basis Risk Carry Forward Amount for such class of Class A Certificates, as applicable, remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Pass-Through Rate for such class of Class A Certificates (without regard to the WAC Cap).

Class M-1, M-2, M-3, M-4, M-5, B-1, B-2 and B-3 Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, M-3, M-4, M-5, B-1, B-2 and B-3 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC
Cap).

Accrued Certificate Interest. For each class of Certificate on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Expense Fee Rate.

Principal Remittance Amount. On any Distribution Date, the sum of:

         (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer on the related Servicer remittance date;
         (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs;
         (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs;
         (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the Servicer remittance date prior to such Distribution Date;
         (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date; and
         (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of
(i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate) and available for distribution during the related due period, over (y) the sum of interest payable on the Offered and Non-Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates from the Interest Remittance Amount and Principal Remittance Amount, respectively.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of (x) the aggregate certificate principal balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (1) 86.78% and (2) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date and (B) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date minus 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7   Preliminary Structural and Collateral Term Sheet   April 10, 2006
-------------------------------------------------------------------------------

Class AF-5 Calculation Percentage. For any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the certificate principal balance of the Class AF-5 Certificates and the denominator of which is the aggregate certificate principal balance of the Class A Certificates, in each case before giving effect to distributions of principal on that Distribution Date.

Class AF-5 Lockout Distribution Amount: For any Distribution Date will be an amount equal to the product of (i) the Class AF-5 Calculation Percentage for that Distribution Date, (ii) the Class AF-5 Lockout Percentage for that Distribution Date and (iii) the principal allocable to the Class A Certificates for that Distribution Date. In no event shall the Class AF-5 Lockout Distribution Amount exceed the outstanding certificate principal balance for the Class AF-5 Certificates or the Class A Principal Distribution Amount for the applicable Distribution Date.

Class AF-5 Lockout Percentage: For each Distribution Date will be as follows:

             Distribution Date                         Lockout
                 (Months)                            Percentage
            ---------------------------------------------------
            1 to 36                                        0%
            37 to 60                                      45%
            61 to 72                                      80%
            73 to 84                                     100%
            85 and thereafter                            300%

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 89.88% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), and (C) the certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 91.88% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the certificate principal balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 92.88% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the certificate principal balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 93.88% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7   Preliminary Structural and Collateral Term Sheet   April 10, 2006
-------------------------------------------------------------------------------

Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and
(F) the certificate principal balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 94.88% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (G) the certificate principal balance of the Class B-1 Certificates immediately prior to such Distribution Date, over
(y) the lesser of: (A) the product of (i) 95.88% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (H) the certificate principal balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 96.88% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (H) the certificate principal balance of the Class B-2 Certificates (after taking into account any payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (I) the certificate principal balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 98.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees in respect of such Mortgage Loan.




------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7   Preliminary Structural and Collateral Term Sheet   April 10, 2006
-------------------------------------------------------------------------------

Distributions

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be distributed sequentially as follows:

     (i) to the Class A Certificates, pro rata, their respective Accrued Certificate Interest;

     (ii) to the Class A Certificates, pro rata, their respective unpaid Accrued Certificate Interest, if any, from prior Distribution Dates;

     (iii)    to the Class M-1 Certificates, their Accrued Certificate
              Interest;

     (iv)     to the Class M-2 Certificates, their Accrued Certificate
              Interest;

     (v)      to the Class M-3 Certificates, their Accrued Certificate
              Interest;

     (vi)     to the Class M-4 Certificates, their Accrued Certificate
              Interest;

     (vii)    to the Class M-5 Certificates, their Accrued Certificate
              Interest;

     (viii)   to the Class B-1 Certificates, their Accrued Certificate
              Interest;

     (ix)     to the Class B-2 Certificates, their Accrued Certificate
              Interest; and

     (x)      to the Class B-3 Certificates, their Accrued Certificate
              Interest.

Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) first concurrently to the Class R, Class RC and Class RX Certificates, until their respective certificate principal balances have been reduced to zero;

(b)  sequentially:

          (i) to the Class AF-5 Certificates, an amount equal to the Class AF-5 Lockout Distribution Amount, until their certificate principal balances have been reduced to zero;

          (ii) sequentially to the Class AV-1, AF-2, AF-3 and AF-4 Certificates, in that order, until their respective certificate principal balances have been reduced to zero; and

          (iii) to the Class AF-5 Certificates, without regard to the Class AF-5 Lockout Distribution Amount, until their certificate principal balances have been reduced to zero;

(c) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraphs (a) and (b) will be distributed sequentially in the following order of priority:

          (i) to the Class M-1 Certificates, until their certificate principal balance has been reduced to zero,

          (ii) to the Class M-2 Certificates, until their certificate principal balance has been reduced to zero,

          (iii) to the Class M-3 Certificates, until their certificate principal balance has been reduced to zero,

          (iv) to the Class M-4 Certificates, until their certificate principal balance has been reduced to zero,

          (v) to the Class M-5 Certificates, until their certificate principal balance has been reduced to zero,

          (vi) to the Class B-1 Certificates, until their certificate principal balance has been reduced to zero,

          (vii) to the Class B-2 Certificates, until their certificate principal balance has been reduced to zero, and

          (viii) to the Class B-3 Certificates, until their certificate principal balance has been reduced to zero.


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7   Preliminary Structural and Collateral Term Sheet   April 10, 2006
-------------------------------------------------------------------------------

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be distributed sequentially as follows:

(a)
to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount,
         sequentially as follows:

         (i) to the Class AF-5 Certificates, an amount equal to the Class AF-5 Lockout Distribution Amount, until their certificate principal balances have been reduced to zero;

         (ii) sequentially to the Class AV-1, AF-2, AF-3 and AF-4 Certificates, in that order, until their respective certificate principal balances have been reduced to zero; and

          (iii) to the Class AF-5 Certificates, without regard to the Class AF-5 Lockout Distribution Amount, until their certificate principal balances have been reduced to zero;

(b) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a) will be distributed sequentially in the following order of priority:

          (i) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

          (ii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

          (iii) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

          (iv) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

          (v) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

          (vi) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

          (vii) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero, and

          (viii) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate certificate principal balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2 and Class B-3 Certificates and the certificate principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A Certificates, based on their respective certificate principal balances.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be distributed sequentially as follows:

          (i) to pay the holders of the Offered Certificates in respect of principal and the Extra Principal Distribution Amount (in the order of priority as described above under "Principal Distributions on the Offered Certificates"), until the targeted overcollateralization amount has been achieved; (ii) to the Class M-1 Certificates, their unpaid interest shortfall amount;

          (iii) to the Class M-2 Certificates, their unpaid interest shortfall amount;

          (iv) to the Class M-3 Certificates, their unpaid interest shortfall amount;

          (v) to the Class M-4 Certificates, their unpaid interest shortfall amount;

          (vi) to the Class M-5 Certificates, their unpaid interest shortfall amount;

          (vii) to the Class B-1 Certificates, their unpaid interest shortfall amount;

          (viii) to the Class B-2 Certificates, their unpaid interest shortfall amount;


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7   Preliminary Structural and Collateral Term Sheet   April 10, 2006
-------------------------------------------------------------------------------

          (ix) to the Class B-3 Certificates, their unpaid interest shortfall amount;

          (x) concurrently, any Class A Basis Risk Carry Forward Amount to the Class A Certificates pro rata, based on their respective certificate principal balances immediately prior to such distribution date;

          (xi) sequentially, to Class M-1, M-2, M-3, M-4, M-5, B-1, B-2 and B-3 Certificates, in that order, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts and;

          (xii) To the holders of the Class X Certificates, any remaining amounts.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class B-3, B-2, B-1, M-5, M-4, M-3, M-2 and M-1 Certificates, in that order. An allocation of any Realized Losses to a subordinate certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to reduce the certificate principal balance of any class of Class A Certificates.

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7   Preliminary Structural and Collateral Term Sheet   April 10, 2006
-------------------------------------------------------------------------------


Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------
The assumptions for the breakeven CDR table below are as follows (using Statistical Data rolled one month at 6% CPR):

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o    33% loss severity, 100% advancing of principal and interest

o    There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o The Offered Certificates are priced at par, except the Class M-4 Certificates, Class M-5 Certificates, Class B-1 Certificates, and the Class B-2 Certificates, which are priced at 99.0383%, 98.5345%, 95.3809% and 92.5528% respectively.

o    Based on preliminary spreads and balances rolled 1 month forward at 6%
     CPR

o    1-month LIBOR forward curve as of 4/06/2006 close

------------------------------------------------------------------------------------------------------------------------------------
                                                                      First Dollar of Loss                        0% Return
Class M-1                        CDR (%)                                                    5.56                               6.31
------------------------------------------------------------------------------------------------------------------------------------
`                                Yield (%)                                                6.0790                             0.0951
`                                WAL (years)                                                8.08                               7.39
`                                Modified Duration                                          6.20                               6.05
`                                Principal Window                                  May14 - May14                      Mar14 - Mar14
`                                Principal Writedown                           39,326.52 (0.44%)              3,910,274.89 (44.16%)
`                                Total Collateral Loss                     34,085,647.84 (5.97%)              37,839,793.56 (6.62%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-2                        CDR (%)                                                    4.50                               4.98
`                                Yield (%)                                                6.0984                             0.0919
`                                WAL (years)                                                8.41                               7.75
`                                Modified Duration                                          6.39                               6.20
`                                Principal Window                                  Sep14 - Sep14                      Jul14 - Jul14
`                                Principal Writedown                           46,675.32 (0.82%)              2,668,714.03 (46.72%)
`                                Total Collateral Loss                     28,569,936.63 (5.00%)              31,101,934.42 (5.44%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-3                        CDR (%)                                                    4.01                               4.23
`                                Yield (%)                                                6.0421                             0.3171
`                                WAL (years)                                                8.49                               8.16
`                                Modified Duration                                          6.42                               6.30
`                                Principal Window                                  Oct14 - Oct14                      Oct14 - Oct14
`                                Principal Writedown                           56,468.80 (1.98%)              1,376,354.42 (48.19%)
`                                Total Collateral Loss                     25,816,322.66 (4.52%)              27,096,439.09 (4.74%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-4                        CDR (%)                                                    3.52                               3.76
`                                Yield (%)                                                6.3049                             0.0644
`                                WAL (years)                                                8.66                               8.16
`                                Modified Duration                                          6.50                               6.31
`                                Principal Window                                  Dec14 - Dec14                      Nov14 - Nov14
`                                Principal Writedown                           25,558.58 (0.89%)              1,453,369.04 (50.89%)
`                                Total Collateral Loss                     23,047,247.98 (4.03%)              24,414,438.84 (4.27%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-5                        CDR (%)                                                    3.06                               3.29
`                                Yield (%)                                                6.2828                             0.0432
`                                WAL (years)                                                8.82                               8.24
`                                Modified Duration                                          6.58                               6.38
`                                Principal Window                                  Feb15 - Feb15                      Jan15 - Jan15
`                                Principal Writedown                           57,725.50 (2.02%)              1,486,024.03 (52.03%)
`                                Total Collateral Loss                     20,363,524.14 (3.57%)              21,716,822.16 (3.80%)
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7   Preliminary Structural and Collateral Term Sheet   April 10, 2006
-------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
`                                `                                          First Dollar of Loss                          0% Return
------------------------------------------------------------------------------------------------------------------------------------
Class B-1                        CDR (%)                                                    2.61                               2.85
`                                Yield (%)                                                6.9225                             0.0268
`                                WAL (years)                                                8.99                               8.25
`                                Modified Duration                                          6.62                               6.38
`                                Principal Window                                  Apr15 - Apr15                      Mar15 - Mar15
`                                Principal Writedown                            7,820.08 (0.27%)              1,581,287.19 (55.37%)
`                                Total Collateral Loss                     17,650,362.20 (3.09%)              19,112,069.45 (3.35%)
------------------------------------------------------------------------------------------------------------------------------------
Class B-2                        CDR (%)                                                    2.21                               2.43
`                                Yield (%)                                                7.1770                             0.2279
`                                WAL (years)                                                9.07                               8.19
`                                Modified Duration                                          6.61                               6.36
`                                Principal Window                                  May15 - May15                      Apr15 - Apr15
`                                Principal Writedown                           72,240.10 (2.53%)              1,617,716.35 (56.64%)
`                                Total Collateral Loss                     15,130,716.41 (2.65%)              16,504,668.74 (2.89%)
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material We and our affiliates, officers, directors, should not be relied upon for such purposes. partners and employees, including persons involved in the preparation or issuance of this material may, from time in, and buy or mentioned in this to time, have long or short positions sell, the material or securities derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7   Preliminary Structural and Collateral Term Sheet   April 10, 2006
-------------------------------------------------------------------------------


WAC Cap. The information in following table hasbeen prepared assuming prepayments on the mortgage loans occur at the Pricing the Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any Distribution Date will conform to the corresponding rate set forth for that Distribution Date in the following table.

              Distribution                         Distribution
                  Date        WAC Cap (%)              Date       WAC Cap (%)
              ------------    -----------          ------------   -----------
               25-May-06       6.32617              25-Aug-10      6.33146
               25-Jun-06       6.32655              25-Sep-10      6.33155
               25-Jul-06       6.32693              25-Oct-10      6.33163
               25-Aug-06       6.32729              25-Nov-10      6.33172
               25-Sep-06       6.32759              25-Dec-10      6.33181
               25-Oct-06       6.32783              25-Jan-11      6.33191
               25-Nov-06       6.32801              25-Feb-11      6.33201
               25-Dec-06       6.32812              25-Mar-11      6.33211
               25-Jan-07       6.32818              25-Apr-11      6.33221
               25-Feb-07       6.32825              25-May-11      6.33232
               25-Mar-07       6.32831              25-Jun-11      6.33242
               25-Apr-07       6.32838              25-Jul-11      6.33253
               25-May-07       6.32845              25-Aug-11      6.33264
               25-Jun-07       6.32852              25-Sep-11      6.33275
               25-Jul-07       6.32859              25-Oct-11      6.33286
               25-Aug-07       6.32866              25-Nov-11      6.33297
               25-Sep-07       6.32873              25-Dec-11      6.33308
               25-Oct-07       6.32880              25-Jan-12      6.33319
               25-Nov-07       6.32887              25-Feb-12      6.33330
               25-Dec-07       6.32894              25-Mar-12      6.33341
               25-Jan-08       6.32901              25-Apr-12      6.33353
               25-Feb-08       6.32908              25-May-12      6.33364
               25-Mar-08       6.32915              25-Jun-12      6.33376
               25-Apr-08       6.32923              25-Jul-12      6.33387
               25-May-08       6.32930              25-Aug-12      6.33399
               25-Jun-08       6.32937              25-Sep-12      6.33411
               25-Jul-08       6.32945              25-Oct-12      6.33423
               25-Aug-08       6.32952              25-Nov-12      6.33435
               25-Sep-08       6.32960              25-Dec-12      6.33447
               25-Oct-08       6.32967              25-Jan-13      6.33459
               25-Nov-08       6.32975              25-Feb-13      6.33471
               25-Dec-08       6.32983              25-Mar-13      6.33483
               25-Jan-09       6.32990              25-Apr-13      6.33496
               25-Feb-09       6.32998              25-May-13      6.33508
               25-Mar-09       6.33006              25-Jun-13      6.33521
               25-Apr-09       6.33014              25-Jul-13      6.33533
               25-May-09       6.33022              25-Aug-13      6.33546
               25-Jun-09       6.33029              25-Sep-13      6.33559
               25-Jul-09       6.33037              25-Oct-13      6.33572
               25-Aug-09       6.33045              25-Nov-13      6.33585
               25-Sep-09       6.33054              25-Dec-13      6.33598
               25-Oct-09       6.33062              25-Jan-14      6.33611
               25-Nov-09       6.33070              25-Feb-14      6.33624
               25-Dec-09       6.33078              25-Mar-14      6.33638
               25-Jan-10       6.33086              25-Apr-14      6.33651
               25-Feb-10       6.33095              25-May-14      6.33665
               25-Mar-10       6.33103              25-Jun-14      6.33678
               25-Apr-10       6.33112              25-Jul-14      6.33692
               25-May-10       6.33120              25-Aug-14      6.33706
               25-Jun-10       6.33129              25-Sep-14      6.33720
               25-Jul-10       6.33137              25-Oct-14      6.33734




This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any The information contained in this material may be securities that will actually be sold. based on assumptions regarding market conditions and other matters as We make no representations regarding the reasonableness of such assumptions or reflected in this material. the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the issuance of this material may, from time to positions in, or sell, the securities mentioned in preparation or time, have long or short and buy this material or derivatives of those securities Information contained in this material is current as of the date appearing on this material only and (including options). supersedes all prior information regarding the securities and assets referred to in Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to this material. applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                                          15

GSAA 2006-7   Preliminary Structural and Collateral Term Sheet   April 10, 2006
-------------------------------------------------------------------------------

                              Distribution
                                  Date        WAC Cap (%)
                              ------------    -----------
                               25-Nov-14       6.33748
                               25-Dec-14       6.33762
                               25-Jan-15       6.33777
                               25-Feb-15       6.33791
                               25-Mar-15       6.33805
                               25-Apr-15       6.33818
                               25-May-15       6.33832
                               25-Jun-15       6.33846
                               25-Jul-15       6.33859
                               25-Aug-15       6.33873
                               25-Sep-15       6.33893
                               25-Oct-15       6.33912
                               25-Nov-15       6.33934
                               25-Dec-15       6.33948
                               25-Jan-16       6.33962
                               25-Feb-16       6.33976
                               25-Mar-16       6.33990
                               25-Apr-16       6.34004





This material is for your This material is not to be construed as an offer to sell or the solicitation of any offer to buy any information. security in any jurisdiction where such an offer or solicitation would be The information contained in this material may not pertain to any securities that will actually be sold. illegal. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding Goldman, the securities and assets referred to in this material. Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7   Preliminary Structural and Collateral Term Sheet   April 10, 2006
-------------------------------------------------------------------------------

Selected Mortgage Loan Data
---------------------------
                    The Mortgage Loans - All Collateral (1)

                                                         Aggregate
     Scheduled Principal Balance:                           $574,553,482
     Number of Mortgage Loans:                                     2,688
     Average Scheduled Principal Balance:                       $213,748
     Interest Only Loans:                                          33.48%
     Weighted Average Gross Coupon:                                6.576%
     Weighted Average Net Coupon(2):                               6.326%
     Weighted Average FICO Score:                                    709
     Weighted Average Original LTV Ratio:                          71.10%
     Weighted Average Combined Original LTV Ratio:                 77.52%
     Weighted Average Stated Remaining Term (months):                349
     Weighted Average Seasoning (months):                              4
     % of Mortgage Loans with Silent Seconds:                      28.39%
     Weighted Average Non-Zero DTI:                                34.86%
     % of Loans with MI:                                            4.31%

--------------------------------------------------------------------------------
(1) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.
(2)  The Weighted Average Net Coupon is equivalent to the Weighted Average
     Gross Coupon less the Expense Fee Rate.


                                                     Distribution by Current Principal Balance

`                                           `              `        Pct.             `
`                                           `              `          Of             `
`                                      Number              `     Pool By      Weighted
Current Principal                          Of      Principal   Principal    Avg. Gross
Balance                                 Loans        Balance     Balance        Coupon
-----------------------------------------------------------------------------------------
$50,000 & Below                            54     $2,156,261        0.38%        7.040%
$50,001 - $75,000                         122      7,723,287        1.34         6.944
$75,001 - $100,000                        216     19,092,289        3.32         6.832
$100,001 - $125,000                       287     32,581,322        5.67         6.838
$125,001 - $150,000                       292     40,237,417        7.00         6.761
$150,001 - $200,000                       462     81,209,308       14.13         6.621
$200,001 - $250,000                       388     86,758,469       15.10         6.624
$250,001 - $300,000                       312     85,921,315       14.95         6.512
$300,001 - $350,000                       233     75,899,326       13.21         6.417
$350,001 - $400,000                       184     68,477,838       11.92         6.377
$400,001 - $450,000                        57     23,949,770        4.17         6.449
$450,001 - $500,000                        21     10,123,626        1.76         6.444
$500,001 - $550,000                        11      5,728,174        1.00         6.599
$550,001 - $600,000                        21     12,018,308        2.09         6.738
$600,001 - $650,000                         8      4,958,039        0.86         6.704
$650,001 - $700,000                         2      1,342,381        0.23         6.689
$700,001 - $750,000                         1        711,200        0.12         7.143
$750,001 - $800,000                         4      3,115,673        0.54         6.439
$800,001 - $850,000                         1        815,297        0.14         6.750
$850,001 - $900,000                         3      2,648,475        0.46         7.037
$950,001 - $1,000,000                       8      7,925,706        1.38         6.422
$1,000,001 & Above                          1      1,160,000        0.20         6.590
-----------------------------------------------------------------------------------------
Total:                                  2,688   $574,553,482      100.00%        6.576%
-----------------------------------------------------------------------------------------




`                                          `            `          `           `             `             `
`                                   Weighted            `   Weighted    Weighted             `             `
`                                       Avg.         Avg.       Avg.        Avg.             `             `
Current Principal                    Current    Principal   Original    Combined     Pct. Full    Pct. Owner
Balance                                 FICO      Balance        LTV         LTV           Doc      Occupied
-------------------------------------------------------------------------------------------------------------
$50,000 & Below                          715      $39,931      77.43%      81.65%        28.63%        39.90%
$50,001 - $75,000                        711       63,306      72.82       82.68         23.84         47.72
$75,001 - $100,000                       718       88,390      71.32       78.52         29.15         52.87
$100,001 - $125,000                      707      113,524      73.22       82.29         25.90         65.53
$125,001 - $150,000                      700      137,799      73.77       82.24         29.80         73.04
$150,001 - $200,000                      702      175,778      71.26       78.38         27.85         73.84
$200,001 - $250,000                      707      223,604      70.14       76.92         19.44         76.48
$250,001 - $300,000                      708      275,389      71.04       76.31         25.39         79.86
$300,001 - $350,000                      711      325,748      70.44       75.56         21.79         81.09
$350,001 - $400,000                      716      372,162      70.29       75.95         19.50         83.70
$400,001 - $450,000                      715      420,171      72.07       77.16         10.47         87.71
$450,001 - $500,000                      726      482,077      75.03       79.53         19.41         85.28
$500,001 - $550,000                      702      520,743      69.87       74.81          9.07         81.73
$550,001 - $600,000                      705      572,300      70.93       77.30         14.37         76.49
$600,001 - $650,000                      722      619,755      72.17       85.08          0.00         62.17
$650,001 - $700,000                      695      671,191      69.29       73.28          0.00        100.00
$700,001 - $750,000                      633      711,200      80.00       85.62          0.00        100.00
$750,001 - $800,000                      699      778,918      72.61       78.46          0.00        100.00
$800,001 - $850,000                      711      815,297      80.00       99.96          0.00          0.00
$850,001 - $900,000                      733      882,825      62.71       69.35          0.00         66.19
$950,001 - $1,000,000                    699      990,713      60.07       64.33         12.54        100.00
$1,000,001 & Above                       778    1,160,000      80.00       80.00        100.00        100.00
-------------------------------------------------------------------------------------------------------------
Total:                                   709     $213,748      71.10%      77.52%        22.37%        76.89%
-------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information Goldman, regarding the securities and assets referred to in this material. Sachs & Co. does not provide accounting, tax In addition, subject to applicable law, you may disclose any and all aspects of any or legal advice. potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7   Preliminary Structural and Collateral Term Sheet   April 10, 2006
-------------------------------------------------------------------------------

                                                                  Distribution by Current Rate


`                                           `              `        Pct.             `           `
`                                           `              `          Of             `    Weighted
`                                      Number              `     Pool By      Weighted        Avg.
`                                          Of      Principal   Principal    Avg. Gross     Current
Current Rate                            Loans        Balance     Balance        Coupon        FICO
------------------------------------------------------------------------------------------------------
5.00% & Below                               1       $103,493        0.02%        4.875%        721
5.01 - 5.50%                               94     23,372,048        4.07         5.443         731
5.51 - 6.00%                              632    153,447,166       26.71         5.847         722
6.01 - 6.50%                              641    148,152,312       25.79         6.341         713
6.51 - 7.00%                              642    125,438,848       21.83         6.783         700
7.01 - 7.50%                              350     63,304,130       11.02         7.309         699
7.51 - 8.00%                              179     30,838,817        5.37         7.774         688
8.01 - 8.50%                               57     11,846,669        2.06         8.373         683
8.51 - 9.00%                               63     12,622,747        2.20         8.728         678
9.01% & Above                              29      5,427,252        0.94         9.434         663
------------------------------------------------------------------------------------------------------
Total:                                  2,688   $574,553,482      100.00%        6.576%        709
------------------------------------------------------------------------------------------------------


`                                            `          `           `             `             `
`                                            `   Weighted    Weighted             `             `
`                                         Avg.       Avg.        Avg.             `             `
`                                    Principal   Original    Combined     Pct. Full    Pct. Owner
Current Rate                           Balance        LTV         LTV           Doc      Occupied
--------------------------------------------------------------------------------------------------
5.00% & Below                         $103,493      32.39%      32.39%         0.00%         0.00%
5.01 - 5.50%                           248,639      58.33       61.36         27.68         77.37
5.51 - 6.00%                           242,796      64.38       68.44         29.37         79.53
6.01 - 6.50%                           231,127      71.87       76.29         28.25         85.97
6.51 - 7.00%                           195,388      74.08       81.97         15.61         78.27
7.01 - 7.50%                           180,869      76.60       86.87         13.50         64.83
7.51 - 8.00%                           172,284      78.81       90.94          8.64         67.35
8.01 - 8.50%                           207,836      79.21       90.85          6.99         61.46
8.51 - 9.00%                           200,361      80.68       91.61         14.46         50.85
9.01% & Above                          187,147      79.63       87.90         30.95         11.11
--------------------------------------------------------------------------------------------------
Total:                                $213,748      71.10%      77.52%        22.37%        76.89%
--------------------------------------------------------------------------------------------------


                                        Distribution by FICO


`                                           `              `        Pct.             `           `
`                                           `              `          Of             `    Weighted
`                                      Number              `     Pool By      Weighted        Avg.
                                           Of      Principal   Principal    Avg. Gross     Current
FICO                                    Loans        Balance     Balance        Coupon        FICO
-----------------------------------------------------------------------------------------------------
801 & Above                                72    $16,796,539        2.92%        6.240%        807
781 - 800                                 197     44,408,738        7.73         6.329         790
761 - 780                                 241     55,953,508        9.74         6.297         770
741 - 760                                 251     52,447,760        9.13         6.438         750
721 - 740                                 306     62,911,347       10.95         6.541         729
701 - 720                                 353     72,407,212       12.60         6.510         710
681 - 700                                 402     84,009,598       14.62         6.652         690
661 - 680                                 357     75,996,305       13.23         6.625         672
641 - 660                                 284     60,605,205       10.55         6.936         651
621 - 640                                 166     35,000,866        6.09         6.830         631
601 - 620                                  31      8,405,478        1.46         6.590         615
581 - 600                                  13      2,720,991        0.47         7.423         589
580 & Below                                15      2,889,934        0.50         7.695         518
-----------------------------------------------------------------------------------------------------
Total:                                  2,688   $574,553,482      100.00%        6.576%        709
-----------------------------------------------------------------------------------------------------



`                                              `          `           `             `             `
`                                              `   Weighted    Weighted             `             `
`                                           Avg.       Avg.        Avg.             `             `
                                       Principal   Original    Combined     Pct. Full    Pct. Owner
FICO                                     Balance        LTV         LTV           Doc      Occupied
----------------------------------------------------------------------------------------------------
801 & Above                             $233,285      64.03%      65.72%        31.51%        69.60%
781 - 800                                225,425      67.14       72.49         33.26         71.89
761 - 780                                232,172      69.44       75.87         32.94         66.86
741 - 760                                208,955      73.12       79.18         27.67         69.98
721 - 740                                205,593      72.54       79.63         19.89         72.16
701 - 720                                205,120      72.55       80.50         19.48         72.96
681 - 700                                208,979      71.92       78.80         14.36         78.28
661 - 680                                212,875      70.86       76.95         17.36         85.58
641 - 660                                213,399      71.61       78.33         18.42         90.09
621 - 640                                210,849      72.04       77.28         19.33         84.99
601 - 620                                271,144      63.40       67.88         43.22         84.45
581 - 600                                209,307      79.38       87.88         39.91         84.02
580 & Below                              192,662      76.50       86.59         33.85         44.65
----------------------------------------------------------------------------------------------------
Total:                                  $213,748      71.10%      77.52%        22.37%        76.89%
----------------------------------------------------------------------------------------------------



                                       Distribution by Original LTV


`                                           `              `         Pct.             `           `
`                                           `              `           Of             `    Weighted
`                                      Number              `      Pool By      Weighted        Avg.
`                                          Of      Principal    Principal    Avg. Gross     Current
Original LTV                            Loans        Balance      Balance        Coupon        FICO
-----------------------------------------------------------------------------------------------------
40.00% & Below                            135    $24,555,825         4.27%        6.110%        712
40.01 - 50.00%                            151     36,267,715         6.31         6.047         719
50.01 - 60.00%                            220     52,007,622         9.05         6.118         717
60.01 - 70.00%                            431    102,994,196        17.93         6.341         711
70.01 - 80.00%                          1,558    328,168,435        57.12         6.790         706
80.01 - 85.00%                             28      5,264,176         0.92         6.789         684
85.01 - 90.00%                             97     15,406,823         2.68         6.744         699
90.01 - 95.00%                             46      7,390,688         1.29         7.079         711
95.01 - 100.00%                            22      2,498,001         0.43         7.006         717
-----------------------------------------------------------------------------------------------------
Total:                                  2,688   $574,553,482      100.00%        6.576%        709
-----------------------------------------------------------------------------------------------------


`                                             `           `           `             `             `
`                                             `    Weighted    Weighted             `             `
`                                          Avg.        Avg.        Avg.             `             `
`                                     Principal    Original    Combined     Pct. Full    Pct. Owner
Original LTV                            Balance         LTV         LTV           Doc      Occupied
--------------------------------------------------------------------------------------------------
40.00% & Below                         $181,895       32.41%      35.83%        13.68%        74.59%
40.01 - 50.00%                          240,184       45.67       48.28         15.54         72.76
50.01 - 60.00%                          236,398       55.73       58.83         13.57         78.13
60.01 - 70.00%                          238,966       66.04       70.36         13.99         71.82
70.01 - 80.00%                          210,634       79.03       87.83         26.51         78.62
80.01 - 85.00%                          188,006       84.22       85.72         47.28         84.61
85.01 - 90.00%                          158,833       89.29       89.37         37.12         73.91
90.01 - 95.00%                          160,667       94.63       94.79         25.56         88.34
95.01 - 100.00%                         113,546       99.65       99.65         38.63         84.92
--------------------------------------------------------------------------------------------------
Total:                                $213,748      71.10%      77.52%        22.37%        76.89%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information Goldman, regarding the securities and assets referred to in this material. Sachs & Co. does not provide accounting, tax In addition, subject to applicable law, you may disclose any and all aspects of any or legal advice. potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7   Preliminary Structural and Collateral Term Sheet   April 10, 2006
-------------------------------------------------------------------------------


                                    Distribution by Original CLTV

`                                           `              `        Pct.             `           `
`                                           `              `          Of             `    Weighted
`                                      Number              `     Pool By      Weighted        Avg.
`                                          Of      Principal   Principal    Avg. Gross     Current
Original CLTV                           Loans        Balance     Balance        Coupon        FICO
-----------------------------------------------------------------------------------------------------
40.00% & Below                            122    $22,483,958        3.91%        6.114%        711
40.01 - 50.00%                            140     33,942,950        5.91         6.028         716
50.01 - 60.00%                            193     45,612,767        7.94         6.085         717
60.01 - 70.00%                            365     87,611,715       15.25         6.236         714
70.01 - 80.00%                            774    174,020,440       30.29         6.601         709
80.01 - 85.00%                             35      7,853,521        1.37         6.603         693
85.01 - 90.00%                            205     41,173,878        7.17         6.795         699
90.01 - 95.00%                            169     34,093,485        5.93         7.259         696
95.01 - 100.00%                           685    127,760,770       22.24         6.924         707
-----------------------------------------------------------------------------------------------------
Total:                                  2,688   $574,553,482      100.00%        6.576%        709
-----------------------------------------------------------------------------------------------------



`                                             `          `           `             `             `
`                                             `   Weighted    Weighted             `             `
`                                          Avg.       Avg.        Avg.             `             `
`                                     Principal   Original    Combined     Pct. Full    Pct. Owner
Original CLTV                           Balance        LTV         LTV           Doc      Occupied
---------------------------------------------------------------------------------------------------
40.00% & Below                         $184,295      32.48%      32.60%        13.82%        74.40%
40.01 - 50.00%                          242,450      45.33       45.55         15.06         75.06
50.01 - 60.00%                          236,336      55.37       55.56         14.05         79.37
60.01 - 70.00%                          240,032      65.29       65.79         15.86         74.13
70.01 - 80.00%                          224,833      77.58       78.30         27.91         79.01
80.01 - 85.00%                          224,386      78.36       84.33         31.69         88.30
85.01 - 90.00%                          200,848      82.10       89.33         22.26         68.67
90.01 - 95.00%                          201,737      82.11       94.79         18.31         75.88
95.01 - 100.00%                         186,512      78.60       99.90         26.24         78.15
---------------------------------------------------------------------------------------------------
Total:                                 $213,748      71.10%      77.52%        22.37%        76.89%
---------------------------------------------------------------------------------------------------


                                         Distribution by Document Type

`                                           `              `        Pct.             `           `
`                                           `              `          Of             `    Weighted
`                                      Number              `     Pool By      Weighted        Avg.
Document                                   Of      Principal   Principal    Avg. Gross     Current
Type                                    Loans        Balance     Balance        Coupon        FICO
-----------------------------------------------------------------------------------------------------
Full/Alt                                  656   $128,511,283       22.37%        6.367%        718
Nina/No Doc                               371     77,426,082       13.48         6.497         719
NIVA/No Ratio                             244     55,107,818        9.59         7.049         704
SISA                                      871    189,525,780       32.99         6.615         701
SIVA                                      546    123,982,520       21.58         6.573         707
-----------------------------------------------------------------------------------------------------
Total:                                  2,688   $574,553,482      100.00%        6.576%        709
-----------------------------------------------------------------------------------------------------





`                                           `          `           `             `             `
`                                           `   Weighted    Weighted             `             `
`                                        Avg.       Avg.        Avg.             `             `
Document                            Principal   Original    Combined     Pct. Full    Pct. Owner
Type                                  Balance        LTV         LTV           Doc      Occupied
-------------------------------------------------------------------------------------------------
Full/Alt                             $195,901      74.84%      81.05%       100.00%        70.79%
Nina/No Doc                           208,696      61.20       65.37          0.00         88.75
NIVA/No Ratio                         225,852      71.00       76.02          0.00         66.21
SISA                                  217,596      71.03       78.06          0.00         76.77
SIVA                                  227,074      73.58       81.30          0.00         80.75
-------------------------------------------------------------------------------------------------
Total:                               $213,748      71.10%      77.52%        22.37%        76.89%
-------------------------------------------------------------------------------------------------


                                           Distribution by Loan Purpose

`                                           `              `        Pct.             `           `
`                                           `              `          Of             `    Weighted
`                                      Number              `     Pool By      Weighted        Avg.
`                                          Of      Principal   Principal    Avg. Gross     Current
Loan Purpose                            Loans        Balance     Balance        Coupon        FICO
-----------------------------------------------------------------------------------------------------
Cashout Refinance                       1,024   $234,077,039       40.74%        6.347%        701
Purchase                                1,428    286,261,190       49.82         6.818         715
Rate/term Refinance                       236     54,215,253        9.44         6.291         706
-----------------------------------------------------------------------------------------------------
Total:                                  2,688   $574,553,482      100.00%        6.576%        709
-----------------------------------------------------------------------------------------------------



`                                             `          `           `             `             `
`                                             `   Weighted    Weighted             `             `
`                                          Avg.       Avg.        Avg.             `             `
`                                     Principal   Original    Combined     Pct. Full    Pct. Owner
Loan Purpose                            Balance        LTV         LTV           Doc      Occupied
---------------------------------------------------------------------------------------------------
Cashout Refinance                      $228,591      64.46%      67.12%        16.29%        80.70%
Purchase                                200,463      77.46       87.21         27.36         73.28
Rate/term Refinance                     229,726      66.23       71.30         22.25         79.51
---------------------------------------------------------------------------------------------------
Total:                                 $213,748      71.10%      77.52%        22.37%        76.89%
---------------------------------------------------------------------------------------------------

                                         Distribution by Occupancy Status

`                                           `              `        Pct.             `           `
`                                           `              `          Of             `    Weighted
`                                      Number              `     Pool By      Weighted        Avg.
Occupancy                                  Of      Principal   Principal    Avg. Gross     Current
Status                                  Loans        Balance     Balance        Coupon        FICO
----------------------------------------------------------------------------------------------------
Investor                                  642   $111,266,833       19.37%        6.858%        722
Owner Occupied                          1,938    441,782,944       76.89         6.496         705
Second Home                               108     21,503,705        3.74         6.770         721
----------------------------------------------------------------------------------------------------
Total:                                  2,688   $574,553,482      100.00%        6.576%        709
----------------------------------------------------------------------------------------------------



`                                            `          `           `             `             `
`                                            `   Weighted    Weighted             `             `
`                                         Avg.       Avg.        Avg.             `             `
Occupancy                            Principal   Original    Combined     Pct. Full    Pct. Owner
Status                                 Balance        LTV         LTV           Doc      Occupied
--------------------------------------------------------------------------------------------------
Investor                              $173,313      69.60%      75.47%        30.92%         0.00%
Owner Occupied                         227,958      71.36       77.55         20.59        100.00
Second Home                            199,108      73.69       87.47         14.60          0.00
--------------------------------------------------------------------------------------------------
Total:                                $213,748      71.10%      77.52%        22.37%        76.89%
--------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information Goldman, regarding the securities and assets referred to in this material. Sachs & Co. does not provide accounting, tax In addition, subject to applicable law, you may disclose any and all aspects of any or legal advice. potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7   Preliminary Structural and Collateral Term Sheet   April 10, 2006
-------------------------------------------------------------------------------

                                 Distribution by Property Type

`                                           `              `        Pct.             `           `
`                                           `              `          Of             `    Weighted
`                                      Number              `     Pool By      Weighted        Avg.
Property                                   Of      Principal   Principal    Avg. Gross     Current
Type                                    Loans        Balance     Balance        Coupon        FICO
-----------------------------------------------------------------------------------------------------
2 Family                                  172    $38,515,997        6.70%        6.762%        711
3-4 Family                                156     37,699,876        6.56         7.606         693
Condo                                     233     45,553,890        7.93         6.480         718
Coop                                        9      1,577,275        0.27         6.977         674
PUD                                       395     88,024,495       15.32         6.563         712
Single Family                           1,718    362,060,336       63.02         6.464         708
Townhouse                                   5      1,121,613        0.20         6.170         735
-----------------------------------------------------------------------------------------------------
Total:                                  2,688   $574,553,482      100.00%        6.576%        709
-----------------------------------------------------------------------------------------------------



`                                            `          `           `             `             `
`                                            `   Weighted    Weighted             `             `
`                                         Avg.       Avg.        Avg.             `             `
Property                             Principal   Original    Combined     Pct. Full    Pct. Owner
Type                                   Balance        LTV         LTV           Doc      Occupied
--------------------------------------------------------------------------------------------------
2 Family                              $223,930      70.33%      76.01%        18.84%        54.29%
3-4 Family                             241,666      73.55       81.92         15.99         48.22
Condo                                  195,510      71.58       78.29         29.01         61.21
Coop                                   175,253      66.28       90.49          3.30         41.61
PUD                                    222,847      73.84       81.70         30.39         85.17
Single Family                          210,745      70.21       76.05         20.74         82.42
Townhouse                              224,323      76.97       76.97         11.72         69.90
--------------------------------------------------------------------------------------------------
Total:                                $213,748      71.10%      77.52%        22.37%        76.89%
--------------------------------------------------------------------------------------------------


                                    Distribution by State


`                                           `              `        Pct.             `           `
`                                           `              `          Of             `    Weighted
`                                      Number              `     Pool By      Weighted        Avg.
`                                          Of      Principal   Principal    Avg. Gross     Current
State                                   Loans        Balance     Balance        Coupon        FICO
-----------------------------------------------------------------------------------------------------
CA-S                                      467   $128,600,584       22.38%        6.162%        709
CA-N                                      273     75,781,453       13.19         5.978         728
FL                                        252     47,196,506        8.21         6.857         698
NJ                                        104     28,768,041        5.01         6.522         724
NY                                        103     28,348,177        4.93         6.830         697
TX                                        166     24,781,535        4.31         6.788         698
MA                                         95     23,363,497        4.07         7.747         695
GA                                         96     16,674,479        2.90         7.072         690
VA                                         67     15,557,190        2.71         6.599         716
AZ                                         76     15,524,965        2.70         6.615         729
Other                                     989    169,957,056       29.58         6.799         705
-----------------------------------------------------------------------------------------------------
Total:                                  2,688   $574,553,482      100.00%        6.576%        709
-----------------------------------------------------------------------------------------------------


`                                              `          `           `             `             `
`                                              `   Weighted    Weighted             `             `
`                                           Avg.       Avg.        Avg.             `             `
`                                      Principal   Original    Combined     Pct. Full    Pct. Owner
State                                    Balance        LTV         LTV           Doc      Occupied
----------------------------------------------------------------------------------------------------
CA-S                                    $275,376      64.51%      68.33%        13.70%        80.69%
CA-N                                     277,588      60.91       64.09         19.81         73.07
FL                                       187,288      74.07       80.92         15.29         68.94
NJ                                       276,616      74.33       78.36         40.65         93.21
NY                                       275,225      73.34       81.89          4.41         78.01
TX                                       149,286      79.05       90.89         25.52         87.20
MA                                       245,932      77.21       86.63         22.07         65.95
GA                                       173,692      78.64       90.18         31.16         77.89
VA                                       232,197      75.48       80.50         42.68         90.50
AZ                                       204,276      72.87       80.26         23.29         70.14
Other                                    171,847      75.60       83.68         28.71         74.25
----------------------------------------------------------------------------------------------------
Total:                                  $213,748      71.10%      77.52%        22.37%        76.89%
----------------------------------------------------------------------------------------------------


                                   Distribution by Zip Code

`                                           `              `        Pct.             `           `
`                                           `              `          Of             `    Weighted
`                                      Number              `     Pool By      Weighted        Avg.
`                                          Of      Principal   Principal    Avg. Gross     Current
Zip Code                                Loans        Balance     Balance        Coupon        FICO
-----------------------------------------------------------------------------------------------------
01841                                       8     $2,081,488        0.36%        7.980%        668
07740                                       3      1,672,799        0.29         6.889         682
90660                                       5      1,622,696        0.28         6.309         712
90744                                       4      1,533,076        0.27         6.431         677
92592                                       3      1,509,760        0.26         6.914         697
90042                                       4      1,469,935        0.26         6.698         710
94121                                       5      1,448,002        0.25         5.754         731
94928                                       5      1,425,451        0.25         5.723         720
90016                                       4      1,359,815        0.24         7.150         698
07052                                       3      1,351,024        0.24         6.404         725
Other                                   2,644    559,079,438       97.31         6.573         709
-----------------------------------------------------------------------------------------------------
Total:                                  2,688   $574,553,482      100.00%        6.576%        709
-----------------------------------------------------------------------------------------------------



`                                             `          `           `             `             `
`                                             `   Weighted    Weighted             `             `
`                                          Avg.       Avg.        Avg.             `             `
`                                     Principal   Original    Combined     Pct. Full    Pct. Owner
Zip Code                                Balance        LTV         LTV           Doc      Occupied
---------------------------------------------------------------------------------------------------
01841                                  $260,186      74.72%      87.34%        35.44%        47.15%
07740                                   557,600      54.74       54.74         11.81        100.00
90660                                   324,539      69.71       74.10          0.00        100.00
90744                                   383,269      68.94       90.43          0.00         79.58
92592                                   503,253      75.62       87.61          0.00         74.12
90042                                   367,484      60.62       71.74          0.00        100.00
94121                                   289,600      43.64       43.64         31.55          7.62
94928                                   285,090      68.34       68.34          0.00          0.00
90016                                   339,954      71.15       77.04          0.00         40.91
07052                                   450,341      80.00       82.94         28.04        100.00
Other                                   211,452      71.22       77.61         22.67         77.21
---------------------------------------------------------------------------------------------------
Total:                                 $213,748      71.10%      77.52%        22.37%        76.89%
---------------------------------------------------------------------------------------------------


                         Distribution by Remaining Months to Maturity


`                                           `              `        Pct.             `
`                                           `              `          Of             `
Remaining                              Number              `     Pool By      Weighted
Months To                                  Of      Principal   Principal    Avg. Gross
Maturity                                Loans        Balance     Balance        Coupon
------------------------------------------------------------------------------------------
1 - 120                                     2       $330,472        0.06%        5.047%
121 - 180                                  97     18,911,991        3.29         6.065
181 - 240                                  15      2,559,837        0.45         6.352
301 - 360                               2,566    551,038,958       95.91         6.593
361 - 480                                   8      1,712,225        0.30         7.578
------------------------------------------------------------------------------------------
Total:                                  2,688   $574,553,482      100.00%        6.576%
------------------------------------------------------------------------------------------




`                                            `            `          `           `             `             `
`                                     Weighted            `   Weighted    Weighted             `             `
Remaining                                 Avg.         Avg.       Avg.        Avg.             `             `
Months To                              Current    Principal   Original    Combined     Pct. Full    Pct. Owner
Maturity                                  FICO      Balance        LTV         LTV           Doc      Occupied
---------------------------------------------------------------------------------------------------------------
1 - 120                                    696     $165,236      31.61%      31.61%         0.00%        68.68%
121 - 180                                  718      194,969      68.32       70.68         12.72         81.95
181 - 240                                  717      170,656      59.01       62.14         21.81         76.34
301 - 360                                  708      214,746      71.26       77.82         22.76         76.65
361 - 480                                  707      214,028      76.53       88.36          8.31        100.00
---------------------------------------------------------------------------------------------------------------
Total:                                     709     $213,748      71.10%      77.52%        22.37%        76.89%
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information Goldman, regarding the securities and assets referred to in this material. Sachs & Co. does not provide accounting, tax In addition, subject to applicable law, you may disclose any and all aspects of any or legal advice. potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7   Preliminary Structural and Collateral Term Sheet   April 10, 2006
-------------------------------------------------------------------------------


                                Distribution by Amortization Type



`                                           `              `        Pct.             `
`                                           `              `          Of             `
`                                      Number              `     Pool By      Weighted
`                                          Of      Principal   Principal    Avg. Gross
Amortization Type Loans                 Loans        Balance     Balance        Coupon
-----------------------------------------------------------------------------------------
15 Yr Fixed                                99    $19,242,463        3.35%        6.047%
30 Yr Fixed                             2,574    551,711,427       96.02         6.592
40 Yr Fixed                                 8      1,712,225        0.30         7.578
Fixed Balloon 40/30                         7      1,887,368        0.33         6.475
-----------------------------------------------------------------------------------------
Total:                                  2,688   $574,553,482      100.00%        6.576%
-----------------------------------------------------------------------------------------


`                                           `            `          `           `             `             `
`                                    Weighted            `   Weighted    Weighted             `             `
`                                        Avg.         Avg.       Avg.        Avg.             `             `
`                                     Current    Principal   Original    Combined     Pct. Full    Pct. Owner
Amortization Type Loans                  FICO      Balance        LTV         LTV           Doc      Occupied
--------------------------------------------------------------------------------------------------------------
15 Yr Fixed                               718     $194,368      67.69%      70.01%        12.50%        81.72%
30 Yr Fixed                               708      214,340      71.27       77.83         22.74         76.79
40 Yr Fixed                               707      214,028      76.53       88.36          8.31        100.00
Fixed Balloon 40/30                       718      269,624      53.02       53.02         26.45         36.88
--------------------------------------------------------------------------------------------------------------
Total:                                    709     $213,748      71.10%      77.52%        22.37%        76.89%
--------------------------------------------------------------------------------------------------------------




                                   Distribution by Prepayment Term Months


`                                           `              `        Pct.             `           `
`                                           `              `          Of             `    Weighted
Prepayment                             Number              `     Pool By      Weighted        Avg.
Term                                       Of      Principal   Principal    Avg. Gross     Current
Months                                  Loans        Balance     Balance        Coupon        FICO
-----------------------------------------------------------------------------------------------------
0                                       1,724   $360,624,435       62.77%        6.695%        707
6                                          70     17,948,068        3.12         6.207         718
12                                         91     23,162,370        4.03         7.007         694
18                                          1        244,348        0.04         6.625         679
24                                         33      7,792,576        1.36         6.980         696
36                                        626    127,856,231       22.25         6.396         707
60                                        143     36,925,454        6.43         5.857         735
-----------------------------------------------------------------------------------------------------
Total:                                  2,688   $574,553,482      100.00%        6.576%        709
-----------------------------------------------------------------------------------------------------



`                                            `          `           `             `             `
`                                            `   Weighted    Weighted             `             `
Prepayment                                Avg.       Avg.        Avg.             `             `
Term                                 Principal   Original    Combined     Pct. Full    Pct. Owner
Months                                 Balance        LTV         LTV           Doc      Occupied
--------------------------------------------------------------------------------------------------
0                                     $209,179      73.10%      79.79%        24.77%        76.56%
6                                      256,401      62.16       66.70         10.11         90.36
12                                     254,532      73.64       81.48         12.51         73.78
18                                     244,348      70.00       70.00          0.00        100.00
24                                     236,139      71.30       80.25         27.12         57.14
36                                     204,243      68.99       75.11         19.40         78.95
60                                     258,220      61.68       65.93         20.39         72.45
--------------------------------------------------------------------------------------------------
Total:                                $213,748      71.10%      77.52%        22.37%        76.89%
--------------------------------------------------------------------------------------------------


                                    Distribution by Interest Only Loans


`
`                                           `              `        Pct.             `           `
`                                           `              `          Of             `    Weighted
Interest                               Number              `     Pool By      Weighted        Avg.
Only                                       Of      Principal   Principal    Avg. Gross     Current
Loans                                   Loans        Balance     Balance        Coupon        FICO
---------------------------------------------------------------------------------------------------
N                                       1,883   $382,205,490       66.52%        6.566%        708
Y                                         805    192,347,992       33.48         6.595         711
---------------------------------------------------------------------------------------------------
Total:                                  2,688   $574,553,482      100.00%        6.576%        709
---------------------------------------------------------------------------------------------------





`
`                                             `          `           `             `             `
`                                             `   Weighted    Weighted             `             `
Interest                                   Avg.       Avg.        Avg.             `             `
Only                                  Principal   Original    Combined     Pct. Full    Pct. Owner
Loans                                   Balance        LTV         LTV           Doc      Occupied
---------------------------------------------------------------------------------------------------
N                                      $202,977      70.50%      76.53%        16.70%        74.99%
Y                                       238,942      72.30       79.49         33.64         80.66
---------------------------------------------------------------------------------------------------
Total:                                 $213,748      71.10%      77.52%        22.37%        76.89%
---------------------------------------------------------------------------------------------------


                                   Distribution by Interest Only Term


`                                           `              `        Pct.             `           `
`                                           `              `          Of             `    Weighted
`                                      Number              `     Pool By      Weighted        Avg.
Interest                                   Of      Principal   Principal    Avg. Gross     Current
Only Term                               Loans        Balance     Balance        Coupon        FICO
----------------------------------------------------------------------------------------------------
0                                       1,883   $382,205,490       66.52%        6.566%        708
60                                         53     12,788,248        2.23         6.373         711
120                                       742    177,602,670       30.91         6.611         712
180                                        10      1,957,075        0.34         6.639         682
----------------------------------------------------------------------------------------------------
Total:                                  2,688   $574,553,482      100.00%        6.576%        709
----------------------------------------------------------------------------------------------------




`                                            `          `           `             `             `
`                                            `   Weighted    Weighted             `             `
`                                         Avg.       Avg.        Avg.             `             `
Interest                             Principal   Original    Combined     Pct. Full    Pct. Owner
Only Term                              Balance        LTV         LTV           Doc      Occupied
--------------------------------------------------------------------------------------------------
0                                     $202,977      70.50%      76.53%        16.70%        74.99%
60                                     241,288      75.39       78.51         16.54         81.87
120                                    239,357      71.90       79.45         34.38         80.52
180                                    195,707      89.15       89.15         77.94         85.35
--------------------------------------------------------------------------------------------------
Total:                                $213,748      71.10%      77.52%        22.37%        76.89%
--------------------------------------------------------------------------------------------------


                                     Distribution by Lien

`                                           `              `        Pct.             `
`                                           `              `          Of             `
`                                      Number              `     Pool By      Weighted
`                                          Of      Principal   Principal    Avg. Gross
Lien                                    Loans        Balance     Balance        Coupon
-----------------------------------------------------------------------------------------
1                                       2,688   $574,553,482      100.00%        6.576%
-----------------------------------------------------------------------------------------
Total:                                  2,688   $574,553,482      100.00%        6.576%
-----------------------------------------------------------------------------------------



`                                           `            `          `           `             `             `
`                                    Weighted            `   Weighted    Weighted             `             `
`                                        Avg.         Avg.       Avg.        Avg.             `             `
`                                     Current    Principal   Original    Combined     Pct. Full    Pct. Owner
Lien                                     FICO      Balance        LTV         LTV           Doc      Occupied
--------------------------------------------------------------------------------------------------------------
1                                         709     $213,748      71.10%      77.52%        22.37%        76.89%
--------------------------------------------------------------------------------------------------------------
Total:                                    709     $213,748      71.10%      77.52%        22.37%        76.89%
--------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information Goldman, regarding the securities and assets referred to in this material. Sachs & Co. does not provide accounting, tax In addition, subject to applicable law, you may disclose any and all aspects of any or legal advice. potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-7 -- New Issue Announcement (external)
GS Lead Manager & Sole Bookrunner
$565.490MM (approx)

Class    S&P/Moodys     Size(mm)  Grp   Cr.Spt     AvL    Prin.Wndw    Guidance
AV1      AAA/Aaa        200.453   ALL    6.61     1.00   05/06 - 04/08  L+8a
AF2      AAA/Aaa        139.976   ALL    6.61     3.00   04/08 - 08/10  N+50a
AF3      AAA/Aaa        44.301    ALL    6.61     5.00   08/10 - 01/12  N+80a
AF4      AAA/Aaa        95.370    ALL    6.61     8.65   01/12 - 03/16  N+95a
AF5NAS   AAA/Aaa        53.345    ALL    6.61     6.80   05/09 - 03/16  N+65a
M1       AA+/Aa1        8.854     ALL    5.06     6.51   06/09 - 03/16  N+80a
M2       AA/Aa2         5.712     ALL    4.06     6.51   06/09 - 03/16  N+85a
M3       AA-/Aa3        2.856     ALL    3.56     6.51   06/09 - 03/16  N+90a
M4       A/A2           2.856     ALL    3.06     6.51   06/09 - 03/16  N+110a
M5       A-/A3          2.856     ALL    2.56     6.51   06/09 - 03/16  N+120a
B1       BBB/Baa2       2.856     ALL    2.06     6.43   06/09 - 03/16  N+185a
B2       BBB-/Baa3      2.856     ALL    1.56     6.18   06/09 - 03/16  N+250a

Expected Deal timing:
Launch/Price: w/o Apr 10
Settle: Apr 28, 2006
First Distribution Date: May 25, 2006

GS Structured Products Global Syndicate
Europe: Mitch Resnick & Tets Ishikawa +44 (0)20 7774-3068
Asia: Omar Chaudhary & Jay Lee +81 (3) 6437-7198
N. America: Bunty Bohra,Scott Wisenbaker, Scott Walter & Tony Kim +1
(212) 902-7645

Disclaimer:
This material has been prepared specifically for you and contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discussion and negotiation. Goldman Sachs shall have no liability, contingent or otherwise, to the user or to third parties, for the quality, accuracy, timeliness, continued availability or completeness of the data and information. Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State. These securities are being offered by the issuer and represent a new financing. A final prospectus relating to these securities may be obtained from the offices of Goldman, Sachs & Co., 85 Broad Street, New York, NY 10004.



-------------------------------------------------------------------------------
Not an offer, recommendation, general solicitation or official confirmation of terms. Prepared by Research or Sales/Trading personnel from generally available information believed to be reliable. No representation of accuracy or completeness. Indicated returns not guaranteed. Assumption changes may materially impact returns. Price/availability subject to change without notice. Past performance not indicative of future results. Goldman Sachs may have previously accumulated long/short positions in any subject investment.
For UK purposes, issued or approved by GS International, which is authorized and regulated by the financial Services Authority, but not made available to private customers